                            [WM VARIABLE TRUST LOGO]

                                   [PHOTO OF GRAPH ON COMPUTER SCREEN] [SCALE]

                                                    the difference is experience
                                                                   Annual Report
                                            For the year ended December 31, 2000

STRATEGIC ASSET MANAGEMENT PORTFOLIO DIVISIONS strategic growth portfolio conservative growth portfolio balanced portfolio conservative balanced portfolio flexible income portfolio

EQUITY FUND DIVISIONS
     equity income fund
     growth & income fund
     growth fund of the northwest
     growth fund
     mid cap stock fund
     small cap stock fund
     international growth fund

FIXED-INCOME FUND DIVISIONS
     short term income fund
     u.s. government securities fund
     income fund
     money market fund

CONTENTS

message from the president .....................           1

is the market becoming more volatile? ..........           2

individual fund reviews ........................           5

statements of assets and liabilities ...........          38

statements of operations .......................          42

statements of changes in net assets ............          44

statements of changes in net
assets -- capital stock activity ...............          48

financial highlights ...........................          50

portfolio of investments .......................          59

notes to financial statements ..................          87

independent auditor's report ...................          97

tax information ................................          98

[PHOTO]

Dear Contract Owner,

Looking at the performance of U.S. equity markets over the past year, volatility certainly has been the underlying theme. We have witnessed daily fluctuations of the Dow Jones Industrial Average (DJIA) that seem larger than many of us can ever remember. In fact, these fluctuations were greater in 2000 than in any year during the 1990s.(1) The important thing to keep in mind, however, is that volatility is a natural part of investing. If you build a well-diversified investment portfolio while maintaining a long-term perspective, you can potentially lower your risk and be less concerned with market volatility over the short term.

Diversification is the key to controlling market volatility. The old adage "don't put all your eggs in one basket," certainly rings true when it comes to investing. It also represents the basis of investing in variable annuities. These sub-accounts are able to hold a large number of securities, allowing them to achieve a level of diversification that would otherwise be difficult for individual investors to attain on their own. With the WM Strategic Asset Manager, we take the concept of diversification a step further. We have built a fund family that is predicated on the investment tenets of diversification and risk management. Whether you've invested in one or more of our 11 individual Variable Trust funds or our five actively managed Strategic Asset Management Portfolios, your long-term assets are being managed with a focus on some degree of diversification and/or asset allocation.

The Strategic Asset Manager Variable Annuity utilizes multiple levels of diversification. We offer comprehensive investment options that are representative of the major asset classes or investment categories. We also give you access to different investment styles, such as growth or momentum investing and value investing. Over the past year, we have rounded out our equity fund offerings by introducing the Mid Cap Stock Fund and by repositioning the Equity Income Fund into larger-cap, traditional dividend-producing value holdings. Our newest fund, the Mid Cap Stock Fund, represents an important segment of the investment arena, mid-sized companies, and underscores another level of diversification -- company size. In addition, our fixed-income funds provide investment choices segmented by type of issuer, maturity, and yield potential.

Another unique feature of the WM Strategic Asset Manager is the structure of its portfolio management team. All portfolios have an investment advisor that oversees the day-to-day investment management of the sub-accounts. Our investment advisor, WM Advisors, Inc., has created an environment that allows additional managers and management companies to leverage their strengths in one fund family, giving you access to multiple managers and management styles.

In addition to the investment advisor, a very important aspect of investing in variable annuities is the Board of Trustees. As mandated by the Investment Company Act of 1940, all funds are required to have a board structure that looks out for the best interest of you, the investor. They are responsible for protecting the interests of fund investors as well as overseeing general fund operations. It is important to note that 11 of the 14 Board members are not affiliated with WM Advisors, which offers objective leadership to the process. In the coming pages of this report, we highlight the members of the WM Board of Trustees and provide some insight into how they assist in the overall management of your investment assets. I also wanted to express my personal appreciation to the WM Trustees, who have helped shape and grow the fund family, ever mindful of the interests of all contract owners.

Thank you for your continued support and trust in the WM Variable Trust Funds. For more than 60 years, and through various economic and market cycles, we have been dedicated to helping you build your investment wealth. Please take the time to review the following pages that highlight the important facets of the performance of your investments and the financial markets during the past year, as well as recognizing the value and importance of your WM Variable Trust Funds' Board of Trustees. I again want to take the opportunity to stress the benefit of having regular meetings with your Financial Advisor to ensure that you are positioned to meet your long-term investment objectives.


                                        Sincerely,

                                        /s/ WILLIAM G. PAPESH
                                        William G. Papesh
                                        President



(1)    As measured by the standard deviation of the closing prices of the DJIA.

DIVERSIFICATION

"DIVERSIFICATION IS THE KEY TO INVESTING IN VOLATILE MARKETS"

IS THE MARKET BECOMING MORE VOLATILE, AND WHAT CAN BE DONE ABOUT IT?

VOLATILE MARKETS

The daily price fluctuations of the Dow Jones Industrial Average (DJIA) increased significantly in 2000. As you can see from the chart below, the volatility has increased substantially compared to the 1990s. Even more dramatic, the daily volatility of the technology-heavy Nasdaq Index was more than double that of the already high levels of the DJIA during the same period. Rapid and dramatic price changes have become almost a daily event. Higher short-term interest rates, unrealistic equity valuations, and rising oil prices all contributed to this volatile environment. This volatility can be disconcerting for investors, especially for those who have not diversified their portfolios.

Diversification is the key to investing in volatile markets; a portfolio that is diversified in multiple asset classes is less subject to risk and volatility as compared to an investment in one particular asset class. Diversification can be a powerful tool in helping investors manage risk and meet their long-term investment goals.

Daily Market Volatility*

[GRAPH]

* Source: Dow Jones Industrial Average. Volatility is measured by the standard deviation. Results for 2000 are through December 31.

DIVERSIFIED PORTFOLIOS

Diversification is the process of combining different types of asset classes or investment categories in one portfolio. For instance, a portfolio that is invested in stocks, bonds, and cash will be less subject to market fluctuations than one that is invested only in stocks. While this is a simplified look at diversification, in practice, we can actually take this a step further. For instance, it is also possible to reduce risk by adding what is normally considered a "risky" asset into a portfolio. Historically speaking, by adding a portion of international stocks into a domestic equity portfolio, risk can actually be reduced. This process is called asset allocation -- in other words, the decision of where and to what degree you diversify your assets. The example to the right demonstrates how diversified portfolios have the potential not only to reduce risk, but also to generate additional returns.

PERFORMANCE DISPARITY

In addition to being more volatile than any year in the 1990s, the past 12 months have produced significantly varied results from different types of investment categories. From the strong performance exhibited by mid-sized companies to the negative returns of stocks from emerging market countries, investment results from the past year reinforce the need for a diversified portfolio. Diversification enables an investor to participate in market upswings -- mid-cap stocks for example -- while minimizing risk should one portion of the market stumble, such as the technology sector in 2000.


DIVERSIFIED PORTFOLIOS CAN ENHANCE RETURNS AND REDUCE RISK

[PIE GRAPH]

Foreign Stocks                    20%
Small-Cap Stocks                  15%
Cash                              10%
Large-Cap Stocks                  20%
Bonds                             35%


Diversified Portfolio

           Average Annual Return:    13.1%
           Risk:                      9.8%



[PIE GRAPH]

Bonds                   50%
Large-Cap Stocks        50%


50% Stocks/50% Bonds

           Average Annual Return:    12.5%
           Risk:                     10.0%

Source: Ibbotson Associates. Represents 25 year period ended 12-31-00. Diversified Portfolio is allocated as follows: Bonds 35% (Lehman Brothers Gov't./Credit), Stocks 20% (S&P 500), Cash 10% (30-day T-Bill), Small-Cap Stocks 15% (Ibbotson Small Cap Index), Foreign Stocks 20% (MSCI Europe). 50/50
Portfolio: 50% S&P 500, 50% LB Gov't./Credit. Risk is measured by standard deviation.

INVESTMENT PERFORMANCE FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 2000

[PERFORMANCE GRAPH]


Mid-Cap Stocks                                       17.5%
Gov't Bonds                                          13.2%
Corporate Bonds                                       9.4%
Inflation                                             3.9%
Small-Cap Stocks                                     -3.0%
High Yield Bonds                                     -5.9%
Large-Cap Stocks                                     -9.1%
Foreign Stocks                                      -14.0%
Emerging Market Stocks                              -31.8%

Source: Ibbotson Associates. The following indices were used: Mid-Cap Stocks (S&P 400 Midcap Index), Gov't Bonds (Lehman Brothers Government Bond Index), Corporate Bonds (LB Credit Bond Index), Inflation (CPI), Small-Cap Stocks (Russell 2000), High Yield Bonds (LB High Yield Bond Index), Large-Cap Stocks (S&P 500), Foreign Stocks (MSCI EAFE Index), Emerging Market Stocks (S&P/IFCI Emerging Composite). Individuals cannot invest directly in an index. International investments can carry greater risks including currency, liquidity, and political risks.

MEET WITH YOUR FINANCIAL ADVISOR

At the WM Group of Funds, we continually stress the importance of meeting with your Financial Advisor to discuss your long-term goals and objectives. This is especially important when it comes to diversification and asset allocation. It is important to regularly discuss you and your family's changing needs as you invest both now and for retirement. As your goals change, so should your investment strategy. Your Financial Advisor can help you devise a strategy that allows your investment portfolio to stay in line with your short-term and long-term needs.

YOUR BOARD OF TRUSTEES

The Investment Company Act of 1940 mandated a board structure for mutual funds that is unique compared to other types of companies. Shareholders of a mutual fund have a team of professionals working for them whose goal is to protect their interests. The WM Variable Trust Funds' Board of Trustees has been chosen by contract owners to do just that. They meet quarterly to enact policies for investment advisory functionality, discuss fund-specific policies, and oversee fund management to ensure that performance remains in line with investment objectives.

The WM Variable Trust Funds' Board of Trustees has been selected for their knowledge in both the business and investment worlds. With experience in a wide array of fields and backgrounds, they are well prepared to look out for your best interests. Some of the professions of the WM Variable Trust Funds' Board members include a lawyer, a doctor, an accountant, a university professor and an investment banker. Other professions range from an investment manager and a public relations executive to leaders of a charitable foundation and a consulting firm. Additionally, four of our board members are former or current presidents of their respective organizations, specifically a major telecommunications company, a venture capital company, an industrial firm and a university. The President of WM Advisors is also a member of the Board. The Board plays an extremely important role at the WM Group of Funds and has been chosen to leverage their wide scope of expertise to serve the best interests of all WM Group of Funds investors.

[BOARD OF TRUSTEES PHOTO]

WM VARIABLE TRUST FUNDS' BOARD OF TRUSTEES

Back Row (left to right): Wayne L. Attwood, M.D.; Carrol R. McGinnis; Richard C. Yancey; Jay Rockey; Michael K. Murphy; William G. Papesh; Arthur H. Bernstein, Esq.

Front Row (seated left to right): David E. Anderson; Morton O. Schapiro; Kristianne Blake; Daniel L. Pavelich; Alfred E. Osborne, Jr., Ph.D.; Anne V. Farrell; Edmond R. Davis, Esq.

Special Thanks to John English (not pictured) for more than six years of dedicated service as a Board Member.

INDIVIDUAL FUND AND PORTFOLIO REVIEWS

TO OUR CONTRACT OWNERS:


WE ARE PLEASED TO PROVIDE YOU WITH AN OVERVIEW OF THE UNDERLYING FUNDS AND PORTFOLIOS IN THE WM VARIABLE TRUST FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000.

WE HAVE INCLUDED BIOGRAPHIES OF THE INVESTMENT PROFESSIONALS MANAGING THE UNDERLYING FUNDS AND PORTFOLIOS TO HELP YOU BETTER UNDERSTAND THE INVESTMENT MANAGEMENT AVAILABLE TO YOU AS A CONTRACT OWNER OF THE WM VARIABLE TRUST.

WM ADVISORS, INC. IS THE INVESTMENT ADVISOR TO WM VARIABLE TRUST, AND HAS GENERAL OVERSIGHT RESPONSIBILITY FOR THE ADVISORY SERVICES PROVIDED TO THE UNDERLYING FUNDS AND PORTFOLIOS. THESE SERVICES INCLUDE FORMULATING THE UNDERLYING FUNDS' AND PORTFOLIOS' INVESTMENT POLICIES, ANALYZING ECONOMIC TRENDS AFFECTING THE FUNDS AND PORTFOLIOS, AND DIRECTING AND EVALUATING THE INVESTMENT SERVICES PROVIDED BY THE SUB-ADVISORS AND THE INDIVIDUAL PORTFOLIO MANAGERS OF EACH UNDERLYING FUND AND PORTFOLIO. WM ADVISORS, INC. SUPERVISES THE INDIVIDUAL PORTFOLIO MANAGERS IN THEIR DAY-TO-DAY MANAGEMENT OF THE UNDERLYING FUNDS AND PORTFOLIOS IN THE WM VARIABLE TRUST FAMILY TO ENSURE THAT POLICIES AND GUIDELINES ARE MET, AND TO DETERMINE APPROPRIATE INVESTMENT PERFORMANCE MEASURES.

UNDERSTANDING THE
ACCOMPANYING CHARTS

In order to help you understand the investment performance of each underlying Fund and Portfolio of the WM Variable Trust, we have included the following discussions along with graphs that compare their performance to certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a fund's performance and reflects both changes in the unit value of the fund as well as any income dividend and/or capital gain distributions made by a fund during the period. Past performance is not a guarantee of future results. A fund's unit value and investment return will vary with market conditions, and the principal value of an investment when you redeem your units may be more or less than the original cost.

Where applicable, the total returns of the underlying Funds and Portfolios reflect the Advisors' voluntary waiver of fees, reimbursement of certain expenses, and credits allowed by the Custodian. Total returns would have been lower if these fees, expenses, and credits had not been waived, reimbursed or reduced by credits.

Both the underlying Funds' and Portfolios' performance results and the market indices reflect total reinvestment of income, dividends, and capital gains. The unit values of these variable options will fluctuate with market conditions.

The Funds of the WM Variable Trust may not be purchased directly but are currently available only through the WM Strategic Asset Manager and WM Advantage tax-deferred variable annuities issued by American General Life Insurance Company. Annuity contract owner values will depend not only on the performance of the Funds, but also on the mortality and expense risk charges and administrative charges under the WM Strategic Asset Manager and WM Advantage tax-deferred variable annuity contracts.

STRATEGIC GROWTH portfolio

PORTFOLIO MANAGER:
RANDY L. YOAKUM
WM ADVISORS, INC.

Randy Yoakum, Senior Portfolio Manager and Chief Investment Officer, leads the SAM management team. Mr. Yoakum has 17 years experience in investment and financial analysis including over nine years with WM Advisors, Inc. He holds a BBA in Finance/Economics from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum also serves as chairman of WM Advisors' Investment Committee.

PERFORMANCE REVIEW(4)

The SAM STRATEGIC GROWTH PORTFOLIO returned -3.73% for the 12-month period ended December 31, 2000. While being managed in an effort to reduce volatility relative to single asset-class equity investments, the Portfolio slightly outperformed its benchmark index, as well as the S&P 500 Index, which posted a return of -9.11%. Long-term results have been favorable, outperforming its benchmark and providing a strong premium over inflation. Since inception, the Portfolio has averaged 20.04% per year, or 17.56% above the annual rate of inflation.(8)

ECONOMIC/MARKET REVIEW

The 12-month period under review was marked by significant volatility in the equity markets. The strong equity performance that we witnessed during the first part of 2000 reversed, particularly in the higher-growth technology holdings that had led markets for most of the late 1990s. The tech-heavy Nasdaq Index peaked in March then retreated, wiping out earlier gains and closing the year deep into negative territory.

Early in the period, the Federal Reserve continued to notch up short-term interest rates in an effort to quell inflation and slow growth, while investors began to take notice of some of the lofty prices of many equities. The economic slowdown caused investors to question the sustainability of very high earnings growth rates for much of the technology sector and the high valuations (prices relative to earnings) that many of asset class diversification these stocks carried. Some of the effects of higher interest rates have taken their desired effect, and overall economic growth slowed in the second half of the year. In fact, the Federal Reserve shifted their bias to lowering rates to boost overall economic activity. While growth has slowed from its strong pace of the past couple of years, there are some positive forces in the economy: strong produc-tivity, low unemployment, and subdued inflation. Performance of growth stocks was negative for the year, but

GROWTH OF A $10,000 INVESTMENT(2)(3)


[PERFORMANCE GRAPH]


                           Portfolio          Portfolio                          Standard & Poor's
                       (without annuity     (with annuity     Capital Market       500 Composite       Russell 3000   Inflation
                        expenses)(4)(6)    expenses)(5)(6)     Benchmark(1)           Index(1)           Index(1)      (CPI)(1)
                       ----------------    ---------------    --------------     -----------------     ------------   ---------
Inception 6/3/97            10,000             10,000              10,000              10,000             10,000        10,000
Jun                         10,320             10,309              10,000              10,413             10,448        10,416
                            10,970             10,945              10,032              11,186             11,277        11,233
                            10,550             10,515              10,063              10,616             10,650        10,777
                            11,040             10,990              10,088              11,155             11,234        11,388
                            10,610             10,549              10,100              10,836             10,859        11,005
                            10,630             10,559              10,094              11,293             11,361        11,426
Dec 97                      10,700             10,614              10,106              11,479             11,557        11,655
                            10,860             10,760              10,126              11,608             11,685        11,776
                            11,710             11,590              10,145              12,361             12,528        12,618
                            12,170             12,031              10,164              12,935             13,169        13,244
                            12,360             12,205              10,182              13,059             13,302        13,374
                            12,060             11,895              10,201              12,869             13,073        13,044
Jun                         12,409             12,225              10,213              13,350             13,604        13,484
                            12,168             11,973              10,225              13,225             13,460        13,239
                            10,423             10,243              10,238              11,526             11,514        11,211
                            11,004             10,803              10,250              12,217             12,252        11,975
                            11,636             11,410              10,275              13,105             13,248        12,884
                            12,389             12,134              10,275              13,828             14,051        13,672
Dec 98                      13,503             13,209              10,269              14,549             14,860        14,541
                            14,255             13,929              10,294              15,107             15,481        15,035
                            13,793             13,464              10,306              14,658             15,000        14,503
                            14,645             14,279              10,337              15,194             15,600        15,035
                            15,427             15,024              10,413              15,728             16,205        15,713
                            15,136             14,725              10,413              15,380             15,822        15,414
Jun                         16,038             15,584              10,413              16,143             16,700        16,193
                            15,743             15,279              10,444              15,683             16,179        15,702
                            15,752             15,270              10,469              15,612             16,099        15,524
                            15,875             15,371              10,519              15,245             15,658        15,127
                            16,701             16,153              10,538              16,119             16,648        16,076
                            17,801             17,197              10,544              16,414             16,987        16,525
Dec 99                      19,973             19,272              10,544              17,276             17,987        17,580
                            19,637             18,925              10,569              16,489             17,084        16,891
                            20,922             20,141              10,632              16,228             16,760        17,047
                            21,696             20,862              10,720              17,679             18,400        18,383
                            20,615             19,801              10,726              17,195             17,846        17,735
                            20,013             19,199              10,732              16,876             17,480        17,237
Jun                         20,592             19,732              10,795              17,286             17,911        17,747
                            20,126             19,264              10,814              17,058             17,631        17,434
                            21,438             20,495              10,827              18,037             18,726        18,726
                            20,673             19,742              10,883              17,191             17,737        17,878
                            20,404             19,462              10,901              17,137             17,662        17,625
                            18,658             17,777              10,940              15,949             16,271        16,000
Dec 00                      19,227             18,297              10,953              16,050             16,350        16,268



                                                                                            SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00 (2)(3)                      1 YEAR              (June 2, 1997)
                                                                        ------              ---------------
      Portfolio (without annuity expenses)(4)(6)                        -3.73%                  20.04%
      Portfolio (with annuity expenses)(5)(6)                           -5.06%                  18.40%
      Portfolio (adjusted for the maximum surrender charge)(5)(7)      -11.10%                  17.52%
      Capital Market Benchmark(1)                                       -7.10%                  14.11%

(1) Index total returns were calculated from 6/1/97 to 12/31/00. The Strategic Growth Portfolio's benchmark is a capital market index that is intended to represent a relative proxy for market and Portfolio performance. The benchmark allocation is: 90% Standard & Poor's 500 Composite Index and 10% Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The Russell 3000 Index is a broad-based index and is intended to represent the majority of the U.S. equity market. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers.

(2) Past performance is no guarantee of future results. The returns for the Portfolio assume reinvestment of all dividends/distributions.

(3) The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.

(6)    Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7)    Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

the shift in equity market sentiment was positive for more traditional value holdings. These stocks gained favor when money flowed out of the growth momentum stocks. The second half of the period significantly favored value stocks, especially mid-sized companies. The period closed with strong performance from the utility, financial, and healthcare sectors.

Fixed-income markets were negatively affected by rising short-term interest rates throughout the first half of 2000. However, they closed out the year on a very positive note when rates fell in response to significant evidence of an economic slowdown and in anticipation of interest rate cuts by the Federal Reserve. Central banks around the globe also increased interest rates early in the period in an effort to stem inflationary pressures as well as support their currencies. As a result, global markets were also volatile, evidenced by weaker performance in Europe, the Pacific Region and in many emerging market countries. Central banks have since followed the lead of the Federal Reserve, shifting to a more accommodative stance regarding monetary policy.

INVESTMENT STRATEGY

The STRATEGIC GROWTH PORTFOLIO is diversified in eight funds, representing six major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio were evident during the 12-month period ended December 31, 2000, as domestic equity market leadership shifted out of large-cap growth technology into some more traditional value positions. Because the Portfolio is diversified in these areas, shareholders were able to benefit from reduced volatility.

The overall investment strategy for the period was to:

-       Broaden equity diversification into small- and mid-cap positions.

- Reduce positions in higher-valued growth technology holdings early in the period in favor of value stocks found in the finance and healthcare sectors.

- Introduce two new funds into the Portfolio -- THE MID CAP STOCK FUND AND THE EQUITY INCOME FUND -- to broaden equity diversification in mid-cap and value positions.

REVIEW OF PORTFOLIO ALLOCATIONS

We took advantage of the rally in growth stocks early in the period and were able to realize some significant gains from the GROWTH FUND. We shifted assets out of the large-cap growth sector and into some broader areas of the market, adding to the SMALL CAP STOCK FUND and initiating a position in the MID CAP STOCK FUND. These moves benefited overall Portfolio performance, as the mid-cap value sector was one of the strongest performing areas during the second half of the year, and the MID CAP STOCK FUND was the best performer of all the WM Variable Trust Funds since its inception in May 2000. On a secular basis, this also worked to reduce technology positions in favor of financial and healthcare holdings, which were more attractively valued. The sector positioning also contributed to the strong relative performance during the second half of the period, as technology stocks retreated considerably. Despite volatile performance, we maintained the Portfolio's exposure to international equities (15%) to diversify holdings. Throughout the course of the past 12 months, we slightly increased our positions in fixed-income securities to 10%, favoring longer-term corporate holdings while reducing cash positions. We feel that given the slower growth domestic environment, the fixed-income positions could aid performance as well as help manage risk.

OUTLOOK

The economy is slowing and should continue to grow at a more sustainable rate as central banks around the globe shift toward a bias of lowering short-term interest rates. We will continue to maintain broad diversification in an effort to manage risk while taking advantage of positions in value stocks and fixed-income holdings, which could be attractive in a slower-growth environment. We believe that the market will pay closer attention to valuations and earnings, but lower short-term lending rates would be positive for most financial assets. The Federal Reserve will likely weigh the economic slowdown against possible inflationary and wealth effects when contemplating additional interest rate cuts as we move further into 2001. We are watching both corporate and consumer debt levels as possible indicators of future growth -- if debt levels get too high and credit tightens, further economic slowdown could develop. Overall, our long-term outlook remains positive, as we believe productivity enhancements will help preserve the low global inflationary environment, benefiting both stock and bond markets.

STRATEGIC GROWTH portfolio

asset class diversification (9)

[PIE CHART]

Corporate Bonds                          4%
Cash Equivalents                         5%
U.S. Equity Small-Cap                   11%
Foreign Equity                          15%
U.S. Equity Mid-Cap                     23%
U.S. Equity Large-Cap                   41%
Other Bonds                              1%


portfolio allocation (9)

[PIE CHART]

High Yield Fund                          5%
Equity Income Fund                       6%
Growth Fund of the Northwest             8%
Small Cap Stock Fund                     8%
International Growth Fund
  (Capital Guardian)                    10%
Mid Cap Stock Fund                      12%
Growth Fund
  (Janus)                               18%
Growth & Income Fund                    33%


(8)    Annual rate of inflation: 2.48% Source: Ibbotson Associates

(9) As of 12/31/00 and may not reflect the current Strategic Growth Portfolio allocation.



                                                                  SAM PORTFOLIOS

CONSERVATIVE GROWTH portfolio

PORTFOLIO MANAGER:
RANDY L. YOAKUM
WM ADVISORS, INC.

Randy Yoakum, Senior Portfolio Manager and Chief Investment Officer, leads the SAM management team. Mr. Yoakum has 17 years experience in investment and financial analysis including over nine years with WM Advisors, Inc. He holds a BBA in Finance/Economics from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum also serves as chairman of WM Advisors' Investment Committee.

PERFORMANCE REVIEW(4)

The SAM CONSERVATIVE GROWTH PORTFOLIO returned -2.49% for the 12-month period ended December 31, 2000. While being managed in an effort to reduce volatility relative to single asset-class investments, the Portfolio performed slightly better than its benchmark index, as well as the S&P 500 Index, which posted a return of -9.11%. Long-term results have been favorable, providing a strong premium over inflation. Since inception, the Portfolio has averaged 16.15% per year, or 13.67% above the annual rate of inflation.(8)

ECONOMIC/MARKET REVIEW

The 12-month period under review was marked by significant volatility in the equity markets. The strong equity performance that we witnessed in late 1999 and during the first part of 2000 reversed, particularly in the higher-growth technology holdings that had led markets for the most of the late 1990s. The tech-heavy Nasdaq Index peaked in March and then retreated, wiping out earlier gains and closing the year well into negative territory.

Early in the period, the Federal Reserve continued to notch up short-term interest rates in an effort to quell inflation and slow growth, while investors began to take notice of some of the lofty prices of many equities. The economic slowdown caused investors to question the sustainability of very high earnings growth rates for much of the technology sector and the high valuations (prices relative to earnings) that many of these stocks carried. Some of the effects of higher interest rates have taken their desired effect, and overall economic growth slowed in the second half of the year. In fact, the Federal Reserve shifted their bias to lowering rates to boost overall economic activity. Despite the fact that economic growth has slowed from its strong pace of the past couple of years, there are still some positive forces in the economy: strong productivity, low unemployment, and subdued inflation. While performance of growth stocks was negative, the shift in equity market sentiment was positive for more traditional value holdings. These stocks gained favor


GROWTH OF A $10,000 INVESTMENT (2)(3)


[PERFORMANCE GRAPH]


                    Portfolio (without      Portfolio (with                       Standard & Poor's
                    annuity expenses)      annuity expenses)    Capital Market      500 Composite       Russell 3000   Inflation
                          (4)(6)                (5)(6)           Benchmark(1)          Index(1)           Index(1)      (CPI)(1)
                    ------------------     -----------------    --------------    -----------------     ------------   ---------
Inception 6/3/97          10000                  10000              10000              10000               10000         10000
Jun                       10300                  10289              10348              10448               10416         10000
                          10860                  10836              11007              11277               11233         10032
                          10420                  10385              10550              10650               10777         10063
                          10850                  10800              11002              11234               11388         10088
                          10420                  10360              10792              10859               11005         10100
                          10400                  10330              11157              11361               11426         10094
Dec 97                    10490                  10405              11325              11557               11655         10106
                          10620                  10522              11457              11685               11776         10126
                          11310                  11194              12032              12528               12618         10145
                          11710                  11576              12476              13169               13244         10164
                          11880                  11731              12583              13302               13374         10182
                          11590                  11431              12468              13073               13044         10201
Jun                       11856                  11680              12854              13604               13484         10213
                          11615                  11429              12766              13460               13239         10225
                          10030                  9858               11537              11514               11211         10238
                          10522                  10329              12135              12252               11975         10250
                          11093                  10878              12807              13248               12884         10275
                          11746                  11504              13372              14051               13672         10275
Dec 98                    12578                  12304              13923              14860               14541         10269
                          13151                  12850              14360              15481               15035         10294
                          12769                  12464              13972              15000               14503         10306
                          13461                  13123              14387              15600               15035         10337
                          14124                  13753              14791              16205               15713         10413
                          13813                  13435              14507              15822               15414         10413
Jun                       14567                  14151              15057              16700               16193         10413
                          14321                  13896              14709              16179               15702         10444
                          14311                  13869              14656              16099               15524         10469
                          14424                  13963              14425              15658               15127         10519
                          15080                  14582              15080              16648               16076         10538
                          15931                  15386              15295              16987               16525         10544
Dec 99                    17530                  16910              15903              17987               17580         10544
                          17160                  16535              15328              17084               16891         10569
                          17991                  17316              15181              16760               17047         10632
                          18698                  17975              16280              18400               18383         10720
                          17929                  17217              15923              17846               17735         10726
                          17478                  16763              15692              17480               17237         10732
Jun                       17892                  17141              16061              17911               17747         10795
                          17581                  16822              15929              17631               17434         10814
                          18588                  17765              16691              18726               18726         10827
                          18058                  17210              16106              17737               17878         10883
                          17903                  17070              16090              17662               17625         10901
                          16635                  15845              15281              16271               16000         10940
Dec 00                    17093                  16261              15418              16350               16268         10953

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00 (2)(3)                      1 YEAR              SINCE INCEPTION
                                                                        ------              ---------------
                                                                                            (June 2, 1997)
      Portfolio (without annuity expenses)(4)(6)                        -2.49%                  16.15%
      Portfolio (with annuity expenses)(5)(6)                           -3.84%                  14.55%
      Portfolio (adjusted for the maximum surrender charge)(5)(7)       -9.88%                  13.60%
      Capital Market Benchmark(1)                                       -3.05%                  12.84%


(1) Index total returns were calculated from 6/1/97 to 12/31/00. The Conservative Growth Portfolio's benchmark is a capital market index that is intended to represent a relative proxy for market and Portfolio performance. The benchmark allocation is: 70% Standard & Poor's 500 Composite Index and 30% Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The Russell 3000 Index is a broad-based index and is intended to represent the majority of the U.S. equity market. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers.


(2) Past investment performance does not guarantee future performance. The returns for the Portfolio assume reinvestment of all dividends/distributions.

(3) The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.

(6)    Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7)    Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

when money flowed out of the growth momentum stocks. The second half of the period significantly favored value stocks, especially mid-sized companies. The period closed with strong performance from the utility, financial, and healthcare sectors.

Fixed-income markets were negatively affected by rising short-term interest rates throughout the first half of 2000. However, they closed out the year on a very positive note when rates fell in response to significant evidence of an economic slowdown and in anticipation of interest rate cuts by the Federal Reserve. For the 12-month period, short-term rates decreased quite substantially, closing the period more than 100 basis points (or more than 1%) lower than 12 months ago, and yields closed out the year slightly inverted (short-term rates higher than long-term rates), but moving in a more normal direction. Central banks around the globe also increased interest rates early in the period in an effort to stem inflationary pressures as well as support their currencies. As a result, global equity markets were also volatile, evidenced by weak performance in Europe, the Pacific Region and in most emerging market countries. Many central banks have since followed the lead of the Federal Reserve, shifting to a more accommodative stance regarding monetary policy.

INVESTMENT STRATEGY

The CONSERVATIVE GROWTH PORTFOLIO is diversified in 10 funds, representing eight major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio were evident during the 12-month period ended December 31, 2000, as domestic equity market leadership shifted out of large-cap growth technology into some more traditional value positions. Because the Portfolio is diversified in these areas, shareholders were able to benefit from reduced volatility.

The overall investment strategy for the period was to:

-      Broaden equity diversification into small- and mid-cap positions.

- Reduce positions in higher-valued growth technology holdings early in the period in favor of value stocks found in the finance and healthcare sectors.

- Introduce two new funds into the Portfolio -- THE MID CAP STOCK FUND and the EQUITY INCOME FUND -- to broaden equity diversification in mid-cap and value positions.

- Increase positions in corporate bonds and longer-term issues to take advantage of falling interest rates in the second half of the period.

REVIEW OF PORTFOLIO ALLOCATIONS

We took advantage of the rally in growth stocks early in the period and were able to realize some significant gains from the GROWTH FUND. We shifted assets out of the large-cap growth sector and into some broader areas of the market, adding to the SMALL CAP STOCK FUND and initiating a position in the MID CAP STOCK FUND. These moves benefited overall Portfolio performance, as the mid-cap value sector was one of the strongest performing areas during the second half of the year, and the MID CAP STOCK FUND was the best performer of all the WM Variable Trust Funds since its inception in May 2000. On a secular basis, this also worked to reduce technology positions in favor of financial and healthcare holdings, which were more attractively valued. The sector positioning also contributed to the strong relative performance during the second half of the period, as technology stocks retreated considerably. In an effort to manage risk, we reduced exposure to international equities, adding to positions in traditional domestic value holdings found in the EQUITY INCOME FUND.

Throughout the course of the past 12 months, we increased our positions in fixed-income securities to 25%, favoring longer-term corporate holdings. We feel that given the slower growth domestic environment, the fixed-income positions could aid performance as well as help manage risk.

OUTLOOK

The economy is slowing and should continue to grow at a more sustainable rate as central banks around the globe shift toward a bias of lowering short-term interest rates. We will continue to maintain broad diversification in an effort to manage risk while taking advantage of positions in value stocks and fixed-income holdings, which could be attractive in a slower-growth environment. We believe that the market will pay closer attention to valuations and earnings, but lower short-term lending rates would be positive for most financial assets. The Federal Reserve will likely weigh the economic slowdown against possible inflationary and wealth effects when contemplating additional interest rate cuts as we move further into 2001. We are watching both corporate and consumer debt levels as possible indicators of future growth -- if debt levels get too high and credit tightens, further economic slowdown could develop. We are looking for sound fundamental opportunities to increase positions in higher growth areas of the market as the economic picture unfolds. Overall, our long-term outlook remains positive, as we believe productivity enhancements will help preserve the low global inflationary environment, benefiting both stock and bond markets.

CONSERVATIVE GROWTH portfolio

asset class diversification(9)

[PIE CHART]


Foreign Equity                          12%
Corporate Bonds                         11%
U.S. Equity Small-Cap                    8%
Mortgage-Backed                          7%
Cash Equivalents                         5%
Treasuries                               1%
Other Bonds                              1%
U.S. Equity Large-Cap                   37%
U.S. Equity Mid-Cap                     18%


portfolio allocation(9)

[PIE CHART]

Income Fund                             11%
Mid Cap Stock Fund                       8%
Growth Fund of the Northwest             7%
International Growth Fund
  (Capital Guardian)                     7%
Small Cap Stock Fund                     6%
U.S. Government Securities Fund          5%
High Yield Fund                          5%
Equity Income Fund                       5%
Growth & Income Fund                    31%
Growth Fund
  (Janus)                               15%


(8)    Annual rate of inflation: 2.48%
       Source: Ibbotson Associates

(9) As of 12/31/00 and may not reflect the current Conservative Growth Portfolio allocation.


                                                                  SAM PORTFOLIOS

BALANCED portfolio

PORTFOLIO MANAGER:
RANDY L. YOAKUM
WM ADVISORS, INC.

Randy Yoakum, Senior Portfolio Manager and Chief Investment Officer, leads the SAM management team. Mr. Yoakum has 17 years experience in investment and financial analysis including over nine years with WM Advisors, Inc. He holds a BBA in Finance/Economics from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum also serves as chairman of WM Advisors' Investment Committee.

PERFORMANCE REVIEW(4)

The SAM BALANCED PORTFOLIO returned 0.49% for the 12-month period ended December 31, 2000. While being managed in an effort to reduce volatility relative to single asset-class investments, long-term results have been favorable, providing a premium over inflation. Since inception, the Portfolio has averaged 13.51% per year or 11.03% above the annual rate of inflation.(8)

ECONOMIC/MARKET REVIEW

The 12-month period under review was marked by significant volatility in the equity markets. The strong equity performance that we witnessed during the first part of 2000 reversed, particularly in the higher-growth technology holdings that had led markets for most of the late 1990s. The tech-heavy Nasdaq Index peaked in March and then retreated, wiping out earlier gains and closing the year well into negative territory.

Early in the period, the Federal Reserve continued to notch up short-term interest rates in an effort to quell inflation and slow growth while investors began to take notice of some of the lofty prices of many equities. The economic slowdown caused investors to question the sustainability of very high earnings growth rates for much of the technology sector and the high valuations (prices relative to earnings) that many of these stocks carried. Some of the effects of higher interest rates have taken their desired effect, and overall economic growth slowed in the second half of the year. In fact, the Federal Reserve shifted their bias to lowering rates to boost overall economic activity. While growth has slowed from its strong pace of the past couple of years, there are some positive forces in the economy: strong productivity, low unemployment, and subdued inflation. While performance of growth stocks was negative, the shift in equity market sentiment was positive for more traditional value holdings. These stocks gained favor when money flowed out of the growth momentum stocks. The second half of the period significantly favored value stocks, especially mid-sized companies. The period closed with strong performance from the utility, financial, and healthcare sectors.

Fixed-income markets were negatively affected by rising short-term interest rates


GROWTH OF A $10,000 INVESTMENT(2)(3)


[PERFORMANCE GRAPH]

               Portfolio (without   Portfolio (with                              Standard & Poor's                  Lehman Brothers
                annuity expenses)  annuity expenses) Inflation   Capital Market    500 Composite     Russell 3000    Aggregate Bond
                     (4)(6)             (5)(6)       (CPI)(1)     Benchmark(1)       Index(1)          Index(1)         Index(1)
               ------------------  ----------------  ---------   --------------  -----------------   ------------   ---------------
Inception 6/3/97      10000             10000          10000          10000            10000             10000           10000
Jun                   10190             10179          10000          10283            10448             10416           10119
                      10680             10656          10032          10830            11277             11233           10392
                      10350             10315          10063          10482            10650             10777           10304
                      10700             10651          10088          10847            11234             11388           10456
                      10390             10330          10100          10745            10859             11005           10608
                      10390             10320          10094          11018            11361             11426           10657
Dec 97                10470             10386          10106          11168            11557             11655           10764
                      10600             10503          10126          11302            11685             11776           10902
                      11110             10996          10145          11705            12528             12618           10893
                      11410             11279          10164          12025            13169             13244           10931
                      11580             11434          10182          12116            13302             13374           10987
                      11440             11284          10201          12070            13073             13044           11092
Jun                   11655             11482          10213          12366            13604             13484           11186
                      11534             11349          10225          12313            13460             13239           11210
                      10378             10199          10238          11523            11514             11211           11392
                      10719             10523          10250          12027            12252             11975           11659
                      11182             10965          10275          12485            13248             12884           11597
                      11655             11415          10275          12899            14051             13672           11663
Dec 98                12268             12002          10269          13289            14860             14541           11698
                      12691             12401          10294          13615            15481             15035           11781
                      12399             12103          10306          13284            15000             14503           11575
                      12929             12606          10337          13586            15600             15035           11639
                      13412             13061          10413          13871            16205             15713           11676
                      13103             12748          10413          13646            15822             15414           11573
Jun                   13627             13241          10413          14003            16700             16193           11536
                      13461             13064          10444          13755            16179             15702           11488
                      13450             13038          10469          13718            16099             15524           11482
                      13579             13148          10519          13609            15658             15127           11615
                      14029             13568          10538          14065            16648             16076           11658
                      14614             14117          10544          14207            16987             16525           11657
Dec 99                15666             15115          10544          14592            17987             17580           11601
                      15351             14794          10569          14201            17084             16891           11563
                      15918             15323          10632          14153            16760             17047           11703
                      16435             15803          10720          14938            18400             18383           11857
                      15958             15328          10726          14692            17846             17735           11823
                      15693             15055          10732          14537            17480             17237           11817
Jun                   16029             15359          10795          14868            17911             17747           12063
                      15846             15167          10814          14819            17631             17434           12172
                      16564             15835          10827          15387            18726             18726           12349
                      16246             15474          10883          15029            17737             17878           12427
                      16160             15413          10901          15047            17662             17625           12509
                      15373             14646          10940          14577            16271             16000           12714
Dec 00                15741             14980          10953          14748            16350             16268           12950



AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00(2)(3)                          1 YEAR                   SINCE INCEPTION
                                                                                                     (June 2, 1997)
Portfolio (without annuity expenses)(4)(6)                                  0.49%                        13.51%
Portfolio (with annuity expenses)(5)(6)                                    -0.90%                        11.96%
Portfolio (adjusted for the maximum surrender charge)(5)(7)                -6.94%                        10.94%
Capital Market Benchmark(1)                                                 1.07%                        11.45%


(1) Index total returns were calculated from 6/1/97 to 12/31/00. The Balanced Portfolio's benchmark is a capital market index that is intended to represent a relative proxy for market and Portfolio performance. The benchmark allocation is: 50% Standard & Poor's 500 Composite Index and 50% Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The Russell 3000 Index is a broad-based index and is intended to represent the majority of the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers.

(2) Past performance is no guarantee of future results. The returns for the Portfolio assume reinvestment of all dividends/distributions.

(3) The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.

(6)    Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7)    Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

throughout the first half of 2000. However, they closed out the year on a very positive note when rates fell in response to significant evidence of an economic slowdown and in anticipation of interest rate cuts by the Federal Reserve. For the 12-month period, short-term rates decreased quite substantially, closing the period more than 100 basis points (or more than 1%) lower than 12 months ago, and yields closed out the year slightly inverted (short-term rates higher than long-term rates), but moving in a more normal direction. The drop in longer-term yields helped the performance of many government bonds and mortgages during the second half of the reporting period. Corporate positions did not act quite as favorably to falling interest rates, but closed the period with strong performance. Central banks around the globe also increased interest rates early in the period in an effort to stem inflationary pressures as well as support their currencies. As a result, global markets were also volatile, evidenced by weaker performance in Europe, the Pacific Region and in many emerging market countries. Central banks have since followed the lead of the Federal Reserve, shifting to a more accommodative stance regarding monetary policy.

INVESTMENT STRATEGY

The BALANCED PORTFOLIO is diversified in 11 funds, representing eight major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio were evident during the 12-month period ended December 31, 2000, as domestic equity market leadership shifted out of large-cap growth technology into some more traditional value positions. Because the Portfolio is diversified in these areas, shareholders were able to benefit from reduced volatility.

The overall investment strategy for the period was to:

- Broaden equity diversification into additional funds as well as adding to small- and mid-cap positions.

- Reduce positions in higher-valued growth technology holdings early in the period in favor of value stocks found in the finance and healthcare sectors.

- Introduce two new funds into the Portfolio -- THE MID CAP STOCK FUND and the EQUITY INCOME FUND -- to broaden equity diversification in mid-cap and value positions.

- Increase positions in corporate bonds and longer-term issues to take advantage of falling interest rates in the second half of the period.

REVIEW OF PORTFOLIO ALLOCATIONS

We took advantage of the rally in growth stocks early in the period and were able to realize some significant gains from the GROWTH FUND. We shifted assets out of the large-cap growth sector and into some broader areas of the market, adding to the SMALL CAP STOCK FUND and initiating a position in the MID CAP STOCK FUND. These moves benefited overall Portfolio performance, as the mid-cap value sector was one of the strongest performing areas during the second half of the year, and the Mid Cap Stock Fund was the best performer of all the WM Variable Trust Funds since its inception in May 2000. On a secular basis, this also worked to reduce technology positions in favor of financial and healthcare holdings, which were more attractively valued. The sector positioning also contributed to the strong relative performance during the second half of the period, as technology stocks retreated considerably. In an effort to manage risk, we significantly reduced the Portfolio's exposure to international equities, adding to positions in traditional domestic value holdings found in the EQUITY INCOME FUND.

Throughout the course of the past 12 months, we increased our positions in fixed-income securities to 45%, favoring longer-term corporate holdings while reducing short-term bond positions. We feel that given the slower growth domestic environment, the fixed-income positions could aid performance as well as help manage risk. We achieved this by adding to both the HIGH YIELD FUND and the INCOME FUND.

OUTLOOK

The economy is slowing and should continue to grow at a more sustainable rate as central banks around the globe shift toward a bias of lowering short-term interest rates. We will continue to maintain broad diversification in an effort to manage risk while taking advantage of positions in value stocks and fixed-income holdings, which could be attractive in a slower-growth environment. We believe that the market will pay closer attention to valuations and earnings, but lower short-term lending rates would be positive for most financial assets. The Federal Reserve will likely weigh the economic slowdown against possible inflationary and wealth effects when contemplating additional interest rate cuts as we move further into 2001. We are watching both corporate and consumer debt levels as possible indicators of future growth -- if debt levels get too high and credit tightens, further economic slowdown could develop. Overall, our long-term outlook remains positive, as we believe productivity enhancements will help preserve the low global inflationary environment, benefiting both stock and bond markets.


BALANCED portfolio

asset class diversification(9)

[PIE CHART]

Corporate Bonds                         16%
U.S. Equity Mid-Cap                     13%
Foreign Equity                           8%
U.S. Equity Small-Cap                    6%
Cash Equivalents                         5%
Treasuries                               3%
Asset-Backed                             2%
U.S. Equity Large-Cap                   28%
Mortgage-Backed                         19%


portfolio allocation(9)

[PIE CHART]

Income Fund                             15%
Growth Fund
  (Janus)                               11%
Short Term Income Fund                   7%
Mid Cap Stock Fund                       6%
Growth Fund of the Northwest             5%
High Yield Fund                          5%
International Growth Fund
  (Capital Guardian)                     5%
Small Cap Stock Fund                     4%
Equity Income Fund                       3%
Growth & Income Fund                    23%
U.S. Government Securities Fund         16%


(8)    Annual rate of inflation: 2.48%
       Source: Ibbotson Associates

(9) As of 12/31/00 and may not reflect the current Balanced Portfolio allocation.


                                                                  SAM PORTFOLIOS

CONSERVATIVE BALANCED portfolio
(formerly the Income Portfolio)

PORTFOLIO MANAGER:
RANDY L. YOAKUM
WM ADVISORS, INC.

Randy Yoakum, Senior Portfolio Manager and Chief Investment Officer, leads the SAM management team. Mr. Yoakum has 17 years experience in investment and financial analysis including over nine years with WM Advisors, Inc. He holds a BBA in Finance/Economics from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum also serves as chairman of WM Advisors' Investment Committee.

PERFORMANCE REVIEW(4)

As of August 1, 2000, the SAM INCOME PORTFOLIO was repositioned into the SAM CONSERVATIVE BALANCED PORTFOLIO to take advantage of the growth potential of equity investments. Because there was a significant change in investment objective during the period, performance comparisons may not yet be relevant.

ECONOMIC/MARKET REVIEW

The 12-month period under review was marked by significant volatility in the equity markets. The strong equity performance that we witnessed in the first part of 2000 reversed, particularly in the higher-growth technology holdings that had led markets for the most of the late 1990s. The tech-heavy Nasdaq Index peaked in March and then retreated, wiping out earlier gains and closing the year well into negative territory.

Early in the period, the Federal Reserve continued to notch up short-term interest rates in an effort to quell inflation and slow growth, while investors began to take notice of some of the lofty prices of many equities. The economic slowdown caused investors to question the sustainability of very high earnings growth rates for much of the technology sector and the high valuations (prices relative to earnings) that many of these stocks carried. Some of the effects of higher interest rates have taken their desired effect and overall economic growth slowed in the second half of the year. In fact, the Federal Reserve shifted their bias to lowering rates to boost overall economic activity. While growth has slowed from its strong pace of the past couple of years, there are some positive forces in the economy: strong productivity, low unemployment, and subdued inflation. Despite the fact that the performance of growth stocks was negative, the shift in equity market sentiment was positive for more traditional value holdings. These stocks gained favor when money flowed out of the growth momentum stocks. The second half of the period significantly favored value stocks, especially mid-sized companies. The period closed with strong


GROWTH OF A $10,000 INVESTMENT(2)(3)


[PERFORMANCE GRAPH]


                         Portfolio (without   Portfolio (with                                   Standard & Poor's  Lehman Brothers
                          annuity expenses)  annuity expenses)   Inflation    Capital Market      500 Composite     Aggregate Bond
                              (4)(6)              (5)(6)         (CPI)(1)      Benchmark(1)          Index(1)          Index(1)
                         ------------------  ----------------    ---------    --------------    -----------------  ---------------
Inception 4/23/98              10000              10000
                               10000               9997            10000           10000              10000             10000
                               10090              10076            10018           10015               9828             10095
Jun                            10163              10136            10030           10197              10227             10181
                               10183              10144            10042           10179              10119             10202
                               10233              10182            10054            9854               8656             10368
Sep                            10383              10319            10066           10204               9211             10611
                               10323              10248            10091           10416               9959             10555
                               10404              10315            10091           10646              10563             10615
Dec 98                         10424              10323            10085           10853              11171             10647
                               10493              10381            10109           11043              11639             10722
                               10363              10241            10121           10805              11277             10535
Mar                            10446              10310            10152           10976              11728             10593
                               10538              10390            10226           11128              12182             10627
                               10497              10338            10226           10981              11895             10533
Jun                            10472              10300            10226           11139              12555             10499
                               10482              10298            10257           11002              12163             10455
                               10460              10265            10281           10982              12103             10450
Sep                            10567              10359            10331           10981              11771             10571
                               10599              10378            10349           11217              12516             10610
                               10620              10386            10355           11285              12770             10609
Dec 99                         10618              10372            10355           11447              13522             10558
                               10596              10338            10380           11248              12843             10524
                               10693              10421            10441           11279              12600             10651
Mar                            10786              10499            10528           11714              13832             10792
                               10786              10488            10534           11585              13416             10760
                               10743              10433            10540           11509              13141             10755
Jun                            10917              10590            10601           11762              13465             10979
                               10994              10652            10620           11782              13254             11078
                               11359              10992            10633           12121              14078             11239
Sep                            11250              10831            10688           11982              13334             11310
                               11217              10829            10706           12023              13278             11385
                               10904              10515            10744           11876              12232             11571
Dec 00                         11152              10743            10756           12048              12292             11787


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00(2)(3)                           1 YEAR                SINCE INCEPTION
                                                                                                  (April 23, 1998)
Portfolio (without annuity expenses)(4)(6)                                   5.03%                     4.14%
Portfolio (with annuity expenses) (5)(6)                                     3.58%                     2.70%
Portfolio (adjusted for the maximum surrender charge)(5)(7)                 -2.46%                     0.99%
Capital Market Benchmark(1)                                                  5.25%                     7.24%


(1) Index total returns were calculated from 5/1/98 to 12/31/00. The Conservative Balanced Portfolio's benchmark is a capital market index that is intended to represent a relative proxy for market and Portfolio performance. The benchmark allocation is: 30% Standard & Poor's 500 Composite Index and 70% Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers.

(2) Past performance is no guarantee of future results. The returns for the Portfolio assume reinvestment of all dividends/distributions.

(3) The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.

(6)    Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7)    Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

performance from the utility, financial, and healthcare sectors.

Fixed-income markets were negatively affected by rising short-term interest rates throughout the first half of 2000. However, they closed out the year on a very positive note when rates fell in response to significant evidence of an economic slowdown and in anticipation of interest rate cuts by the Federal Reserve. For the 12-month period, short-term rates decreased quite substantially, closing the period more than 100 basis points (or more than 1%) lower than 12 months ago, and yields closed out the year slightly inverted (short-term rates higher than long-term rates), but moving in a more normal direction. The drop in longer-term yields helped the performance of many government bonds and mortgages during the second half of the reporting period. Corporate positions did not act quite as favorably to falling interest rates, but closed the period with strong performance. Central banks around the globe also increased interest rates early in the period in an effort to stem inflationary pressures as well as support their currencies. As a result, global markets were also volatile, evidenced by weaker performance in Europe, the Pacific Region and in many emerging market countries. Many central banks have since followed the lead of the Federal Reserve, shifting to a more accommodative stance to monetary policy.

INVESTMENT STRATEGY

The CONSERVATIVE BALANCED PORTFOLIO is diversified in 11 funds, representing nine major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio were evident during the reporting period, as domestic equity market leadership shifted out of large-cap growth technology into some more traditional value and fixed-income positions. Because the Portfolio is diversified in both of these areas, shareholders were able to participate in the rally as well as benefit from reduced volatility.

The overall investment strategy for the period was to:

- Reduce positions in cash and short-term bonds to initiate a broad position (36%) in equity holdings.

-      Diversify equity positions in small-, mid-, and large-cap holdings.

- Maintain a large position in mortgage-backed, corporate bonds and longer-term issues to take advantage of falling interest rates in the second half of the period.

REVIEW OF PORTFOLIO ALLOCATIONS

As of August 1, 2000 we initiated a broadly diversified position in seven equity funds. The equity portion of the portfolio (36%) has assets in small-, mid- and large-cap holdings as well as both growth and value positions. Performance was enhanced by the position in the MID CAP STOCK FUND, as the mid-cap value sector was one of the strongest performing areas during the second half of the year, and the MID CAP STOCK FUND was the best performer of all the WM Variable Trust Funds since its inception in May 2000. On a secular basis, we favored financial and healthcare holdings, which were more attractively valued. The sector positioning also contributed to the strong relative performance during the second half of the period, as technology stocks retreated considerably.

Throughout the course of the past 12 months, we focused our positions in fixed-income securities (64%) on longer-term corporate and mortgage holdings while reducing short-term bond and cash positions. We feel that given the slower growth domestic environment, the fixed-income positions could aid performance as well as help mitigate risk. While corporate bonds have slightly underperformed other areas of the fixed-income market, we feel that economic stability will help the higher-yielding fixed income areas.

OUTLOOK

The economy has slowed but should continue to grow at a more sustainable rate as central banks worldwide shift toward a bias of lowering short-term interest rates. We will continue to maintain broad diversification in an effort to manage risk while taking advantage of positions in value stocks and fixed-income holdings, which could be attractive in a slower-growth environment.

We believe that the market will pay closer attention to valuations and earnings, but lower short-term lending rates would be positive for most financial assets. The Federal Reserve will likely weigh the economic slowdown against possible inflationary and wealth effects when contemplating additional interest rate cuts as we move further into 2001. We are watching both corporate and consumer debt levels as possible indicators of future growth -- if debt levels improve and credit loosens, a boost to economic growth could develop. Overall, our long-term outlook remains positive, as we believe productivity enhancements will help preserve the low global inflationary environment, benefiting both stock and bond markets.


CONSERVATIVE BALANCED portfolio
asset class diversification(8)

                                  [PIE CHARTS]

U.S. Equity Large-Cap                        19%
U.S. Equity Mid-Cap                           9%
Treasuries                                    5%
Cash Equivalents                              5%
U.S. Equity Small-Cap                         4%
Foreign Equity                                4%
Asset-Backed                                  2%
Other Bonds                                   1%
Mortgage-Backed                              26%
Corporate Bonds                              25%


portfolio allocation(8)


Growth & Income Fund                         16%
Short Term Income Fund                        9%
Growth Fund
  (Janus)                                     6%
High Yield Fund                               6%
Mid Cap Stock Fund                            5%
Growth Fund of the Northwest                  4%
Small Cap Stock Fund                          3%
Equity Income Fund                            2%
International Growth Fund
  (Capital Guardian)                          2%
Income Fund                                  26%
U.S. Government Securities Fund              21%


(8) As of 12/31/00 and may not reflect the current Conservative Balanced Portfolio allocation.


                                                                  SAM portfolios

FLEXIBLE INCOME portfolio

PORTFOLIO MANAGER:
RANDY L. YOAKUM
WM ADVISORS, INC.

Randy Yoakum, Senior Portfolio Manager and Chief Investment Officer, leads the SAM management team. Mr. Yoakum has 17 years experience in investment and financial analysis including over nine years with WM Advisors, Inc. He holds a BBA in Finance/ Economics from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum also serves as chairman of WM Advisors' Investment Committee.

PERFORMANCE REVIEW (4)

The SAM FLEXIBLE INCOME PORTFOLIO returned 5.79% for the 12-month period ended December 31, 2000. While being managed in an effort to reduce volatility relative to single asset-class investments, long-term results have been favorable, providing a premium over inflation. Since inception, the Portfolio has averaged 8.58% per year or 6.04% above the annual rate of inflation.(8)

ECONOMIC/MARKET REVIEW

The 12-month period under review was marked by significant volatility in the equity markets. The strong equity performance that we witnessed in late 1999 and during the first part of 2000 reversed, particularly in the higher-growth technology holdings that had led markets for the most of the late 1990s. The tech-heavy Nasdaq Index peaked in March and then retreated, wiping out earlier gains and closing the year deep into negative territory.

Early in the period, the Federal Reserve continued to notch up short-term interest rates in an effort to quell inflation and slow growth, while investors began to take notice of some of the lofty prices of many equities. The economic slowdown caused investors to question the sustainability of very high earnings growth rates for much of the technology sector and the high valuations (prices relative to earnings) that many of these stocks carried. Additional factors contributing to market volatility were significantly higher oil prices and a very strong dollar that drove up prices of U.S. goods for foreign consumers. Some of the effects of higher interest rates have taken their desired effect, and overall economic growth slowed in the second half of the year. In fact, the Federal Reserve shifted their bias to lowering rates to boost overall economic activity. While growth has slowed from its strong pace of the past couple of years, there are some positive forces in the economy: strong productivity, low unemployment, and subdued inflation. While performance of growth stocks was negative, the shift in equity market sentiment was positive for more traditional value holdings. These stocks gained favor when money flowed out of the growth


GROWTH OF A $10,000 INVESTMENT (2)(3)


[PERFORMANCE GRAPH]


                         Portfolio (without  Portfolio (with       Capital Market     Lehman Brothers
                         annuity expenses)  annuity expenses)         Benchmark        Aggregate Bond        Inflation
                               (4)(6)            (5)(6)                  (1)              Index (1)           (CPI)(1)
                         ------------------  ---------------        --------------    ---------------        ---------
Inception 9/8/97               10000             10000                  10000              10000               10000
Sep                            10110             10102                  10188              10148               10025
                               10110             10090                  10287              10295               10037
                               10140             10109                  10377              10343               10031
Dec 97                         10230             10186                  10489              10447               10043
                               10350             10293                  10622              10581               10062
                               10540             10471                  10691              10572               10081
Mar                            10650             10567                  10778              10608               10100
                               10720             10625                  10840              10663               10119
                               10740             10633                  10914              10765               10137
Jun                            10871             10749                  11041              10856               10149
                               10831             10697                  11050              10879               10161
                               10470             10329                  11053              11056               10173
Sep                            10771             10613                  11356              11315               10186
                               10961             10788                  11394              11255               10210
                               11172             10982                  11522              11319               10210
Dec 98                         11432             11225                  11619              11353               10204
                               11623             11399                  11742              11434               10229
                               11452             11220                  11521              11234               10242
Mar                            11680             11429                  11624              11295               10273
                               11924             11654                  11702              11332               10347
                               11803             11523                  11582              11232               10347
Jun                            11950             11652                  11613              11196               10347
                               11847             11539                  11533              11149               10378
                               11796             11475                  11522              11143               10403
Sep                            11853             11516                  11611              11273               10453
                               12019             11664                  11723              11314               10472
                               12174             11801                  11746              11313               10478
Dec 99                         12415             12020                  11764              11259               10478
                               12278             11874                  11670              11222               10503
                               12436             12012                  11775              11357               10565
Mar                            12719             12272                  12030              11507               10652
                               12602             12146                  11963              11474               10659
                               12528             12059                  11933              11468               10665
Jun                            12736             12245                  12185              11707               10727
                               12736             12231                  12266              11813               10746
                               13081             12547                  12502              11985               10759
Sep                            13040             12494                  12507              12060               10815
                               13063             12499                  12576              12140               10833
                               12877             12308                  12663              12339               10871
Dec 00                         13133             12539                  12881              12568               10884


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00 (2)(3)                       1 YEAR              SINCE INCEPTION
                                                                                           (September 8, 1997)
Portfolio (without annuity expenses) (4)(6)                               5.79%                   8.58%
Portfolio (with annuity expenses) (5)(6)                                  4.32%                   7.07%
Portfolio (adjusted for the maximum surrender charge) (5)(7)             -1.72%                   5.82%
Capital Market Benchmark (1)                                              9.49%                   7.89%



(1) Index total returns were calculated from 9/1/97 to 12/31/00. The Flexible Income Portfolio's benchmark is a capital market index that is intended to represent a relative proxy for market and Portfolio performance. The benchmark allocation is: 10% Standard & Poor's 500 Composite Index and 90% Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers.

(2) Past performance is no guarantee of future results. The returns for the Portfolio assume reinvestment of all dividends/distributions.

(3) The Portfolio's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes.

(6)    Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7)    Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

momentum stocks. The second half of the period significantly favored value stocks, especially mid-sized companies. The period closed with strong performance from the utility, financial, and healthcare sectors.

Fixed-income markets were negatively affected by rising short-term interest rates throughout the first half of 2000. However, they closed out the year on a very positive note when rates fell in response to significant evidence of an economic slowdown and in anticipation of interest rate cuts by the Federal Reserve. For the 12-month period, short-term rates decreased quite substantially, closing the period more than 100 basis points (or more than 1%) lower than 12 months ago, and yields closed out the year slightly inverted (short-term rates higher than long-term rates), but moving in a more normal direction. The drop in longer-term yields helped the performance of many government bonds and mortgages during the second half of the reporting period. Corporate positions did not act quite as favorably to falling interest rates, but closed the period with strong performance.

INVESTMENT STRATEGY

The FLEXIBLE INCOME PORTFOLIO is diversified in 10 funds, representing nine major asset classes. The combination of asset classes increases our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio were evident during the 12-month period ended December 31, 2000 as the broad diversification helped to boost performance and manage risk during a period of heightened volatility.

The overall investment strategy for the period was to:

- Increase overall allocation to fixed income (77%) while utilizing the equity portion (23%) for long-term growth potential.

- Increase positions in mortgage-backed issues and corporate bonds to take advantage of falling interest rates in the second half of the period.

-      Broaden equity diversification into small- and mid-cap positions.

- Introduce two new funds into the Portfolio -- the MID CAP STOCK FUND and the EQUITY INCOME FUND -- to broaden equity diversification in mid-cap and value positions.

REVIEW OF PORTFOLIO ALLOCATIONS

Throughout the course of the past 12 months, we increased our position in fixed-income securities to 77%, favoring longer-term corporate and mortgage holdings while reducing short-term bonds and cash. We increased the weighting in both the INCOME FUND and the U.S. GOVERNMENT SECURITIES FUND, which closed the period as our two largest fund positions. Performance was boosted by falling interest rates during the second half of the period, and the mortgage-backed securities found in the U.S. GOVERNMENT SECURITIES FUND performed very well. Looking forward, we feel that given the slower growth domestic environment, these fixed-income positions could aid performance and generate income as well as help to manage risk. Performance in the HIGH YIELD FUND was very strong during the first portion of the period, but gave up a little ground at the close of the period, as the high-yield market reacted to a slowing economy.

We shifted assets out of the large-cap growth sector and into some broader areas of the market, adding to the SMALL CAP STOCK FUND, and initiating a position in the MID CAP STOCK FUND. These moves benefited overall Portfolio performance, as the mid-cap value sector was one of the strongest performing areas during the second half of the year, and the MID CAP STOCK FUND was the best performer of all the WM Variable Trust Funds since its inception in May 2000. Overall, we significantly broadened equity exposure -- the Portfolio is now invested in six equity funds.

OUTLOOK

The economy is slowing and should continue to grow at a more sustainable rate as central banks worldwide shift toward a bias of lowering short-term interest rates. We will continue to maintain broad diversification in an effort to manage risk while taking advantage of positions in value stocks and fixed-income holdings, which could be attractive in a slower-growth environment. We believe that the market will pay closer attention to valuations and earnings, but lower short-term lending rates would be positive for most financial assets. The Federal Reserve will likely weigh the economic slowdown against possible inflationary and wealth effects when contemplating additional interest rate cuts as we move further into 2001. We are watching both corporate and consumer debt levels as possible indicators of future growth -- if debt levels improve and credit loosens, further stimulus to economic growth could develop. Overall, our long-term outlook remains positive, as we believe productivity enhancements will help preserve the low global inflationary environ- ment, benefiting both stock and bond markets.


FLEXIBLE INCOME portfolio
asset class diversification (9)

[PIE CHART]

U.S. Equity Large-Cap                   13%
Treasuries                               6%
U.S. Equity Mid-Cap                      6%
Cash Equivalents                         5%
Asset-Backed                             3%
U.S. Equity Small-Cap                    2%
Foreign Equity                           2%
Others Bonds                             1%
Mortgage-Backed                         32%
Corporate Bonds                         30%


portfolio allocation (9)


Short Term Income Fund                  13%
Growth & Income Fund                    13%
High Yield Fund                          6%
Growth Fund
  (Janus)                                3%
Mid Cap Stock Fund                       3%
Growth Fund of the Northwest             2%
Small Cap Stock Fund                     2%
Equity Income Fund                       1%
Income Fund                             31%
U.S. Government Securities Fund         26%


(8)    Annual rate of inflation: 2.54%
       Source: Ibbotson Associates

(9) As of 12/31/00 and may not reflect the current Flexible Income Portfolio allocation.

                                                                  SAM PORTFOLIOS

EQUITY INCOME fund (formerly the Bond & Stock Fund)

PORTFOLIO MANAGER:
EQUITY TEAM
WM ADVISORS, INC.

The WM Advisors' large-cap equity team manages the Equity Income Fund. Included on this team are Senior Portfolio Managers Randy Yoakum and Steve Spencer. Mr. Yoakum has 17 years experience in investment and financial analysis including over nine years with WM Advisors, Inc. He holds a BBA in Economics/Finance from Pacific Lutheran University, an MBA in Finance/ Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum serves as chairman of WM Advisors' Investment Committee and leads the Fund's equity team. Mr. Spencer is also a Chartered Financial Analyst and joined WM Advisors in 1999. He holds both a BS and an MBA in Finance/ Capital Markets from Brigham Young University as well as having 16 years experience in investment and financial analysis.

PERFORMANCE REVIEW (4)

For the 12-month period ended December 31, 2000, the EQUITY INCOME FUND returned 17.19%, which significantly outpaced the -9.11% return of the S&P 500 Index. Long-term results also have also been favorable, as the Fund has averaged 8.28% since inception. In August 2000, the Fund was repositioned to an equity income objective that stresses dividend-producing, value stocks. These holdings led the market during the past several months.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The first quarter of 2000 was a continuation of strong performance by growth stocks, which were led by the technology sector. During this period, the Fund under-performed the overall market. However, performance rotated into more traditional value holdings in March and

GROWTH OF A $10,000 INVESTMENT (2)(3)


[PERFORMANCE GRAPH]


                                 Fund (without                 Fund (with               Standard & Poor's
                               annuity expenses)            annuity expenses)             500 Composite             Inflation
                                    (4)(6)                       (5)(6)                     Index (1)                (CPI)(1)
                               -----------------            -----------------           ------------------          ---------
Inception 4/28/98                    10000                       10000                        10000                   10000
                                      9800                        9789                        10018                    9828
Jun                                   9820                        9797                        10030                   10227
                                      9549                        9516                        10042                   10118
                                      8777                        8736                        10054                    8655
Sep                                   9248                        9194                        10066                    9210
                                      9850                        9782                        10091                    9959
                                     10221                       10138                        10091                   10563
Dec 98                               10302                       10206                        10085                   11171
                                     10432                       10323                        10109                   11639
                                     10171                       10055                        10121                   11277
Mar                                  10261                       10131                        10152                   11728
                                     10552                       10406                        10226                   12182
                                     10602                       10445                        10226                   11895
Jun                                  10729                       10556                        10226                   12555
                                     10568                       10386                        10257                   12163
                                     10327                       10137                        10281                   12103
Sep                                  10096                        9898                        10331                   11771
                                     10226                       10015                        10349                   12516
                                     10417                       10190                        10355                   12770
Dec 99                               10558                       10315                        10355                   13522
                                     10236                        9989                        10380                   12843
                                     10176                        9919                        10441                   12600
Mar                                  10799                       10515                        10528                   13832
                                     10769                       10474                        10534                   13416
                                     10920                       10607                        10540                   13141
Jun                                  10820                       10498                        10601                   13465
                                     10799                       10465                        10620                   13254
                                     11074                       10720                        10633                   14078
Sep                                  11391                       11014                        10688                   13334
                                     11851                       11445                        10706                   13278
                                     11677                       11264                        10744                   12232
Dec 00                               12372                       11921                        10756                   12292


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00 (2)(3)                      1 YEAR              SINCE INCEPTION
                                                                                            (April 30, 1998)
Fund (without annuity expenses) (4)(6)                                  17.19%                   8.28%
Fund (with annuity expenses) (5)(6)                                     15.56%                   6.81%
Fund (adjusted for the maximum surrender charge) (5)(7)                  9.53%                   5.20%
Standard & Poor's 500 Composite Index (1)                               -9.11%                   8.04%


(1) Index total returns were calculated from 4/30/98 to 12/31/00. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers.

(2) Past performance is no guarantee of future results. The returns for the Fund assume reinvestment of all dividends/distributions.

(3) The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. The above values relate only to the WM Strategic Asset Manager Contract.

(6)    Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7)    Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

April, and the Fund responded with strong performance for the rest of the year. As the higher growth sectors toppled, money poured into defensive value positions. Contributing to this reversal was the release of substantial data uncovering a slowing economy. Slower economic growth caused many investors to question the valuations of growth stocks, which contributed to the sell-off.

The Fund was overweighted in financial and utility stocks, two of the best performing sectors during the latter stages of the reporting period. We increased holdings in the financial sector, contributing to the strong performance of the Fund. The Fund benefited from its holdings of Allstate and Citigroup, which both closed the period on a strong note. In the utility sector, we focused on electric utilities, adding positions in Duke Energy and Southern Company. Both companies have benefited from deregulation and the ability to branch out into utility-related aspects of their businesses, such as transmission and distribution. We also increased positions in the energy and consumer cyclical sectors.

While the Fund performed very well late in the period, partially due to an under-weighting in technology holdings, a few positions stumbled in the last few months of the period. Companies like Autodesk and Computer Associates experienced sell-offs along with the entire technology sector. Also, our positions in the telecommunications sector have struggled. One example was AT&T, which was negatively affected by heightened competition from smaller local companies. We still maintain a position in this company because we believe it has strong franchise value and is attractively priced. We also had some earnings disappointments from two of our retailing stocks, JC Penney and Albertson's. We took advantage of the price weakness and added to these positions, believing they could rebound as the market refocuses on their long-term competitive positioning and attractive valuation levels.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund's investment objective changed during the period to take advantage of larger-cap, dividend-producing value stocks, which significantly outperformed the market during the second half of the period. As a result, we repositioned assets into four major classes: common stocks, convertibles, Real Estate Investment Trusts (REITs), and bonds. We maintain a strict dividend bias in our stock selection, looking for deep value and strong dividends. This means we look for companies that are very attractively priced, or "on sale," and produce income while possessing the potential to increase that dividend. It is a conservative approach to equity investing, yet it was one of the strongest performing disciplines in 2000. This style will normally limit the exposure to healthcare and technology stocks, as these tend to be a bit more expensive relative to their earnings. However, we are able to tap into the long-term growth potential of these sectors by scouring the market for convertibles that have been deeply discounted and which have the potential to provide growth as well as a significant income stream. The position in REITs (currently 9%) was increased during the period and has contributed to the Fund's strong performance. We reduced our position in fixed-income holdings to about 9% of the Fund, and although equity levels increased, we maintained a similar risk structure by investing in lower-risk stocks.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We will continue to focus on defensive positions, which tend to be good performers in volatile markets. With the economy slowing from its strong pace in recent years, traditional value sectors could continue to lead the market. We believe the Fund is positioned for strong relative performance. The dividend bias of the Fund, coupled with a small position in fixed-income holdings, should provide a conservative solution in an environment of stable to lower interest rates. Because of the yield potential of the Fund, it also provides inflation protection not usually available from equity investments.

EQUITY INCOME fund
portfolio composition (8)


Convertibles                             6%
Basic Materials                          6%
Communications                           6%
Capital Goods                            5%
Healthcare                               4%
Technology                               4%
Treasuries                               3%
Cash Equivalents                         3%
Mortgage Backed                          3%
Corporate Bonds                          2%
Finance                                 19%
Consumer Cyclicals                       9%
REITs                                    9%
Energy                                   7%
Utilities                                7%
Consumer Staples                         7%


(8) Allocation percentages are based on total investment value of the portfolio as of 12/31/00.


EQUITY FUNDS

GROWTH & INCOME FUND

PORTFOLIO MANAGERS:
RANDY L. YOAKUM AND STEVE SPENCER
WM ADVISORS, INC.

An equity team led by Senior Portfolio Managers Randy Yoakum and Steve Spencer manages the Growth & Income Fund. Mr. Yoakum has 17 years experience in investment and financial analysis including over nine years with WM Advisors, Inc. He holds a BBA in Economics/Finance from Pacific Lutheran University, an MBA in Finance/ Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum serves as chairman of WM Advisors' Investment Committee and leads the Fund's equity team. Mr. Spencer is also a Chartered Financial Analyst and joined WM Advisors in 1999. He holds both a BS and an MBA in Finance/ Capital Markets from Brigham Young University. Mr. Spencer is a Senior Portfolio Manager at WM Advisors and has 16 years experience in investment and financial analysis.

PERFORMANCE REVIEW(4)

For the 12-month period ended December 31, 2000, THE GROWTH & INCOME FUND returned 2.36%, which significantly outpaced the -9.11% return of the S&P 500 Index. Many of the value stocks held by the Fund led the market during the second half of the period. Long-term results also have been very favorable, as the Fund has posted an average annual return of 17.63% for the past five years.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

One of the most significant factors affecting the Fund during the past year was the broad-based secular shift in market leadership and performance. The technology sector dominated both headlines and performance for the first part of the period, rising to unprecedented levels


                      GROWTH OF A $10,000 INVESTMENT(2)(3)

[PERFORMANCE GRAPH]


                                     Fund (without
                                    annuity expenses)     Fund (with annuity    Standard & Poor's
                                         (4)(6)              expenses)(5)(6)   500 Composite Index(1)   Inflation (CPI)(1)
                                    ----------------      ------------------   ----------------------  -------------------
Inception 1/12/94                       10000                    10000
                                        10010                     9998                10000                 10000
                                         9970                     9947                 9729                 10028
                                         9670                     9636                 9305                 10049
                                         9860                     9814                 9425                 10090
                                         9900                     9842                 9579                 10097
Jun                                      9660                     9592                 9344                 10097
                                         9950                     9869                 9651                 10125
                                        10250                    10155                10046                 10159
                                        10040                     9935                 9801                 10194
                                        10140                    10022                10020                 10208
                                         9670                     9546                 9656                 10215
Dec-94                                   9830                     9693                 9799                 10250
                                        10040                     9889                10053                 10277
                                        10440                    10271                10444                 10318
                                        10820                    10633                10752                 10346
                                        11030                    10827                11068                 10354
                                        11440                    11217                11510                 10367
Jun                                     11646                    11406                11777                 10367
                                        12072                    11810                12167                 10409
                                        12123                    11846                12197                 10450
                                        12437                    12139                12712                 10485
                                        12123                    11818                12667                 10519
                                        12792                    12457                13222                 10540
Dec-95                                  13016                    12660                13477                 10561
                                        13442                    13059                13935                 10561
                                        13726                    13320                14065                 10589
                                        13949                    13521                14200                 10610
                                        14253                    13800                14408                 10645
                                        14415                    13941                14780                 10638
Jun                                     14213                    13729                14836                 10630
                                        13469                    12995                14181                 10693
                                        13924                    13419                14480                 10727
                                        14557                    14012                15295                 10783
                                        14734                    14167                15717                 10825
                                        15943                    15313                16904                 10845
Dec-96                                  15855                    15210                16569                 10852
                                        16875                    16172                17603                 10873
                                        16931                    16206                17741                 10893
                                        16398                    15677                17014                 10928
                                        17020                    16253                18029                 10963
                                        18173                    17336                19126                 10984
Jun                                     18639                    17766                19982                 10984
                                        20385                    19410                21569                 11019
                                        19760                    18789                20369                 11053
                                        20663                    19623                21486                 11081
                                        19712                    18700                20768                 11094
                                        20073                    19025                21730                 11087
Dec-97                                  20374                    19290                22103                 11101
                                        20470                    19354                22349                 11122
                                        22058                    20834                23960                 11143
                                        22890                    21595                25187                 11164
                                        23082                    21751                25441                 11184
                                        22431                    21113                25004                 11204
Jun                                     23082                    21661                26019                 11218
                                        22124                    20738                25743                 11231
                                        18354                    17179                22021                 11245
                                        19910                    18616                23432                 11258
                                        21738                    20304                25337                 11286
                                        23151                    21601                26873                 11286
Dec-98                                  24237                    22588                28421                 11279
                                        24978                    23254                29609                 11306
                                        24436                    22722                28689                 11320
                                        25235                    23439                29837                 11355
                                        26921                    24977                30993                 11437
                                        26622                    24669                30261                 11437
Jun                                     27964                    25819                31940                 11437
                                        27069                    24963                30943                 11472
                                        26344                    24267                30790                 11499
                                        25683                    23628                29946                 11554
                                        26823                    24649                31841                 11575
                                        27563                    25300                32488                 11582
Dec-99                                  28627                    26246                34402                 11582
                                        27256                    24959                32674                 11609
                                        26362                    24111                32055                 11678
                                        29167                    26648                35191                 11774
                                        29260                    26704                34132                 11781
                                        29722                    27091                33432                 11788
Jun                                     29354                    26723                34256                 11857
                                        28420                    25844                33720                 11878
                                        30333                    27551                35815                 11892
                                        29802                    27219                33924                 11954
                                        30637                    27948                33781                 11974
                                        28563                    26026                31119                 12016
Dec-00                                  29302                    26668                31271                 12030


(1) Index total returns were calculated from 1/31/94 to 12/31/00. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers.

(2) Past performance is no guarantee of future results. The returns for the Fund assume reinvestment of all dividends/distributions.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00(2)(3)                      1 YEAR        5 YEAR    SINCE INCEPTION
                                                                                              (January 12, 1994)
      Fund (without annuity expenses)(4)(6)                             2.36%        17.63%         16.69%
      Fund (with annuity expenses)(5)(6)                                0.94%        16.06%         15.12%
      Fund (adjusted for the maximum surrender charge)(5)(7)           -5.09%        15.71%         14.97%
      Standard & Poor's 500 Composite Index(1)                         -9.11%        18.33%         17.92%


(3) The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the sub-account's first investment in the underlying Fund. The return information after that date reflects actual annual historical performance of the sub-account. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

(6) Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7) Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

and historic valuations. However, when inflationary concerns and overheating economic growth caused the Federal Reserve to raise short-term interest rates several times, investors became much more concerned with these escalating valuations (prices relative to earnings) and the technology sector toppled. Some of the more traditional value sectors and holdings responded with very strong performance, which benefited the Fund. Positions in both healthcare and financial stocks appreciated, leading the market from March until the close of the period.

Overall, the Fund benefited from its underweighting in the technology sector. In the financial sector, insurance providers such as Allstate contributed to Fund performance. While its stock had previously been depressed, Allstate began to realize gains from higher premiums as well as from a significant drop-off in catastrophic losses. Within the healthcare industry, many of our positions in pharmaceutical companies also appreciated. The stock of Cardinal Health, a pharmaceutical distributor, almost doubled during the period, benefiting from growth in prescriptions driven by demographic shifts toward an aging population. We also found value in American Home Products and Pfizer and were rewarded after both stocks appreciated significantly.

The Fund experienced some negative performance in the telecommunications area, as large companies such as AT&T and WorldCom had problems during the period. A proposed merger between Worldcom and Sprint was disallowed, while AT&T suffered from heightened competition from smaller niche players in the cable, long distance, wireless, and local phone service areas. We still maintain holdings of these stocks in the portfolio because we feel they may be attractively priced for a turnaround.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

After technology stocks were beaten down during the second half of the period, we began looking for opportunities to add to and establish positions in some larger companies that still are leaders in their business segments. We were able to find attractive values in some very good businesses including Lucent Tech-nologies, Computer Associates, and Motorola. Some of our largest holdings, such as Boeing and Tyco, performed very well during the period.

We also realized some value in the utility and energy sectors. One of the Fund's best performing stocks was Enron, which is redefining the utility industry by establishing new ways to market and distribute given the increased deregulation within the sector. The energy sector positively contributed to performance late in the period. The Fund benefited from its position in Tosco, a domestic oil refiner, whose stock appreciated as a result of the huge shortage of capacity in the U.S. market. During the period, we also established a position in Exxon Mobil following the merger of the two companies.

We scour the financial markets looking for industry leaders that are attractively valued or "on sale". This focus drives a buy-and-hold investment strategy that creates very low portfolio turnover. Our value bias helped generate strong performance during the period, as the Fund outpaced the S&P 500 -- large-cap value stocks outperformed large-cap growth stocks by more than 28% during the past year (as measured by S&P 500 BARRA Value and Growth segments of the Index).

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

It seems likely that a slower growth economy will continue as we move into 2001. This scenario should be positive for value-oriented equity positions. In managing the Fund, we look to overweight certain sectors, such as finance and healthcare, to take advantage of long-term trends, while focusing on the best companies within each sector. Our stock selection focuses on firms that often have lost stock value and seem poised for a turnaround. We continue to feel that a low inflationary environment will keep interest rates generally low and pave the way for strong long-term performance of equity investments, regardless of any possible short-term volatility.


                              GROWTH & INCOME fund
                            portfolio composition(8)


                                  [PIE CHART]

Cash Equivalents                                  2%
Communications                                    6%
Energy                                            6%
Consumer Cyclicals                                9%
Healthcare                                       10%
Capital Goods                                    13%
Technology                                       15%
Consumer Staples                                 16%
Finance                                           22%
Utilities                                         1%


(8) Allocation percentages are based on total investment value of the portfolio as of 12/31/00.

                                                                    equity funds

GROWTH FUND OF THE NORTHWEST (formerly the Northwest Fund)

PORTFOLIO MANAGER:
DAVID SIMPSON
WM ADVISORS, INC.

An equity team led by David Simpson, Senior Portfolio Manager of WM Advisors, Inc., has managed the Growth Fund of the Northwest since its inception. Mr. Simpson is a Chartered Financial Analyst, holds an MBA, and has over 14 years of continuous investment experience.

PERFORMANCE REVIEW(4)

For the 12-month period ended December 31, 2000, the GROWTH FUND OF THE NORTHWEST returned 6.30%, which outpaced the -9.11% return for the S&P 500 Index, and the -3.02% return of the small-cap Russell 2000 Index. Long-term results also have been very favorable, as the Fund has averaged 20.09% per year since its inception.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Rising global interest rates, weakening earnings forecasts, and a significant increase in oil prices negatively affected equity markets during the past 12 months. Global currencies also played a part in constricting earnings of some domestic corporations.

As the dollar strengthened relative to many major currencies, U.S. goods became more expensive to foreign consumers, and large domestic corporations reported weaker earnings in dollar terms. In addition, central banks around the globe were forced to protect their own currencies by increasing interest rates, thereby putting a squeeze on growth rates. This created a volatile environment for equities of both domestic and foreign corporations.

Volatility in the technology sector intensified during the past 12 months, as investors digested concerns over the

                      GROWTH OF A $10,000 INVESTMENT(2)(3)

[PERFORMANCE GRAPH]

                                     Fund (without
                                    annuity expenses)     Fund (with annuity      Standard & Poor's
                                         (4)(6)              expenses)(5)(6)     500 Composite Index(1)  Inflation (CPI)(1)
                                    ----------------      ------------------     ----------------------  ------------------
Inception 4/28/98                          10000                10000                  10000                  10000
                                            9470                 9459                   9828                  10018
Jun                                         9290                 9268                  10227                  10030
                                            8720                 8689                  10118                  10042
                                            7020                 6987                   8655                  10054
Sep                                         7690                 7645                   9210                  10066
                                            8500                 8441                   9959                  10091
                                            9700                 9621                  10563                  10091
Dec-98                                     10940                10838                  11171                  10085
                                           11230                11113                  11639                  10109
                                           10540                10419                  11277                  10121
Mar                                        10860                10722                  11728                  10152
                                           11470                11312                  12182                  10226
                                           11990                11812                  11895                  10226
Jun                                        12853                12646                  12555                  10226
                                           12903                12681                  12163                  10257
                                           12953                12716                  12103                  10281
Sep                                        12497                12254                  11771                  10331
                                           13126                12856                  12516                  10349
                                           13622                13326                  12770                  10355
Dec-99                                     15355                15004                  13522                  10355
                                           15234                14867                  12843                  10380
                                           17473                17035                  12600                  10441
Mar                                        17959                17488                  13832                  10528
                                           16732                16276                  13416                  10534
                                           16115                15655                  13141                  10540
Jun                                        17576                17055                  13465                  10601
                                           17504                16965                  13254                  10620
                                           18992                18386                  14078                  10633
Sep                                        17697                17113                  13334                  10688
                                           16748                16177                  13278                  10706
                                           15311                14771                  12232                  10744
Dec-00                                     16320                15727                  12292                  10756


(1) Index total returns were calculated from 4/30/98 to 12/31/00. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index
(CPI) is a measurement of inflation for all urban consumers.

(2) Past performance is no guarantee of future results. The returns for the Fund assume reinvestment of all dividends/distributions.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00(2)(3)                       1 YEAR              SINCE INCEPTION
                                                                                           (April 30, 1998)
      Fund (without annuity expenses)(4)(6)                              6.30%                  20.09%
      Fund (with annuity expenses)(5)(6)                                 4.83%                  18.51%
      Fund (adjusted for the maximum surrender charge)(5)(7)            -1.21%                  17.16%
      Standard & Poor's 500 Composite Index(1)                          -9.11%                   8.04%

(3) The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. The above values relate only to the WM Strategic Asset Manager Contract.

(6) Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7) Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

sustainability of earnings growth rates. The Fund was able to post strong relative results despite this volatility. This was partially due to a reduction of technology exposure in January and February that occurred prior to the declines that began in March and April. We reduced the concentration in technology stocks, as some valuations had escalated beyond what we felt were reasonable levels. Although we trimmed some of these positions, technology remained the Fund's largest sector weighting, and we continue to favor select segments and companies within the sector. Still, some of the Fund's positions were not immune to the broad technology sell-off during the period. Credence Systems, a producer of semiconductor testing equipment, was affected by what the market perceived as a retraction in the entire semiconductor industry. We continue to like the prospects for this company, as it maintains a strong balance sheet, good market share, and healthy fundamentals.

Early in the period, investors strongly favored large-cap companies. However, as many of these stocks struggled throughout the summer, we increased positions in smaller-cap stocks. These companies were priced more attractively and responded with strong relative performance during the period, especially in mid-cap holdings. At the end of December, small- and mid-cap stocks accounted for about 80% of the Fund's portfolio. Although we look for market leaders in our stock selection, we also pay careful attention to valuations (price relative to earnings).

For example, we reduced our position in Microsoft early in the year, enabling us to lock in some significant gains. We were then able to add to that position when its stock price dropped, and the valuation became very attractive.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We increased positions in biotechnology stocks and added to cyclical positions, which could benefit from lower interest rates moving into 2001. The Fund's positions in biotechnology were some of the strongest performers during much of the period. Corixa Corporation, which develops vaccines for treating and preventing cancer and infectious diseases, performed well throughout the summer, yet closed the period with choppy performance. We continue to like the company and it remains a significant holding in the Fund. Louisiana Pacific is an example of a cyclical firm that could greatly benefit from lower interest rates in the coming year. It produces oriented strand board, a plywood substitute, for the housing market and has been hurt by a slowdown in new home construction. This company will benefit from any interest rate cuts by the Federal Reserve.

The Fund also benefited from its position in aerospace companies. Companies such as Precision Castparts and Boeing performed very well during the period. Boeing's stock was supported by an increase in order rates as well as a streamlined management structure.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

While our long-term outlook for the technology sector remains positive, it seems likely that valuations will play a more significant role than in prior years. We will continue to look for dynamic market leaders that are attractively priced. The biotechnology sector remains attractive as strong innovation, coupled with increasing demand from the Baby Boomer population, is driving the sector forward.

With a weakening economy and low levels of inflation, the Fed may look to additional interest rate cuts to stimulate growth and avoid the possibility of a recession. This scenario should pave the way for a period of slower, more sustainable growth. Although market performance may remain more volatile than in prior years, strong economic fundamentals support the potential for long-term equity growth.

                          GROWTH FUND OF THE NORTHWEST
                            portfolio composition(8)

Technology .....................................    20%
Finance ........................................    16%
Capital Goods ..................................    15%
Consumer Cyclicals .............................    13%
Healthcare .....................................    11%
Cash Equivalents ...............................     8%
Basic Materials ................................     7%
Consumer Staples ...............................     5%
Transportation .................................     3%
Communications .................................     2%

(8) Allocation percentages are based on total investment value of the portfolio as of 12/31/00.



                                                                 EQUITY FUNDS 21

GROWTH fund

PORTFOLIO MANAGER:
WARREN LAMMERT
JANUS CAPITAL CORPORATION

Mr. Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been Portfolio Manager of the Growth Fund since its inception. He is a Chartered Financial Analyst.

PERFORMANCE REVIEW(4)

For the 12-month period ended December 31, 2000, the GROWTH FUND returned -22.04%. Longer-term results, however, have been more favorable, as the Fund has posted an average annual return 25.86% for the past five years. The Fund's performance was affected by significant volatility in the technology sector, which produced negative results for much of 2000.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

It seemed the year was off to a good start as Y2K proved to be a non-issue, and technology stocks continued to soar in the first quarter. However, in March the Nasdaq Composite Index plunged from its year-to-date high, as valuation concerns and worries about Internet firms' business models caused even the sector's leaders to drop. The Nasdaq recovered some of its losses in the summer but resumed its descent in the fall. Earnings misses from a number of companies did not help. Meanwhile, high oil prices and the tight job market encouraged the Federal Reserve to raise interest rates three times in the first half of the year. As the once-hot economy cooled, consumers spent less, retail sales weakened, and companies warned of slower growth rates. The virtually undecided presidential election added further

GROWTH OF A $10,000 INVESTMENT (2)(3)
[PERFORMANCE GRAPH]

                                   Fund                Fund               Standard
                             (without annuity      (with annuity        & Poor's 500         Inflation
                              expenses)(4)(6)     expenses)(5)(6)     Composite Index(1)     (CPI)(1)
                              ---------------     ---------------     ------------------     --------
Inception 5/7/93                   10000               10000
                                   10250               10238               10000               10000
                                   10410               10386               10033                9993
                                   10220               10185                9986               10042
                                   10530               10482               10366               10077
                                   10810               10748               10290               10112
                                   10980               10905               10498               10141
                                   10900               10812               10400               10155
Dec 93                             11190               11087               10528               10169
                                   11730               11610               10880               10169
                                   11680               11547               10587               10198
                                   11390               11246               10126               10219
                                   11320               11164               10258               10261
                                   10970               10806               10425               10268
                                   10560               10389               10167               10268
                                   10910               10722               10504               10296
                                   11541               11329               10931               10331
                                   11571               11345               10668               10366
                                   11831               11587               10912               10380
                                   11451               11201               10512               10388
Dec 94                             11491               11227               10665               10423
                                   11611               11332               10943               10451
                                   11971               11670               11367               10493
                                   12232               11910               11704               10521
                                   12662               12315               12044               10529
                                   13162               12788               12520               10542
                                   13934               13523               12814               10542
                                   14838               14384               13241               10585
                                   14928               14455               13277               10627
                                   15400               14895               13833               10662
                                   14988               14479               13785               10697
                                   15721               15170               14391               10719
Dec 95                             15781               15211               14657               10740
                                   16083               15483               15162               10740
                                   16835               16190               15307               10768
                                   16956               16287               15454               10789
                                   17809               17088               15681               10825
                                   18161               17405               16086               10817
                                   17392               16647               16152               10810
                                   16121               15411               15433               10874
                                   17208               16433               15760               10908
                                   18388               17540               16646               10965
                                   17769               16930               17102               11008
                                   18330               17445               18400               11029
Dec 96                             18330               17425               18039               11035
                                   19224               17426               19160               11056
                                   18353               16242               19315               11077
                                   17128               16506               18511               11113
                                   17426               17647               19616               11148
                                   18651               15741               20821               11170
                                   19386               18283               21750               11170
                                   21026               19809               23476               11205
                                   19929               18745               22171               11240
                                   21093               19821               23385               11268
                                   20523               19270               22604               11282
                                   20443               19166               23651               11275
Dec 97                             20390               19093               24058               11288
                                   21065               19708               24325               11310
                                   23024               21517               26079               11331
                                   24122               22518               27415               11353
                                   25061               23369               27690               11373
                                   24319               22651               27214               11394
                                   26627               24777               28320               11408
                                   26539               24667               28020               11421
                                   22056               20473               23968               11435
                                   24754               22953               25504               11449
                                   25610               23720               27578               11477
                                   27365               25317               29249               11477
Dec 98                             32424               29970               30934               11470
                                   36730               33916               32227               11498
                                   35540               32778               31226               11512
                                   40079               36926               32475               11547
                                   42151               38794               33733               11631
                                   39833               36613               32937               11631
                                   43027               39233               34765               11631
                                   41336               37645               33679               11666
                                   42448               38613               33512               11694
                                   44554               40484               32594               11750
                                   47904               43480               34656               11771
                                   53260               48291               35361               11778
Dec 99                             63906               57886               37444               11778
                                   64040               57939               35563               11806
                                   71898               64982               34889               11875
                                   72991               65896               38303               11973
                                   66378               59858               37150               11980
                                   60411               54406               36388               11987
                                   62181               55933               37285               12057
                                   61074               54873               36702               12078
                                   65758               59009               38981               12093
                                   62484               56470               36924               12156
                                   59690               53878               36767               12176
                                   49961               45042               33870               12219
Dec 00                             49831               44875               34036               12234

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00 (2)(3)                       1 YEAR       5 YEAR     SINCE INCEPTION
                                                                                                 (May 7, 1993)
      Fund (without annuity expenses)(4)(6)                              -22.04%      25.86%        23.35%
      Fund (with annuity expenses)(5)(6)                                 -23.12%      24.15%        21.69%
      Fund (adjusted for the maximum surrender charge)(5)(7)             -29.16%      23.88%        21.67%
      Standard & Poor's 500 Composite Index(1)                            -9.11%      18.35%        17.53%

(1) Index total returns were calculated from 5/31/93 to 12/31/00. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers.

(2) Past performance is no guarantee of future results. The returns for the Fund assume reinvestment of all dividends/distributions.

(3) The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the sub-account's first investment in the underlying Fund. The return information after that date reflects actual annual historical performance of the sub-account. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

(6)     Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7)     Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

uncertainty to the mix, and investors continued their sell-off in the tech sector. In the end, the Nasdaq recorded the worst year in its history. The net result for the Fund was an extremely difficult market environment in which many of our holdings, especially those in technology, fell dramatically. As a result, the Fund underperformed its benchmark, the S&P 500 Index.

The stocks that most closely tracked the market's split performance were our wireless positions. Companies such as cellular handset leader Nokia, which remains the Fund's largest holding, traded substantially higher during the opening months of the period due to expanded subscriber roles and enthusiasm surrounding wireless data. By spring, however, the high costs paid by cellular operators for licenses to operate next-generation, or "3-G", networks in Europe gave rise to concerns that the industry's growth rate would slow. These fears were compounded later in the period by Nokia's own warning that third-quarter revenue would be softer than expected, causing Nokia and other cellular-related companies to decline sharply. However, Nokia used third-quarter difficulties as an opportunity to gain market share from key handset competitors while continuing to win contracts on the infrastructure equipment side. Consequently, Nokia is breaking away as the cellular industry's leading player.

Our Internet positions also traded with mixed results. Similar to our wireless stocks, the holdings of a number of Web-related companies rose substantially during the first three months of 2000, only to be taken lower by a rapid turn in sentiment as the year progressed. Although we were surprised by the speed and severity of the technology sector's decline, we substantially reduced our exposure to Internet-related names throughout the year. Even firms that have successfully built true and enduring franchises on the Web, such as America Online, Yahoo! and Amazon.com, did not emerge unscathed. While we are certainly guilty of remaining too long in the optimist camp, we believe there is a significant amount of bad news already priced into some of these stocks, both in terms of slower economic expansion and a moderation of growth on the Internet. Therefore, we have limited exposure to those few companies we believe are on an extremely strong footing from a fundamental standpoint.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

One area that received increased attention in the portfolio was the rapid emergence of deregulated markets for electricity and natural gas, a theme that was represented most prominently by our long-time investment in the diversified energy company Enron. This company's outstanding performance, coupled with the rapid deregulation of electricity and natural gas markets worldwide, caused us to investigate a number of other compelling opportunities. Another power-producing company, Dominion Resources was also a clear standout. Both these firms have capitalized effectively on new opportunities, and we remain optimistic about their prospects. This trend also led to our adding Duke Energy to the portfolio. Additionally, both Cox Communications and Comcast were strong performers for the Fund, as they successfully navigated the turbulent market.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Although the near-term outlook for both the economy and our Fund still remains somewhat clouded, we will try to use any lingering uncertainty to our advantage by identifying companies that are breaking away competitively. Regardless, we will continue to judge each holding on its own merits and are steadfast in our belief that a focus on fast-growing companies in dynamic industries is the best way to produce long-term results for investors. As always, we will seek them out through detailed, fundamental analysis. We are confident about our holdings' long-term prospects and look forward to the coming year with cautious optimism.

                                  GROWTH FUND
                            portfolio composition(8)

Technology ........................................     27%
Communications ....................................     26%
Consumer Staples ..................................     11%
Cash Equivalents & Other ..........................      9%
Energy ............................................      8%
Healthcare ........................................      7%
Capital Goods .....................................      7%
Finance ...........................................      4%
Industrial ........................................      1%

(8) Allocation percentages are based on total investment value of the portfolio as of 12/31/00.



                                                                 EQUITY FUNDS 23

MID CAP STOCK fund

PORTFOLIO MANAGERS:
RANDY L. YOAKUM AND
STEVE SPENCER
WM ADVISORS, INC.

An equity team led by Senior Portfolio Managers Randy Yoakum and Steve Spencer manages the Mid Cap Stock Fund. Mr. Yoakum has 17 years experience in investment and financial analysis including over nine years with WM Advisors, Inc. He holds a BBA in Economics/Finance from Pacific Lutheran University, an MBA in Finance/ Economics from Arizona State University, and is a Chartered Financial Analyst.

Mr. Yoakum also serves as chairman of WM Advisors Investment Committee. Mr. Spencer is also a Chartered Financial Analyst and joined WM Advisors in 1999. He holds both a BS and an MBA in Finance/Capital Markets from Brigham Young University. Mr. Spencer is a Senior Portfolio Manager at WM Advisors and has 16 years experience in investment and financial analysis.

PERFORMANCE REVIEW(4)

Since its inception (May 1, 2000) through December 31, 2000, the MID CAP STOCK FUND returned 17.40%, which more than doubled the 8.05% return of the S&P 400 Midcap Index for the same period. The mid-cap value stocks held by the Fund led the market during the second half of the period.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE EIGHT-MONTH PERIOD ENDED DECEMBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

In 1998 and 1999, the large-cap technology sector was the driving force behind equity market performance. This trend reversed in March 2000, and mid-cap value took over market prominence. When the series of short-term interest rates hikes enacted by

                              [PERFORMANCE GRAPH]


                      GROWTH OF A $10,000 INVESTMENT(2)(3)


                              Fund                     Fund
                       (without annuity            (with annuity         S&P 400
                        expenses)(4)(6)           expenses)(5)(6)    Midcap Index(1)      Inflation (CPI)(1)
                        ---------------           ---------------    ---------------      ------------------
Inception 5/1/00            10000                     10000               10000                 10000
May                         10210                     10198                9875                 10006
Jun                          9980                      9957               10020                 10064
Jul                         10150                     10115               10179                 10082
Aug                         10860                     10809               11315                 10094
Sep                         10751                     10688               11238                 10146
Oct                         10951                     10874               10857                 10164
Nov                         10651                     10564               10037                 10199
Dec 00                      11740                     11632               10805                 10211


CUMULATIVE TOTAL RETURNS AS OF 12/31/00(2)(3)                       SINCE INCEPTION
                                                                    (May 1, 2000)
      Fund (without annuity expenses)(4)(6)                             17.40%
      Fund (with annuity expenses)(5)(6)                                16.32%
      Fund (adjusted for the maximum surrender charge)(5)(7)            10.31%
      Standard & Poor's 400 Midcap Index(1)                              8.05%

(1) Index total returns were calculated from 5/1/00 to 12/31/00. The Standard & Poor's 400 Midcap Index is an unmanaged weighted index of 400 midcap companies. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers.

(2) Past performance is no guarantee of future results. The returns for the Fund assume reinvestment of all dividends/distributions.

(3) The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. The above values relate only to the WM Strategic Asset Manager Contract.

(6)  Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7)  Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

the Federal Reserve began to take effect, investors became much more concerned with escalating valuations (prices relative to earnings), and the technology sector toppled. Some of the more traditional value sectors and holdings responded with very strong performance, which was beneficial to the Fund. Health care and financial stocks appreciated significantly, leading the market from the Fund's inception until the close of the period. In the financial sector, three of the Fund's holdings, PMI Group, TCF Financial, and Bank United, performed extremely well during the period. In the healthcare sector, our positions in pharmaceutical companies appreciated significantly. The stock price of AmeriSource Health, a wholesale distributor of pharmaceuticals and healthcare products, nearly tripled during the period. The Fund also received strong performance from Health Net Inc., as well as ALZA Corporation, which is developing a new drug for attention deficit disorder.

Although the Fund was negatively affected by declines in the technology sector late in the period, we were underweighted in this sector relative to the market. We were disappointed in the performance of Sykes Enterprises, an outsourcing provider of information technology support services, which reported lower than expected revenues. Also, Electronics for Imaging, which designs and markets imbedded routers for printers and copiers, missed its profit expectations due to a delay in the product offering of one of its largest clients. However, we took advantage of the stock price decline and added to this position. We were also able to increase our position in BMC Software at a very attractive valuation. The company experienced a delay in the release of one of its mainframe software solutions, and its stock price declined substantially.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We focused stock selection during the period in the healthcare, finance, and consumer-related areas, all of which significantly outperformed the market and contributed to the Fund's strong performance during the period. The Fund also benefited from merger activity, as both Bank United and Beringer Wine Estates were involved in takeovers that significantly increased the value of our original investments. The mid-cap area was very attractively priced in the spring and summer of 2000, and we were able to purchase equities with strong earnings growth rates relative to their valuations (price-to-earnings ratios). With the price increases of mid-cap stocks, some of this relative valuation gap closed. However, the valuation disparity still exists, and we feel that mid-cap value could continue to provide strong relative results in periods of general market volatility. We scour the financial markets, looking for mid-cap industry leaders that are attractively priced, or "on sale". This focus creates a buy-and-hold strategy with very low portfolio turnover. Our value bias helped generate strong performance during the period, as the Fund outperformed the S&P 400 Midcap Index for the period of May 1, 2000 through December 31, 2000. Mid-cap value stocks significantly outperformed mid-cap growth stocks for the same period (as measured by S&P 400 Midcap BARRA Value and Growth segments of the Index).

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

It seems likely that an economic slowdown will continue into 2001. This scenario should be positive for value-oriented equities, and we believe the value theme could continue. In managing the Fund, we continue to focus on secular overweights to take advantage of long-term trends in areas such as finance and healthcare, where we continue to look for the best companies within the sectors. The healthcare area looks positive as demographic forces of an aging population are driving unit volume growth.

Financial stocks are attractive based on a shift in product offering to higher margin and more profitable segments of the business.

Our stock selection focuses on companies that are attractively priced or have lost stock value and seem poised for a turnaround. We continue to feel that a weak inflationary environment will keep interest rates generally low and pave the way for strong long-term performance of equity investments, regardless of any possible short-term volatility.

                                  [PIE CHART]

                               MID CAP STOCK fund
                            portfolio composition(8)


                    Healthcare ....................  19%
                    Technology ....................  17%
                    Finance .......................  17%
                    Consumer Cyclicals ............  14%
                    Consumer Staples ..............   7%
                    Cash Equivalents ..............   7%
                    Basic Materials ...............   6%
                    Capital Goods .................   6%
                    Energy ........................   6%
                    Communications ................   1%




(8) Allocation percentages are based on total investment value of the portfolio as of 12/31/00.


                                                                    EQUITY FUNDS
                                                                              25

SMALL CAP STOCK fund (formerly the Emerging Growth Fund)

PORTFOLIO MANAGER:
LINDA WALK
WM ADVISORS, INC.

An equity team led by Linda Walk has been managing the Fund since March 1998. Ms. Walk, Senior Portfolio Manager of WM Advisors, Inc., graduated magna cum laude from the University of Washington and has over 14 years of investment experience. She is a Chartered Financial Analyst, a Certified Financial Planner, and has participated in the Wharton Executive Education program.

PERFORMANCE REVIEW(4)

For the 12-month period ended December 31, 2000, the SMALL CAP STOCK
FUND returned -10.58%, representing a generally downward market trend in small-cap growth stocks especially in the heavily weighted technology sector. Overall, long-term results have been very favorable, as the Fund has posted an average annual return of 16.05% since its inception.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Volatility increased significantly in the small-cap technology arena in 2000. The "dot com" debacle was quite pronounced within small-cap stocks, but we feel the area will see some long-term success in select companies. Over the past year, investors have been willing to increase exposure to both small- and mid-cap stocks, and these segments generally outperformed large-cap stocks. Because of stock selection, the Fund was able to perform relatively well during periods of very choppy stock market performance.

Our positions in healthcare, particularly biotechnology, performed very well during the period. For example, Shire Pharmaceuticals Group, which concentrates on researching, developing, and


                      GROWTH OF A $10,000 INVESTMENT(2)(3)

                              [PERFORMANCE GRAPH]


                              Fund                        Fund
                        (without annuity             (with annuity               Russell 2000
                          expenses)(4)(6)            expenses)(5)(6)                Index(1)       Inflation (CPI)(1)
Inception 1/12/94             10000                       10000
                              10070                       10058                      10000               10000
                              10160                       10136                       9964               10028
                               9950                        9915                       9439               10049
                               9720                        9674                       9495               10090
                               9800                        9743                       9388               10097
Jun                            9530                        9463                       9072               10097
                               9880                        9799                       9221               10125
                              10350                       10254                       9734               10159
                              10520                       10411                       9701               10194
                              11010                       10883                       9662               10208
                              10240                       10110                       9272               10215
Dec 94                        10530                       10384                       9520               10250
                              10530                       10372                       9401               10277
                              10830                       10655                       9792               10318
                              10790                       10604                       9959               10346
                              10630                       10434                      10180               10354
                              10630                       10422                      10355               10367
Jun                           11454                       11217                      10893               10367
                              12267                       12001                      11520               10409
                              12659                       12370                      11759               10450
                              13261                       12944                      11969               10485
                              12789                       12468                      11434               10519
                              13010                       12669                      11914               10540
Dec 95                        13793                       13417                      12229               10561
                              13592                       13206                      12215               10561
                              14375                       13951                      12596               10589
                              15319                       14851                      12853               10610
                              15771                       15271                      13541               10645
                              16423                       15885                      14075               10638
Jun                           15808                       15271                      13496               10630
                              13836                       13348                      12318               10693
                              14951                       14409                      13034               10727
                              15539                       14959                      13543               10783
                              15095                       14514                      13335               10825
                              15240                       14636                      13884               10845
Dec 96                        15178                       14560                      14248               10852
                              14672                       14057                      14533               10873
                              14311                       13695                      14180               10893
                              13309                       12720                      13510               10928
                              13381                       12775                      13548               10963
                              14920                       14228                      15055               10984
Jun                           15678                       14841                      15700               10984
                              15765                       15001                      16431               11019
                              15929                       15142                      16807               11053
                              16990                       16127                      18037               11081
                              16707                       15841                      17245               11094
                              16860                       15971                      17133               11087
Dec 97                        17090                       16164                      17433               11101
                              16903                       15972                      17158               11122
                              18379                       17348                      18427               11143
                              19166                       18070                      19186               11164
                              19045                       17936                      19293               11184
                              17668                       16618                      18253               11204
Jun                           17721                       16616                      18292               11218
                              16443                       15398                      16811               11231
                              12937                       12096                      13547               11245
                              14064                       13136                      14607               11258
                              15128                       14113                      15203               11286
                              16748                       15609                      15999               11286
Dec 98                        18444                       17171                      16989               11279
                              18241                       16963                      17215               11306
                              16532                       15354                      15821               11320
                              16443                       15254                      16068               11355
                              17176                       15917                      17507               11437
                              18391                       17024                      17763               11437
Jun                           19858                       18363                      18566               11437
                              20436                       18875                      18057               11472
                              20091                       18533                      17389               11499
                              20487                       18877                      17392               11554
                              21525                       19812                      17463               11575
                              24924                       22917                      18506               11582
Dec 99                        31554                       28986                      20600               11582
                              33961                       31165                      20270               11609
                              45342                       41572                      23617               11678
                              40264                       36866                      22060               11774
                              32146                       29403                      20732               11781
                              29523                       26970                      19524               11788
Jun                           36207                       33038                      21226               11857
                              34535                       31475                      20543               11878
                              38143                       34722                      22110               11892
                              35714                       32543                      21461               11954
                              33389                       30389                      20504               11974
                              28073                       25520                      18398               12016
Dec 00                        28214                       25620                      19978               12030


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00(2)(3)                                              SINCE INCEPTION
                                                                       1 YEAR       5 YEAR   (January 12, 1994)
      Fund (without annuity expenses)(4)(6)                            -10.58%      15.39%         16.05%
      Fund (with annuity expenses)(5)(6)                               -11.82%      13.80%         14.46%
      Fund (adjusted for the maximum surrender charge)(5)(7)           -17.85%      13.42%         14.30%
      Russell 2000 Index(1)                                             -3.02%      10.32%         10.52%

(1) Index total returns were calculated from 1/31/94 to 12/31/00. The Russell 2000 Index represents the smallest 2000 companies followed by Russell and is used to measure the small-cap market. The index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers.

(2) Past performance is no guarantee of future results. The returns for the Fund assume reinvestment of all dividends/distributions.

(3) The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the sub-account's first investment in the underlying Fund. The return information after that date reflects actual annual historical performance of the sub-account. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

(6)  Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7)  Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

marketing pharmaceuticals, had its price increase more than 35% during the period.

The Fund also benefited from its consumer-related holdings. For example, catalog retailer J. Jill Group was reorganized, and we were able to purchase the stock at a very attractive price. The company has a strong management team, and we saw value in their specialized niche of active, affluent women's apparel. The Fund was rewarded when the stock's price more than tripled during the past 12 months. We also benefited from our position in Beringer Wine Estates, which was acquired during the period at a significant premium to our purchase price.

The most volatile area of the Fund was the technology sector. At the close of 1999, performance in small-cap technology was outstanding, leading the market into the first quarter of 2000. This trend then shifted, and stocks of technology firms were battered throughout the summer and into the fall and winter of 2000. Although many positions in the Fund gave back some prior gains, we were able to find strong companies that performed well during the period. NVIDIA Corporation, which produces a 3-D graphics chip that will be utilized by Microsoft in its new Xbox video game consoles, was a strong performer for the Fund. While the stock increased more than 50% for the overall period, we were able to take some significant profits earlier in the period after the stock had increased more than four-fold.

We did have some disappointments in the Fund, as some of our positions in software have been hit by the downturn in the technology sector. The stock of Latitude Communications, which develops software for conferencing with real-time interaction, has tracked the e-commerce market contraction and lost some of its value. We still hold the company in the Fund and feel that with proper execution, the firm is poised for a rebound. Another holding that has had some recent negative performance is Primus Knowledge. The company developed eCRM (customer relationship management) software that helps businesses. The firm had an earnings shortfall during the period and its stock suffered significantly. However, because we are still convinced of the viability of the company's product and future opportunities, we maintained a position of the stock in the Fund's portfolio.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We added to our positions in biotechnology at a very good time during the period and, as a result, were rewarded with strong performance. As of the end of the reporting period, healthcare products accounted for 18% of the overall portfolio. We reduced positions in computer hardware while increasing exposure to computer software. The positions in software have taken some time to bounce back from the market volatility, and we may have been a little early. However, we feel that some of these software companies have been oversold and may be poised for a rebound. Two of the largest positions in the Fund at the close of the period, NetIQ Corporation (software) and Carreker-Antinori Inc. (computer and software services), both performed very well and contributed to the out-performance of the Fund relative to its benchmark index.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We feel that the economy is fairly healthy and growth should continue, albeit at a slower pace. There is a deceleration of spending in global technology, as higher energy prices and interest rates have created a slow-down, both domestically and abroad. We will therefore continue to pay careful attention to valuations while maintaining limited exposure to momentum stocks. Our positions in biotechnology firms have performed extremely well, and we may take the opportunity to capture some profits, possibly refocusing assets into select software companies with compelling valuations and growth potential.


                              SMALL CAP STOCK fund
                            portfolio composition(8)

                    Technology ..........................  35%
                    Consumer Cyclicals ..................  24%
                    Healthcare ..........................  18%
                    Finance .............................   6%
                    Capital Goods .......................   5%
                    Communications ......................   4%
                    Consumer Staples ....................   3%
                    Energy ..............................   3%
                    Transportation ......................   2%


(8) Allocation percentages are based on total investment value of the portfolio as of 12/31/00.


                                                                    EQUITY FUNDS
                                                                              27

INTERNATIONAL GROWTH fund

PORTFOLIO MANAGER:
CAPITAL GUARDIAN TRUST COMPANY

The international equity team at Capital Guardian Trust Company handles the Fund's investment management. Nine portfolio managers and 28 analysts share the management responsibilities for the Fund. The managers average over 26 years of investment experience and have been with the firm for an average of 22 years.

PERFORMANCE REVIEW(4)

For the 12-month period ended December 31, 2000, the INTERNATIONAL GROWTH FUND returned -19.84%. This was primarily the result of heightened volatility in many international markets, particularly those in the Pacific Region and in emerging market countries.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The early part of the period was marked by significant volatility, especially in technology companies.

However, the MSCI EAFE Index ended the first quarter virtually unchanged. Many of last year's themes were still in place, with Europe loosely tracking the U.S. market and Japan separate and unto itself. Returns in the core European markets were solid against a backdrop of improving economic growth, while returns for smaller European countries were mixed. Although stocks in Japan recovered in late March, markets in the U.K. and in most of the Pacific were weak. The capital expenditure theme, which fueled returns in the capital equipment sector, remained intact during the period.

The sell-off in U.S. equity markets that began in March and continued through April also affected many foreign markets. European markets began to turn around in late May and posted strong results in June, paring their losses for the quarter. However, Japanese stocks did not snap back as convincingly. Throughout the second quarter, investors continued to re-examine the valuations of technology-related companies. The resulting volatility pressured many of the technology, media, and telecommunications companies that make up such a significant portion of the world market indices.


                      GROWTH OF A $10,000 INVESTMENT(2)(3)

                              [PERFORMANCE GRAPH]

                                                                          Morgan Stanley
                      Fund (without annuity    Fund (with annuity     Capital International
                          expenses)(4)(6)        expenses)(5)(6)       (MSCI) EAFE Index(1)        Inflation (CPI)(1)
Inception 5/7/93               10000                  10000
                               10410                  10398                    10000                       10000
Jun                            10120                  10097                     9846                        9993
                               10370                  10334                    10193                       10042
                               11030                  10980                    10745                       10077
                               11080                  11017                    10505                       10112
                               11430                  11352                    10831                       10141
                               10820                  10733                     9887                       10155
Dec 93                         11310                  11206                    10602                       10169
                               12160                  12036                    11501                       10169
                               11890                  11754                    11472                       10198
                               11470                  11325                    10979                       10219
                               11840                  11677                    11448                       10261
                               11890                  11713                    11385                       10268
Jun                            11784                  11595                    11549                       10268
                               12065                  11858                    11662                       10296
                               12246                  12022                    11941                       10331
                               11864                  11633                    11567                       10366
                               12115                  11866                    11955                       10380
                               11643                  11390                    11383                       10388
Dec 94                         11523                  11259                    11457                       10423
                               11021                  10755                    11020                       10451
                               10901                  10625                    10991                       10493
                               11142                  10848                    11680                       10521
                               11473                  11157                    12123                       10529
                               11543                  11213                    11981                       10542
Jun                            11392                  11052                    11774                       10542
                               11980                  11610                    12510                       10585
                               11787                  11410                    12036                       10627
                               11868                  11475                    12274                       10662
                               11676                  11276                    11947                       10697
                               11777                  11360                    12283                       10719
Dec 95                         12284                  11836                    12781                       10740
                               12680                  12204                    12836                       10740
                               12639                  12150                    12882                       10768
                               12771                  12263                    13159                       10789
                               12954                  12424                    13544                       10825
                               12933                  12390                    13298                       10817
Jun                            13045                  12483                    13376                       10810
                               12459                  11907                    12988                       10874
                               12603                  12031                    13019                       10908
                               12911                  12311                    13368                       10965
                               12809                  12199                    13235                       11008
                               13415                  12762                    13764                       11029
Dec 96                         13394                  12728                    13591                       11035
                               13456                  12772                    13118                       11056
                               13538                  12835                    13335                       11077
                               13425                  12713                    13387                       11113
                               13703                  12961                    13461                       11148
                               14536                  13733                    14340                       11170
Jun                            15169                  14318                    15135                       11170
                               15637                  14743                    15383                       11205
                               14286                  13451                    14237                       11240
                               15052                  14156                    15037                       11268
                               13446                  12632                    13885                       11282
                               13021                  12220                    13746                       11275
Dec 97                         13042                  12220                    13870                       11288
                               13180                  12337                    14508                       11310
                               14052                  13139                    15442                       11331
                               14818                  13840                    15921                       11353
                               15190                  14172                    16050                       11373
                               15073                  14046                    15976                       11394
Jun                            14594                  13573                    16101                       11408
                               14665                  13623                    16268                       11421
                               12715                  11796                    14256                       11435
                               12065                  11179                    13822                       11449
                               12691                  11746                    15267                       11477
                               13401                  12389                    16053                       11477
Dec 98                         13720                  12669                    16690                       11470
                               13897                  12818                    16645                       11498
                               13472                  12411                    16252                       11512
                               14027                  12908                    16935                       11547
                               14558                  13382                    17624                       11631
                               13967                  12823                    16721                       11631
Jun                            14922                  13686                    17376                       11631
                               15585                  14278                    17896                       11666
                               15822                  14478                    17966                       11694
                               16176                  14785                    18151                       11750
                               16922                  15449                    18834                       11771
                               18235                  16629                    19493                       11778
Dec 99                         20848                  18993                    21246                       11778
                               19785                  18001                    19900                       11806
                               20507                  18637                    20439                       11875
                               21003                  19066                    21236                       11973
                               20023                  18156                    20122                       11980
                               19029                  17233                    19634                       11987
Jun                            20143                  18220                    20407                       12057
                               19065                  17225                    19555                       12078
                               19458                  17558                    19729                       12093
                               17926                  16219                    18772                       12156
                               17118                  15468                    18333                       12176
                               16432                  14831                    17649                       12219
Dec 00                         16713                  15068                    18281                       12234

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00(2)(3)                                               SINCE INCEPTION
                                                                       1 YEAR         5 YEAR     (May 7, 1993)
      Fund (without annuity expenses)(4)(6)                              -19.84%       6.35%          6.94%
      Fund (with annuity expenses)(5)(6)                                 -20.95%       4.94%          5.51%
      Fund (adjusted for the maximum surrender charge)(5)(7)             -26.99%       4.42%          5.45%
      Morgan Stanley Capital International (MSCI) EAFE Index(1)          -13.96%       7.42%          8.28%


(1) Index total returns were calculated from 5/31/93 to 12/31/00. The Morgan Stanley Capital International EAFE Index (MSCI EAFE) represents the stock markets of Europe, Australasia and the Far East weighted by market capitalization. MSCI EAFE is a broad-based index of equity markets representing 20 countries. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers.

(2) Past performance is no guarantee of future results. The returns for the Fund assume reinvestment of all dividends/distributions.

(3) The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the sub-account's first investment in the underlying Fund. The return information after that date reflects actual annual historical performance of the sub-account. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

(6)  Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7)  Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

Non-U.S. equity markets fell in the third quarter. It was a jittery time, as investors looked for direction and quickly sold companies on hints of slower earnings growth. Although the second quarter slide in equities spilled over into July, stocks recovered in August. Banks and energy companies were strong along with many technology-related names. The resurgence of technology stocks was especially robust in Japan, as upgrades in earnings forecasts provided renewed confidence. However, telecommunications stocks remained in a slump due to profit concerns.

The fourth quarter resulted in continued declines along with slower global growth. As technology continued to lose ground, both European and Asian markets felt the effects during the fourth quarter. European GDP decreased, and Asian investors were especially concerned about the sustainability of momentum over the longer term. This resulted in market corrections for technology related stocks and a slowing of these economies.

Over the year, weak performance in technology holdings was helped by our positions in food and beverage, pharmaceuticals, and oil companies. We also maintained our focus on Japanese companies, primarily in the auto industry, that are committed to real restructuring and change. Within the portfolio, there were certain stocks and regions that significantly impacted performance. Bombardier, Thomson Corp., Amoy, and Swire Pacific were the strongest performers for the year helping the portfolio's performance in this market. Conversely, our overweighting in the information technology sector hurt performance, as companies like Taiwan Semiconductor, Murata Manufacturing, and Rohm fell significantly during the year. Additionally, stock selection in Japan hurt overall performance as Tokyo Electron, NTT DoCoMo and Sony Corp. lost a substantial percentage of their value during the year. These stocks had previously been very helpful to the portfolio but suffered from the sell-off late in the year.

                            INTERNATIONAL GROWTH fund
                            portfolio composition(8)

[PIE CHART]

Europe                                                                     53%
Japan                                                                      21%
Pacific Basin                                                              10%
Cash Equivalents                                                            7%
Emerging Markets                                                            5%
North America                                                               4%

WERE THERE ANY SIGNIFICANT SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Although our technology weighting remained high, we began trimming the Fund's telecommunications exposure in early 2000 because of valuation concerns. We invested the proceeds in several depressed areas, including food and consumer stocks and banks in the U.K. This shift helped to moderate the portfolio's decline as telecommunications stocks continued to deflate.

We increased weightings in France, the U.K., Switzerland, and Sweden during the year. We decreased our weighting in Canada by trimming some holdings as the market rebounded. Our weighting in Hong Kong increased, primarily due to market performance. In the emerging markets, we exited Brazil by selling off small positions in Telecomunicacoes de Sao Paulo and Compania de Bebidas. We entered into both Russia and China with positions in China Mobile and Lukoil.

Within the portfolio's technology weighting, our focus on companies with real earnings also softened the fall. In August, we began adding to select technology names, primarily semiconductor component manufacturers, which had experienced substantial declines. This was helpful initially after a rally ensued, but proved to be a drag on performance in September when many of these stocks experienced a sell-off. We have reduced the telecommunications exposure and are no longer over-weighted in this sector. Within the telecommunications sector, we favor wireless companies over incumbent carriers.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The portfolio maintains exposure to semiconductor technology, where we think growth will be sustained due to the expansion of the Internet and today's broad range of semiconductor uses. Semiconductor equipment companies have been unable to meet demand, delaying the buildup of overcapacity. However, the fastest growth increases may be behind us despite higher absolute growth levels.

Looking ahead, significant positive trends are beginning to develop. Central Europe should continue to grow as a source of demand as it integrates into the economy of Western Europe. U.S.-style Business-to-Business and Business-to-Consumer Internet usage will likely catch on in Europe and Japan, improving productivity and widening customer bases. Finally, Germany passed sweeping tax reforms in the third quarter, followed by smaller tax cuts in France. Other EU nations also have tax reforms on their agenda. This profound shift in tax policy could provide an economic tailwind for years to come.


(8) Allocation percentages are based on total investment value of the portfolio as of 12/31/00.

                                                                 equity funds 29

SHORT TERM INCOME fund (formerly the Short Term High Quality Bond Fund)

PORTFOLIO MANAGER:
CRAIG SOSEY
WM ADVISORS, INC.

A fixed-income team led by Senior Portfolio Manager Craig Sosey, who joined WM Advisors, Inc. in 1998 and has over 15 years banking and financial analysis experience, manages the Short Term Income Fund. Mr. Sosey has a BS in Finance from the University of the Pacific and an MBA from the University of California, Berkeley.

PERFORMANCE REVIEW(4)

The SHORT TERM INCOME FUND returned 8.23% for the 12-month period ended December 31, 2000. Short-term interest rates increased early in the period, but yields of securities with maturities from two to five years fell during the second half of the period. This contributed to the Fund's strong performance since bond prices move in the opposite direction of yields.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

A very strong domestic economy and the threat of upward pressures on prices caused the Federal Reserve to increase short-term interest rates throughout the first half of 2000. As economic growth began to slow later in the period, the bond market reacted, and yields began to fall in the intermediate-term area, with a significant drop in both two- and five-year Treasuries. Rates on short-term Treasuries decreased quite substantially, closing the period more than 100 basis points (or more than 1%) lower than 12 months ago. This created a positive environment for fixed-income assets and contributed to the Fund's strong overall performance.

Within the fixed-income market, government, asset-backed, and mortgage-backed securities performed well,

                      GROWTH OF A $10,000 INVESTMENT(2)(3)

[PERFORMANCE GRAPH]

                                                                         Lehman Brothers
                                                                           Mutual Fund
                                    Fund                  Fund             Short (1-5)
                              (without annuity        (with annuity      Investment Grade
                               expenses)(4)(6)       expenses)(5)(6)       Debt Index(1)        Inflation(CPI)(1)
                              -----------------      ---------------     -----------------      -----------------
Inception 1/12/94                   10,000                10,000
                                    10,000                 9,988              10,000                 10,000
                                     9,960                 9,937               9,898                 10,028
                                     9,920                 9,885               9,785                 10,049
                                     9,880                 9,834               9,726                 10,090
                                     9,880                 9,822               9,743                 10,097
Jun                                  9,880                 9,811               9,770                 10,097
                                     9,961                 9,880               9,898                 10,125
                                    10,001                 9,909               9,942                 10,159
                                     9,953                 9,849               9,887                 10,194
                                     9,994                 9,878               9,899                 10,208
                                     9,994                 9,866               9,843                 10,215
Dec-94                               9,838                 9,701               9,864                 10,250
                                     9,838                 9,690              10,027                 10,277
                                     9,921                 9,760              10,227                 10,318
                                     9,999                 9,825              10,291                 10,346
                                    10,081                 9,895              10,412                 10,354
                                    10,288                10,086              10,680                 10,367
Jun                                 10,329                10,115              10,750                 10,367
                                    10,329                10,103              10,778                 10,409
                                    10,413                10,173              10,871                 10,450
                                    10,455                10,203              10,942                 10,485
                                    10,583                10,315              11,049                 10,519
                                    10,668                10,386              11,182                 10,540
Dec-95                              10,753                10,457              11,288                 10,561
                                    10,839                10,528              11,405                 10,561
                                    10,753                10,432              11,323                 10,589
                                    10,710                10,378              11,279                 10,610
                                    10,710                10,366              11,269                 10,645
                                    10,710                10,354              11,278                 10,638
Jun                                 10,797                10,426              11,384                 10,630
                                    10,841                10,457              11,427                 10,693
                                    10,886                10,488              11,450                 10,727
                                    10,975                10,561              11,596                 10,783
                                    11,065                10,636              11,775                 10,825
                                    11,155                10,710              11,905                 10,845
Dec-96                              11,155                10,698              11,863                 10,852
                                    11,201                10,729              11,924                 10,873
                                    11,247                10,761              11,955                 10,893
                                    11,247                10,748              11,901                 10,928
                                    11,294                10,780              12,025                 10,963
                                    11,387                10,856              12,121                 10,984
Jun                                 11,433                10,888              12,227                 10,984
                                    11,575                11,010              12,440                 11,019
                                    11,575                11,002              12,403                 11,053
                                    11,670                11,055              12,532                 11,081
                                    11,718                11,126              12,620                 11,094
                                    11,766                11,134              12,641                 11,087
Dec-97                              11,814                11,164              12,724                 11,101
                                    11,862                11,205              12,877                 11,122
                                    11,911                11,237              12,886                 11,143
                                    11,940                11,252              12,935                 11,164
                                    11,988                11,285              13,006                 11,184
                                    12,038                11,318              13,095                 11,204
Jun                                 12,087                11,351              13,163                 11,218
                                    12,137                11,385              13,215                 11,231
                                    12,236                11,465              13,328                 11,245
                                    12,385                11,591              13,602                 11,258
                                    12,436                11,625              13,578                 11,286
                                    12,436                11,611              13,642                 11,286
Dec-98                              12,436                11,597              13,687                 11,279
                                    12,487                11,631              13,788                 11,306
                                    12,436                11,570              13,668                 11,320
                                    12,538                11,652              13,795                 11,355
                                    12,589                11,686              13,861                 11,437
                                    12,538                11,625              13,775                 11,437
Jun                                 12,585                11,654              13,813                 11,437
                                    12,585                11,641              13,795                 11,472
                                    12,637                11,675              13,813                 11,499
                                    12,737                11,753              13,942                 11,554
                                    12,737                11,740              13,980                 11,575
                                    12,789                11,775              14,018                 11,582
Dec-99                              12,794                11,766              14,011                 11,582
                                    12,794                11,752              13,981                 11,609
                                    12,902                11,837              14,089                 11,678
                                    12,923                11,842              14,171                 11,774
                                    12,978                11,879              14,137                 11,781
                                    12,978                11,864              14,171                 11,788
Jun                                 13,114                11,975              14,390                 11,857
                                    13,224                12,061              14,510                 11,878
                                    13,334                12,147              14,662                 11,892
                                    13,427                12,225              14,817                 11,954
                                    13,484                12,260              14,832                 11,974
                                    13,651                12,399              14,994                 12,016
Dec-00                              13,847                12,564              15,216                 12,030

(1) Index total returns were calculated from 1/31/94 to 12/31/00. The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index includes all investment-grade corporate debt securities with maturities of one to five years. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers.

(2) Past performance is no guarantee of future results. The returns for the Fund assume reinvestment of all dividends/distributions.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00(2)(3)                             1 YEAR          5 YEAR        SINCE INCEPTION
                                                                                                           (January 12, 1994)
Fund (without annuity expenses)(4)(6)                                          8.23%           5.19%           4.79%
Fund (with annuity expenses)(5)(6)                                             6.73%           3.73%           3.33%
Fund (adjusted for the maximum surrender charge)(5)(7)                         0.69%           3.18%           3.04%
Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index(1)         8.60%           6.15%           6.26%

(3) The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the sub-account's first investment in the underlying Fund. The return information after that date reflects actual annual historical performance of the sub-account. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

(6)  Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7)  Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

outpacing most corporate bonds with similar maturities. Corporate bonds did not react as favorably to falling interest rates due to credit concerns and the perception of a weaker domestic economy. We continued to maintain a significant weighting in mortgage-backed bonds (21%) and asset-backed securities (21%) during the period. The high quality rating of these securities allowed them to perform very well during the period. Corporate holdings remain a core position of the Fund and could be poised for a period of strong relative performance if interest rate cuts enacted by the Federal Reserve provide both liquidity and stability to the overall economic picture.

The securities in the Fund have an average maturity of approximately 2.4 years, which reduces interest rate risk compared to longer-term holdings. The average rating of the Fund's bond holdings is AA, so the Fund continues to represent a high-quality investment option for the risk-averse fixed-income investor.(8)

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Overall, we managed the Fund in an effort to maximize liquidity of the issues while maintaining a competitive income stream by consolidating the number and size of positions in the portfolio. We focused on asset-backed bonds and higher-quality corporates that would generate higher returns and provide liquidity, if necessary. To reduce risk, generate yield, and maintain the Fund's short duration (a measure of price sensitivity to changes in interest rates), we balanced holdings of bonds with five-year maturities with some very short-term instruments. At the end of the period, the Fund had a 37% position in corporate securities, the largest of any market segment. The total Treasury- and agency-backed positions represented 13% and 5% of the Fund's assets, respectively.

The Fund continues to be focused in high-quality issues, but we were able to gain additional income by reducing AA rated positions in favor of some A rated positions.(8) We did this at a favorable time in early 2000 and were able to lock in strong yields while keeping overall risk levels constant.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We may attempt to lock in profits on some of our asset-backed securities in the coming period as corporate bond valuations begin to look more attractive. Corporate positions did not perform as well as other sectors of the fixed-income market during the summer and may be poised to benefit as the Fed begins to lower interest rates. We are optimistic about the long-term outlook for bond markets. Prospects for slower economic growth are quite positive, and weak long-term inflationary pressures should help keep interest rates generally trending lower.


                             SHORT TERM INCOME fund
                            portfolio composition(8)

                                   [PIE CHART]


A                                    15%
AA                                   10%
AAA                                  62%
BB                                    1%
BBB                                  12%


(8) Allocation percentages are based on total investment value of the portfolio as of 12/31/00. Bond ratings are of portfolio holdings and are provided by a combination of both Moody's and Standard & Poor's.


                                                              fixed-income funds

U.S. GOVERNMENT SECURITIES fund

PORTFOLIO MANAGER:
CRAIG SOSEY
WM ADVISORS, INC.

A fixed-income team led by Senior Portfolio Manager Craig Sosey, who joined WM Advisors, Inc. in 1998 and has over 15 years banking and financial analysis experience, manages the U.S. Government Securities Fund. Mr. Sosey has a BS in Finance from the University of the Pacific and an MBA from the University of California, Berkeley. He has extensive experience managing government and mortgage-backed securities.

PERFORMANCE REVIEW(4)

The U.S. GOVERNMENT SECURITIES FUND returned 9.73% for the 12-month period ended December 31, 2000. Short-term interest rates increased early in the period, but yields of intermediate-term government securities fell during the second half of the period. This contributed to the Fund's strong performance since bond prices move in the opposite direction of yields. Long-term results have been favorable, as the Fund has posted an average annual return of 6.02% for the past five years.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

A very strong domestic economy and the threat of upward pressures on prices caused the Federal Reserve to increase short-term interest rates throughout the first half of 2000. As economic growth began to slow later in the period, the bond market reacted, and yields began to fall in the intermediate-term area, with a significant drop in both five- and ten-year Treasuries. Rates on longer-term Treasuries decreased quite substantially, closing the period more than 100 basis points (or more than 1%) lower than 12 months ago. Mortgage-backed securities performed reasonably well during the period, outpacing results for corporate bonds. This created a positive environment for the Fund and

GROWTH OF A $10,000 INVESTMENT(2)(3)

                              [PERFORMANCE GRAPH]

                                    Fund                  Fund             Lehman Brothers
                              (without annuity        (with annuity        U.S. Government
                               expenses)(4)(6)       expenses)(5)(6)           Index(1)          Inflation(CPI)(1)
                              -----------------      ---------------      -----------------      -----------------

Inception 5/6/93                  10000                    10000
                                  10010                     9998                 10000                 10000
Jun                               10093                    10070                  9993                 10222
                                  10153                    10118                 10042                 10284
                                  10283                    10236                 10077                 10514
                                  10294                    10235                 10112                 10554
                                  10305                    10233                 10141                 10594
                                  10163                    10081                 10155                 10477
Dec-93                            10227                    10132                 10169                 10518
                                  10359                    10251                 10169                 10662
                                  10176                    10058                 10198                 10436
                                   9921                     9795                 10219                 10201
                                   9829                     9692                 10261                 10121
                                   9808                     9660                 10268                 10108
Jun                                9792                     9633                 10268                 10084
                                   9928                     9756                 10296                 10270
                                   9928                     9744                 10331                 10272
                                   9824                     9631                 10366                 10127
                                   9803                     9599                 10380                 10120
                                   9760                     9546                 10388                 10102
Dec-94                             9813                     9587                 10423                 10163
                                  10017                     9775                 10451                 10352
                                  10265                    10005                 10493                 10575
                                  10329                    10056                 10521                 10642
                                  10460                    10172                 10529                 10781
                                  10821                    10511                 10542                 11216
Jun                               10876                    10552                 10542                 11302
                                  10853                    10518                 10585                 11260
                                  10976                    10624                 10627                 11392
                                  11031                    10665                 10662                 11501
                                  11211                    10827                 10697                 11676
                                  11403                    10999                 10719                 11858
Dec-95                            11471                    11052                 10740                 12027
                                  11574                    11138                 10740                 12100
                                  11379                    10938                 10768                 11853
                                  11333                    10881                 10789                 11755
                                  11263                    10801                 10825                 11679
                                  11193                    10721                 10817                 11660
Jun                               11321                    10832                 10810                 11810
                                  11298                    10796                 10874                 11840
                                  11298                    10784                 10908                 11813
                                  11487                    10952                 10965                 12010
                                  11750                    11190                 11008                 12274
                                  11954                    11371                 11029                 12487
Dec-96                            11894                    11301                 11035                 12360
                                  11931                    11323                 11056                 12374
                                  11979                    11356                 11077                 12391
                                  11833                    11204                 11113                 12260
                                  11982                    11331                 11148                 12436
                                  12105                    11435                 11170                 12543
Jun                               12241                    11573                 11170                 12684
                                  12556                    11833                 11205                 13044
                                  12443                    11708                 11240                 12915
                                  12632                    11875                 11268                 13108
                                  12862                    12076                 11282                 13335
                                  12874                    12074                 11275                 13403
Dec-97                            13015                    12188                 11288                 13544
                                  13183                    12338                 11310                 13747
                                  13144                    12287                 11331                 13710
                                  13156                    12285                 11353                 13748
                                  13235                    12345                 11373                 13810
                                  13379                    12465                 11394                 13952
Jun                               13499                    12561                 11408                 14111
                                  13552                    12596                 11421                 14133
                                  13794                    12805                 11435                 14500
                                  13929                    12915                 11449                 14892
                                  13997                    12962                 11477                 14841
                                  13875                    12834                 11477                 14845
Dec-98                            13931                    12869                 11470                 14878
                                  13999                    12918                 11498                 14964
                                  13862                    12776                 11512                 14608
                                  13967                    12858                 11547                 14665
                                  14023                    12894                 11631                 14699
                                  13911                    12776                 11631                 14570
Jun                               13837                    12692                 11631                 14540
                                  13794                    12639                 11666                 14519
                                  13752                    12584                 11694                 14519
                                  13980                    12780                 11750                 14636
                                  14023                    12805                 11771                 14660
                                  14051                    12816                 11778                 14639
Dec-99                            13999                    12753                 11778                 14544
                                  13912                    12659                 11806                 14564
                                  14059                    12777                 11875                 14771
                                  14192                    12882                 11973                 15031
                                  14192                    12868                 11980                 14989
                                  14192                    12852                 11987                 14998
Jun                               14462                    13080                 12057                 15265
                                  14523                    13119                 12078                 15413
                                  14717                    13280                 12093                 15641
                                  14853                    13388                 12156                 15685
                                  14945                    13453                 12176                 15836
                                  15143                    13616                 12219                 16147
Dec-00                            15364                    13800                 16469                 12234


(1) Index total returns were calculated from 5/31/93 to 12/31/00. The Lehman Brothers U.S. Government Index represents all U.S. government agency and Treasury securities. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers.

(2) Past performance is no guarantee of future results. The returns for the Fund assume reinvestment of all dividends/distributions.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00(2)(3)             1 YEAR          5 YEAR       SINCE INCEPTION
                                                                                            (May 6, 1993)
Fund (without annuity expenses)(4)(6)                          9.73%           6.02%           5.77%
Fund (with annuity expenses)(5)(6)                             8.21%           4.54%           4.30%
Fund (adjusted for the maximum surrender charge)(5)(7)         2.18%           4.01%           4.24%
Lehman Brothers U.S. Government Index(1)                      13.23%           6.49%           6.80%

(3) The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the sub-account's first investment in the underlying Fund. The return information after that date reflects actual annual historical performance of the sub-account. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

(6)  Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7)  Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

contributed to its strong overall performance.

Within the fixed-income market, Treasury and mortgage-backed securities performed well, outpacing corporate bonds with similar maturities. Corporate bonds did not react as favorably to falling interest rates due to credit concerns and the perception of a weaker domestic economy. We continued to focus the majority of the Fund in mortgage-backed securities that we believe will outperform Treasuries over the long term. Within this area, GNMA securities were the strongest performers as both FNMA and FHLMC bonds experienced a brief period of underperformance. During the period, the implied guarantee and corresponding credit and leverage benefits of FNMA- and FHLMC-backed bonds came into question, and GNMA securities benefited. An October Congressional agreement ended the uncertainty, but GNMA securities experienced a period of strong relative performance. The reduction in the supply of Treasury bonds also impacted fixed-income performance during the period. With the government repurchasing bonds and not issuing new debt, Treasury issuance was down significantly relative to prior periods. This also drove additional investors into GNMA bonds, which are backed by the "full faith and credit" of the U.S. Government.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We maintained the Fund's exposure to GNMA securities (21%), which represented the best-performing segment of the mortgage market. We focused bond purchases on securities that are less susceptible to prepayment, in combination with seasoned bonds of various coupons. These bonds have been around for some time and are therefore less likely to prepay due to refinancing, which occurs as mortgage rates fall. Prepayments can be negative for mortgage-backed securities because the influx of cash must be reinvested at lower rates. Our focus on bonds with less prepayment risk should help with the Fund's total return over a long-term horizon. The securities in the Fund have an average maturity of approximately
5.4 years and a duration (measurement of the Fund's sensitivity to changes in interest rates) of 4 years, which reduces interest rate risk compared to long-term holdings. The average rating of the Fund's bond holdings is AAA equivalent, so the Fund continues to represent a high-quality investment option for the fixed-income investor.


                         U.S. GOVERNMENT SECURITIES fund
                            portfolio composition(8)


                                   [PIE CHART]


Agency Notes                       13%
U.S. Treasuries                     3%
Cash Equivalents                    2%
GNMA                               21%
FNMA                               21%
FHLMC/FGLMC                        20%
CMO                                20%


WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We are optimistic about the long-term outlook for bond markets. Prospects for slower economic growth are quite positive, and weak long-term inflationary pressures should help keep interest rates generally trending lower. A slow growth environment could affect the mortgage market, as lower rates could spur refinancing of higher coupon notes. Because of this outlook, we will continue to focus our purchases on bonds that we feel have a lower degree of prepayment risk with the potential for higher returns.

(8) Allocation percentages are based on total investment value of the portfolio as of 12/31/00.


                                                              fixed-income funds

INCOME FUND

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Income Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 15 years of asset management experience and has been with WM Advisors, Inc. for more than eight years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW(4)

THE INCOME FUND returned 10.45% for the 12-month period ended December 31, 2000. While interest rates fell throughout the second half of the period, corporate bonds performed very well, but slightly underperformed other areas of the fixed-income market in recent months. Long-term results have also been favorable, as the Fund has averaged 6.12% per year since its inception in 1993.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED DECEMBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

Interest rates generally rose during the first half of the reporting period, contributing to generally weak performance (bond prices move in the opposite direction of interest rates) in fixed-income markets. This trend reversed significantly in the second half, as rates fell in anticipation of a slowdown in domestic economic activity and fixed-income markets responded with positive performance. The effects of the interest rate increases enacted by the Federal Reserve early in the period seem to have taken hold and economic growth has slowed, especially in manufacturing and some areas of capital investment. Treasury rates fell much more dramatically than corporate bond yields, allowing most government

GROWTH OF A $10,000 INVESTMENT(2)(3)

[PERFORMANCE GRAPH]

                                    Fund                  Fund                                   Lehman Brothers
                              (without annuity        (with annuity                             Government/Credit
                               expenses)(4)(6)       expenses)(5)(6)      Inflation(CPI)(1)       Bond Index(1)
                              -----------------      ---------------      -----------------     -----------------
Inception 5/7/93                    10000                10000
                                     9950                 9938                10000                 10000
Jun                                 10224                10200                 9993                 10227
                                    10284                10249                10042                 10292
                                    10595                10546                10077                 10529
                                    10590                10529                10112                 10566
                                    10661                10587                10141                 10609
                                    10489                10404                10155                 10489
Dec-93                              10562                10464                10169                 10536
                                    10766                10654                10169                 10694
                                    10429                10308                10198                 10461
                                    10010                 9882                10219                 10204
                                     9844                 9707                10261                 10120
                                     9782                 9634                10268                 10101
Jun                                  9735                 9577                10268                 10078
                                     9999                 9825                10296                 10280
                                     9957                 9772                10331                 10284
                                     9735                 9544                10366                 10128
                                     9693                 9491                10380                 10117
                                     9693                 9480                10388                 10099
Dec-94                               9703                 9479                10423                 10166
                                     9917                 9677                10451                 10361
                                    10207                 9948                10493                 10601
                                    10271                 9999                10521                 10672
                                    10414                10127                10529                 10821
                                    11097                10779                10542                 11274
Jun                                 11141                10809                10542                 11364
                                    11006                10666                10585                 11320
                                    11275                10914                10627                 11465
                                    11432                11053                10662                 11582
                                    11671                11271                10697                 11752
                                    11887                11467                10719                 11946
Dec-95                              12138                11695                10740                 12122
                                    12126                11671                10740                 12197
                                    11686                11233                10768                 11938
                                    11559                11098                10789                 11838
                                    11417                10949                10825                 11756
                                    11394                10914                10817                 11736
Jun                                 11559                11059                10810                 11893
                                    11583                11069                10874                 11921
                                    11487                10965                10908                 11892
                                    11739                11192                10965                 12104
                                    12093                11516                11008                 12386
                                    12324                11724                11029                 12614
Dec-96                              12190                11582                11035                 12474
                                    12165                11545                11056                 12489
                                    12215                11579                11077                 12515
                                    12016                11377                11113                 12366
                                    12219                11556                11148                 12547
                                    12333                11650                11170                 12663
Jun                                 12522                11851                11170                 12815
                                    13063                12311                11205                 13207
                                    12830                12083                11240                 13060
                                    13075                12294                11268                 13265
                                    13324                12514                11282                 13477
                                    13402                12569                11275                 13548
Dec-97                              13573                12719                11288                 13690
                                    13746                12866                11310                 13883
                                    13706                12814                11331                 13856
                                    13746                12836                11353                 13899
                                    13800                12872                11373                 13968
                                    14003                13047                11394                 14118
Jun                                 14152                13170                11408                 14262
                                    14126                13129                11421                 14273
                                    14291                13268                11435                 14551
                                    14707                13636                11449                 14968
                                    14385                13321                11477                 14861
                                    14567                13475                11477                 14950
Dec-98                              14583                13472                11470                 14986
                                    14726                13588                11498                 15093
                                    14327                13204                11512                 14734
                                    14465                13314                11547                 14807
                                    14537                13366                11631                 14844
                                    14333                13163                11631                 14691
Jun                                 14213                13035                11631                 14646
                                    14183                12993                11666                 14605
                                    14153                12950                11694                 14593
                                    14295                13065                11750                 14724
                                    14355                13104                11771                 14763
                                    14311                13048                11778                 14754
Dec-99                              14269                12994                11778                 14664
                                    14223                12938                11806                 14659
                                    14361                13047                11875                 14843
                                    14588                13237                11973                 15056
                                    14480                13125                11980                 14983
                                    14404                13038                11987                 14969
Jun                                 14748                13335                12057                 15275
                                    14889                13447                12078                 15436
                                    15110                13630                12093                 15654
                                    15182                13690                12156                 15714
                                    15231                13716                12176                 15813
                                    15455                13901                12219                 16083
Dec-00                              15762                14163                12234                 16400


(1) Index total returns were calculated from 5/31/93 to 12/31/00. The Lehman Brothers Government/Credit Bond Index represents all government and corporate bonds. The index assumes reinvestment of all dividends/distributions and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers.

(2) Past performance is no guarantee of future results. The returns for the Fund assume reinvestment of all dividends/distributions.


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00(2)(3)             1 YEAR          5 YEAR       SINCE INCEPTION
                                                                                            (May 7, 1993)
Fund (without annuity expenses)(4)(6)                         10.45%           5.36%           6.12%
Fund (with annuity expenses)(5)(6)                             8.92%           3.90%           4.66%
Fund (adjusted for the maximum surrender charge)(5)(7)         2.88%           3.35%           4.59%
Lehman Brothers Government/Credit Bond Index(1)               11.84%           6.23%           6.74%


(3) The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Custodian had not allowed its fees to be reduced by credits.

(4) Excludes all annuity expenses (see footnote #5) charged by American General Life Insurance Company Separate Account D through which shares of the Fund are purchased.

(5) Total returns are based on the change in unit value and reflect mortality and expense risk charges and administrative expense charges of 1.4%. Returns do not account for income taxes due at withdrawal or for premium taxes. All of the return information shown prior to April 29, 1998 pre-dates the effective date of the sub-account's first investment in the underlying Fund. The return information after that date reflects actual annual historical performance of the sub-account. The above values relate only to the WM Strategic Asset Manager Contract. The total return for the WM Advantage Contract would have been lower due to higher expenses.

(6)  Excludes maximum Surrender Charge of 0-7% and $35 annual contract fee.

(7)  Includes maximum Surrender Charge of 0-7% and $35 annual contract fee.

bonds to outperform corporate bonds in recent months. In fact, the yield differential between Treasuries and corporate bonds is at its highest level since the Russian crisis in 1998 spurred a credit crunch in the fixed-income markets. The reasons for the wide gap in yields are twofold. First, with a slowing economy and large levels of outstanding debt, there are concerns about credit quality deterioration of corporate issuers. Second, there has been a significant reduction in the supply of Treasury bonds that has pushed yields down below those of corporate bonds.

With the exception of lower-rated securities, corporate bonds posted positive performance for the period. The high-yield market was most affected by the economic slowdown and uncertainty. Although we reduced the Fund's weighting in this area early in the period, we have recently been adding to the position. We feel that the market has already discounted the possible problems in the corporate area, and these bonds may be poised for a period of strong performance. Given the likelihood of reductions in interest rates as we move into 2001, the wide yield disparity between corporate and Treasury bonds could narrow, which would benefit the corporate sector. We have therefore recently added to the already large position in investment-grade corporate debt, which now represents over 55% of the Fund.(8)


WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We maintained the Fund's duration (a measurement of the sensitivity to changes in interest rates) at slightly longer than average levels. This benefited performance when interest rates dropped in recent months. Another positive factor for Fund performance was our reduction of corporate bonds in favor of Treasury securities. This provided strong results during the summer, but we have increased the corporate and high-yield areas recently. We also increased positions in agency-backed bonds earlier in the period and were able to capture some strong performance. The Fund began to add minor positions in deeply discounted convertible bonds in the fourth quarter. This proved to be a bit premature, as those positions underperformed through the end of the year.


                                   INCOME FUND
                            PORTFOLIO COMPOSITION(8)


                                  [PIE CHART]

Treasuries/Cash Equivalents                                 27%
Mortgage-Backed/CMOs                                        14%
Transportation                                              13%
Telecommunications                                          10%
Financial Services/Banks                                     7%
Other                                                        7%
Government Agency                                            5%
Defense                                                      5%
Oil/Gas Related                                              4%
Retail                                                       4%
Consumer                                                     2%
Information Technology                                       2%


WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Although there is a growing chance of an economic recession, the Federal Reserve has substantial room to lower interest rates to jump-start the economy. Combined with potentially lower taxes, this should limit the extent of the economic downturn. Other positive factors also exist in the economy. Banks are now more capitalized and should be able to avoid a severe credit crunch; also, the fiscal situation has strengthened, with surpluses allowing for more flexibility and responsiveness. We do have some concern over the amount of both business and consumer debt in the economy. This could not only lead to problems if the domestic picture worsens, but it also could exacerbate any credit problems in the financial markets.

Overall, we continue to anticipate a long-term downward trend in interest rates due to lower global inflation stemming from demographic forces, strong productivity growth, and growing global capacity and competition. This points to a very positive long-term environment for fixed-income assets.


(8) Allocation percentages are based on total investment value of the portfolio as of 12/31/00. Bond ratings are of portfolio holdings and are provided by a combination of both Moody's and Standard & Poor's.


                                                              FIXED-INCOME FUNDS

MONEY MARKET FUND

PORTFOLIO MANAGER: AUDREY QUAYE
WM ADVISORS, INC.

Audrey Quaye has eight years experience in investment management and analysis. Ms. Quaye is a Chartered Financial Analyst and a Certified Public Accountant. She also holds an MBA from the University of Southern California, and has been with WM Advisors, Inc. since 1996.


ECONOMIC OVERVIEW

As the period opened, the domestic economy continued to boom as consumer spending grew steadily. Because the labor market remained tight and the unemployment rate declined to historical lows, the Federal Reserve shifted to a tightening bias in an effort to quell inflationary pressures. The Fed raised short-term rates (Fed Funds rate) from 5.5% at the beginning of 2000 to 6.5% in May -- holding rates steady through the end of the period. Central banks around the globe followed suit, raising their interest rates in concert with the Federal Reserve in an effort to support their own currencies. Higher interest rates do seem to have taken their toll as a global slowdown began to take shape late in 2000. Interest rates fell significantly in the fourth quarter due to a slower economy and in anticipation of rate cuts by the Fed. The Federal Reserve has now shifted to an easing bias in its monetary policy. Accordingly, the Fed lowered its Fed Funds rate on two occasions in January 2001, from 6.5% to 5.5%.


ECONOMIC AND INTEREST RATE OUTLOOK

It is likely that the current economic slowdown will continue and result in the soft landing that the Federal Reserve seeks. We anticipate that the Fed will continue its accommodative bias and possibly lower rates again in 2001. We believe the market anticipates this risk, and we have therefore adopted a neutral stance in the management of the Fund.


PORTFOLIO STRATEGY

At the close of the period, net assets in the Fund totaled $18.2 million. During the period, we increased our holdings in floating rate notes, as yields were very attractive. We also generated some attractive yields with callable agency bonds, but we have now reduced the position as the economy has begun to slow and lower interest rates are on the horizon. Callable bonds and floating rate notes tend to do better in a stable or rising interest rate environment. The Funds weighted average maturity remains neutral compared to its peer group.


Note: Principal is not guaranteed or insured by the U.S. government, and yields will fluctuate depending on market conditions. There is no assurance the Fund will maintain a stable unit value.

                                                                      MONEY FUND

                      THIS PAGE LEFT INTENTIONALLY BLANK.

STATEMENTS of ASSETS and LIABILITIES
WM VARIABLE TRUST

DECEMBER 31, 2000


                                                  STRATEGIC    CONSERVATIVE                CONSERVATIVE    FLEXIBLE      EQUITY
                                                    GROWTH        GROWTH       BALANCED      BALANCED       INCOME       INCOME
                                                  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO       FUND
                                                 ------------  ------------  ------------  ------------  ------------ ------------
ASSETS:
Investments, at value
  (See portfolio of investments):
   Securities ................................   $ 98,011,376  $293,305,805  $304,868,491  $  8,653,285  $ 39,804,862 $ 45,278,103
   Repurchase Agreements .....................        500,000       972,000       608,000       117,000       383,000    1,310,000
                                                 ------------  ------------  ------------  ------------  ------------ ------------
    Total Investments (a) ....................     98,511,376   294,277,805   305,476,491     8,770,285    40,187,862   46,588,103
Cash and/or foreign currency (b) .............            903           104           292           180           850          589
Cash held as collateral for loaned
  securities (note 6) ........................             --            --            --            --            --    2,171,626
Dividends and/or interest receivable .........            237           462           289            56           882      152,855
Receivable for investment securities sold ....             --            --            --            --            --           --
Receivable for Fund shares sold ..............        244,980            --       327,470            --            --       65,460
Net unrealized appreciation of forward
   foreign currency contracts (See portfolio
   of investments) ...........................             --            --            --            --            --           --
Unamortized organization costs and/or
   offering costs ............................         11,650        11,650        11,650            --         3,163           --
Prepaid expenses .............................            560         2,163         2,285            81           322          535
                                                 ------------  ------------  ------------  ------------  ------------ ------------
  Total Assets ...............................     98,769,706   294,292,184   305,818,477     8,770,602    40,193,079   48,979,168
                                                 ------------  ------------  ------------  ------------  ------------ ------------
LIABILITIES:
Payable for investment securities purchased ..        300,000       672,000       308,000            --            --           --
Net unrealized depreciation of forward
   foreign currency contracts (See portfolio
   of investments) ...........................             --            --            --            --            --           --
Payable upon return of securities loaned
   (note 6) ..................................             --            --            --            --            --    2,171,626
Payable for Fund shares redeemed .............            615        76,375            --        25,160       125,016        5,894
Due to custodian .............................             --            --            --            --            --           --
Investment advisory fee payable ..............          8,113        24,363        25,399           735         3,341       23,715
Administration fee payable ...................         12,169        36,544        38,098         1,103         5,011        6,830
Accrued legal and audit fees .................          9,433        17,126        19,633         6,071         7,454       17,508
Custodian fee payable ........................          1,032         1,362         2,310           457           595        2,549
Accrued printing and postage fees ............          6,424        18,551        20,299           600         2,702        3,226
Accrued expenses and other payables ..........            911         3,530         5,355            95           420        3,599
                                                 ------------  ------------  ------------  ------------  ------------ ------------
  Total Liabilities ..........................        338,697       849,851       419,094        34,221       144,539    2,234,947
                                                 ------------  ------------  ------------  ------------  ------------ ------------

NET ASSETS ...................................   $ 98,431,009  $293,442,333  $305,399,383  $  8,736,381  $ 40,048,540 $ 46,744,221
                                                 ============  ============  ============  ============  ============ ============

(a) Investments, at cost .....................   $102,830,056  $307,411,845  $312,694,096  $  8,843,885  $ 40,215,841 $ 42,385,006
                                                 ============  ============  ============  ============  ============ ============
(b) Cash and/or foreign currency,
     at cost .................................   $        903  $        104  $        292  $        180  $        850 $        589
                                                 ============  ============  ============  ============  ============ ============


38
                       See Notes to Financial Statements.

      GROWTH &     GROWTH FUND                     MID CAP
       INCOME         OF THE         GROWTH         STOCK
        FUND        NORTHWEST         FUND           FUND
    ------------   ------------   ------------   ------------



    $303,842,635   $ 65,272,300   $304,839,111   $ 54,097,173
       5,889,000      5,610,000             --      3,912,000
    ------------   ------------   ------------   ------------
     309,731,635     70,882,300    304,839,111     58,009,173
             202            395         42,843            789

              --             --      4,408,380        992,000
         200,083         81,232         32,289         29,118
              --        426,094      3,798,457             --
         465,781         81,540        290,837         98,800


              --             --             --             --

              --             --             --             --
           6,077          1,174         16,368            480
    ------------   ------------   ------------   ------------
     310,403,778     71,472,735    313,428,285     59,130,360
    ------------   ------------   ------------   ------------

              --         85,842        423,181      1,356,331


             --             --      1,353,149             --

             --             --      4,408,380        992,000
        113,266          5,078        329,407             --
             --             --             --             --
        192,199         36,123        238,929         33,500
         46,156         10,403         48,824          8,040
         29,689         17,319         31,405         16,239
          4,239          4,020         13,506          1,525
         21,022          4,564         23,481          3,484
          5,701          2,426          6,558          2,117
   ------------   ------------   ------------   ------------
        412,272        165,775      6,876,820      2,413,236
   ------------   ------------   ------------   ------------
   $309,991,506   $ 71,306,960   $306,551,465   $ 56,717,124
   ============   ============   ============   ============
   $275,478,815   $ 69,633,883   $289,530,534   $ 50,023,682
   ============   ============   ============   ============

   $        202   $        395   $     42,843   $        789
   ============   ============   ============   ============


                                                    U.S.
    SMALL CAP     INTERNATIONAL   SHORT TERM     GOVERNMENT
      STOCK          GROWTH         INCOME       SECURITIES
       FUND           FUND           FUND           FUND
   ------------   ------------   ------------   ------------



   $ 81,688,099   $ 61,851,234   $ 42,009,787   $105,860,178
        162,000      4,718,000      1,178,000      2,151,000
   ------------   ------------   ------------   ------------
     81,850,099     66,569,234     43,187,787    108,011,178
             --             --             --            810

             --      1,484,750      5,625,300             --
         24,856        145,451        472,667        850,651
        873,111        227,397            843             --
         81,010         83,000             --        109,881


             --        593,848             --             --

             --             --             --             --
          2,193          1,712          1,074          2,053
   ------------   ------------   ------------   ------------
     82,831,269     69,105,392     49,287,671    108,974,573
   ------------   ------------   ------------   ------------

        303,854        141,980             --             --


             --             --             --             --

             --      1,484,750      5,625,300             --
        134,819         55,897        125,278         24,215
             45          4,450            470             --
         60,374        112,814         18,468         45,544
         12,561         10,249          6,648         16,396
         19,060         25,060         20,389         21,243
          4,263         23,032          2,634          3,506
          5,858          5,817          3,602          8,361
          2,316         13,929          5,800          7,472
   ------------   ------------   ------------   ------------
        543,150      1,877,978      5,808,589        126,737
   ------------   ------------   ------------   ------------
   $ 82,288,119   $ 67,227,414   $ 43,479,082   $108,847,836
   ============   ============   ============   ============
   $ 89,894,378   $ 63,991,326   $ 42,880,786   $105,974,000
   ============   ============   ============   ============

   $         --   $         --   $         --   $        810
   ============   ============   ============   ============


                         MONEY
          INCOME         MARKET
           FUND           FUND
      ------------   ------------



      $116,892,495   $ 17,582,421
         8,652,000        668,000
      ------------   ------------
       125,544,495     18,250,421
               652             --

        21,865,180             --
         1,943,152         47,943
                --             --
           170,751             --


                --             --

                --             --
             2,263            514
      ------------   ------------
       149,526,493     18,298,878
      ------------   ------------

                --             --


                --             --

        21,865,180             --
            45,235          4,592
                --             79
            53,250          6,435
            19,170          2,574
            22,161         16,337
             1,897          1,643
             8,539          1,186
             6,495          1,411
      ------------   ------------
        22,021,927         34,257
      ------------   ------------
      $127,504,566   $ 18,264,621
      ============   ============
      $123,181,388   $ 18,250,421
      ============   ============

      $        652   $         --
      ============   ============

   See Notes to Financial Statements.

WM VARIABLE TRUST

DECEMBER 31, 2000



                                                   STRATEGIC      CONSERVATIVE                      CONSERVATIVE       FLEXIBLE
                                                    GROWTH           GROWTH          BALANCED         BALANCED          INCOME
                                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                 -------------    -------------    -------------    -------------    -------------
NET ASSETS CONSIST OF:
Undistributed net investment income/
   (distributions in excess of net
   investment income) ........................   $   3,217,163    $  11,899,092    $   5,722,963         $--         $     278,446
Accumulated net realized gain/(loss)
   from security transactions, futures
   contracts, forward foreign currency
   contracts and foreign currency
   transactions...............................       2,569,409        8,363,820        8,120,112         (134,281)         336,120
Net unrealized appreciation/(depreciation) of
   securities, forward foreign currency
   contracts, foreign currency and other
   assets and liabilities ....................      (4,318,680)     (13,134,040)      (7,217,605)         (73,600)         (27,979)
Paid-in capital ..............................      96,963,117      286,313,461      298,773,913        8,944,262       39,461,953
                                                 -------------    -------------    -------------    -------------    -------------

      Total Net Assets .......................   $  98,431,009    $ 293,442,333    $ 305,399,383    $   8,736,381    $  40,048,540
                                                 =============    =============    =============    =============    =============

NET ASSET VALUE, offering and
   redemption price per share of beneficial
   interest outstanding ......................   $       18.61    $       16.46    $       14.50    $        9.90    $       11.90
                                                 =============    =============    =============    =============    =============
Number of Portfolio/Fund shares
   outstanding ...............................       5,288,888       17,833,013       21,058,798          882,892        3,365,981
                                                 =============    =============    =============    =============    =============



                                                    EQUITY
                                                    INCOME
                                                     FUND
                                                 -------------
NET ASSETS CONSIST OF:
Undistributed net investment income/
   (distributions in excess of net
   investment income) ........................   $     778,180
Accumulated net realized gain/(loss)
   from security transactions, futures
   contracts, forward foreign currency
   contracts and foreign currency
   transactions...............................         494,585
Net unrealized appreciation/(depreciation) of
   securities, forward foreign currency
   contracts, foreign currency and other
   assets and liabilities ....................       4,203,097
Paid-in capital ..............................      41,268,359
                                                 -------------

      Total Net Assets .......................   $  46,744,221
                                                 =============

NET ASSET VALUE, offering and
   redemption price per share of beneficial
   interest outstanding ......................   $       12.11
                                                 =============
Number of Portfolio/Fund shares
   outstanding ...............................       3,859,927
                                                 =============

                       See Notes to Financial Statements.

                                                    GROWTH &       GROWTH FUND                       MID CAP
                                                     INCOME          OF THE          GROWTH           STOCK
                                                      FUND          NORTHWEST         FUND            FUND
                                                  -------------   -------------   -------------   -------------
NET ASSETS CONSIST OF:
Undistributed net investment income/
   (distributions in excess of net
   investment income) ........................    $   1,055,973   $     396,767   $   3,434,293   $      39,487
Accumulated net realized gain/(loss)
   from security transactions, futures
   contracts, forward foreign currency
   contracts and foreign currency
   transactions...............................        6,651,393       1,206,211      29,429,784        (297,757)
Net unrealized appreciation/(depreciation) of
   securities, forward foreign currency
   contracts, foreign currency and other
   assets and liabilities ....................       34,252,820       1,248,417      13,955,428       7,985,491
Paid-in capital ..............................      268,031,320      68,455,565     259,731,960      48,989,903
                                                  -------------   -------------   -------------   -------------

      Total Net Assets .......................    $ 309,991,506   $  71,306,960   $ 306,551,465   $  56,717,124
                                                  =============   =============   =============   =============

NET ASSET VALUE, offering and
   redemption price per share of beneficial
   interest outstanding ......................    $       18.23   $       16.01   $       22.99   $       11.74
                                                  =============   =============   =============   =============
Number of Portfolio/Fund shares
   outstanding ...............................       17,002,225       4,453,045      13,335,809       4,830,631
                                                  =============   =============   =============   =============

                                                                                                        U.S.
                                                   SMALL CAP      INTERNATIONAL     SHORT TERM       GOVERNMENT
                                                     STOCK           GROWTH           INCOME         SECURITIES
                                                     FUND             FUND             FUND             FUND
                                                 -------------    -------------    -------------    -------------
NET ASSETS CONSIST OF:
Undistributed net investment income/
   (distributions in excess of net
   investment income) ........................   $          --    $    (182,551)   $      68,839    $      87,969
Accumulated net realized gain/(loss)
   from security transactions, futures
   contracts, forward foreign currency
   contracts and foreign currency
   transactions...............................      13,860,748        4,534,749         (718,190)      (1,062,691)
Net unrealized appreciation/(depreciation) of
   securities, forward foreign currency
   contracts, foreign currency and other
   assets and liabilities ....................      (8,044,279)       3,172,763          307,001        2,037,178
Paid-in capital ..............................      76,471,650       59,702,453       43,821,432      107,785,380
                                                 -------------    -------------    -------------    -------------

      Total Net Assets .......................   $  82,288,119    $  67,227,414    $  43,479,082    $ 108,847,836
                                                 =============    =============    =============    =============

NET ASSET VALUE, offering and
   redemption price per share of beneficial
   interest outstanding ......................   $       16.03    $       13.65    $        2.44    $        9.93
                                                 =============    =============    =============    =============
Number of Portfolio/Fund shares
   outstanding ...............................       5,133,082        4,925,539       17,842,425       10,966,706
                                                 =============    =============    =============    =============



                                                                      MONEY
                                                    INCOME           MARKET
                                                     FUND             FUND
                                                 -------------    -------------
NET ASSETS CONSIST OF:
Undistributed net investment income/
   (distributions in excess of net
   investment income) ........................   $     273,130    $      23,539
Accumulated net realized gain/(loss)
   from security transactions, futures
   contracts, forward foreign currency
   contracts and foreign currency
   transactions...............................      (2,873,994)            (892)
Net unrealized appreciation/(depreciation) of
   securities, forward foreign currency
   contracts, foreign currency and other
   assets and liabilities ....................       2,363,107               --
Paid-in capital ..............................     127,742,323       18,241,974
                                                 -------------    -------------

      Total Net Assets .......................   $ 127,504,566    $  18,264,621
                                                 =============    =============
NET ASSET VALUE, offering and
   redemption price per share of beneficial
   interest outstanding ......................   $        9.70    $        1.00
                                                 =============    =============
Number of Portfolio/Fund shares
   outstanding ...............................      13,142,774       18,258,250
                                                 =============    =============


                       See Notes to Financial Statements.
41

STATEMENTS of OPERATIONS
WM VARIABLE TRUST

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                     STRATEGIC      CONSERVATIVE                      CONSERVATIVE      FLEXIBLE
                                                      GROWTH           GROWTH          BALANCED         BALANCED         INCOME
                                                     PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                   -------------    -------------    -------------    -------------   -------------
INVESTMENT INCOME:
Dividends ........................................ $     669,897    $   4,372,066    $   7,361,331    $     409,583   $   1,712,150

Foreign withholding tax on dividend income .......            --               --               --               --              --
Interest .........................................        21,860           51,980           40,094            7,845          13,142
Security lending income ..........................            --               --               --               --           3,191
                                                   -------------    -------------    -------------    -------------   -------------
   Total investment income .......................       691,757        4,424,046        7,401,425          417,428       1,725,292
                                                   -------------    -------------    -------------    -------------   -------------
EXPENSES:
Investment advisory fee ..........................        71,260          235,673          243,346            7,787          33,456
Administration fee ...............................       106,889          353,509          365,019           11,681          50,184
Trustees' fees and expenses ......................         2,536            9,105            9,579              363           1,434
Legal and audit fees .............................        14,161           28,425           31,437            9,068          11,509
Custodian fees ...................................         3,762            3,580            4,510            2,007           2,115
Registration and filing fees .....................            11               33               34                1               5
Amortization of organization costs ...............         8,263            8,263            8,263               --           1,904
Printing and postage expenses ....................         7,616           22,469           23,879              592           2,968
Other ............................................         2,268            6,031           10,183            3,113           1,702
Fees waived by the investment advisor ............            --               --               --           (4,911)             --
                                                   -------------    -------------    -------------    -------------   -------------
   Total expenses ................................       216,766          667,088          696,250           29,701         105,277
Credits allowed by the custodian .................          (218)            (164)            (247)            (643)           (132)
                                                   -------------    -------------    -------------    -------------   -------------
   Net expenses ..................................       216,548          666,924          696,003           29,058         105,145
                                                   -------------    -------------    -------------    -------------   -------------
NET INVESTMENT INCOME/(LOSS) .....................       475,209        3,757,122        6,705,422          388,370       1,620,147
                                                   -------------    -------------    -------------    -------------   -------------
NET REALIZED AND UNREALIZED GAIN/
   (LOSS) ON INVESTMENTS:
Realized gain/(loss) from:
   Security transactions .........................       (75,430)         717,091        2,668,878         (125,864)         39,550
   Foward foreign currency contracts and
      foreign currency transactions ..............            --               --               --               --              --
   Capital gain distributions received ...........     5,466,506       15,860,109       11,290,106               --         588,334
                                                   -------------    -------------    -------------    -------------   -------------
   Net realized gain/(loss) on investment
      transactions ...............................     5,391,076       16,577,200       13,958,984         (125,864)        627,884
                                                   -------------    -------------    -------------    -------------   -------------
Change in unrealized appreciation/
   (depreciation) of:
   Securities ....................................   (11,302,077)     (30,468,846)     (21,820,568)         103,396        (313,296)
   Forward foreign currency contracts ............            --               --               --               --              --
   Foreign currency and other assets
      and liabilities ............................            --               --               --               --              --
                                                   -------------    -------------    -------------    -------------   -------------
   Net change in unrealized appreciation/
      (depreciation) of investment transactions...   (11,302,077)     (30,468,846)     (21,820,568)         103,396        (313,296)
                                                   -------------    -------------    -------------    -------------   -------------
Net realized and unrealized gain/(loss)
   on investments transactions ...................    (5,911,001)     (13,891,646)      (7,861,584)         (22,468)        314,588
                                                   -------------    -------------    -------------    -------------   -------------
NET INCREASE/(DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS .................................... $  (5,435,792)   $ (10,134,524)   $  (1,156,162)   $     365,902   $   1,934,735
                                                   =============    =============    =============    =============   =============

                                                            EQUITY
                                                            INCOME
                                                             FUND
                                                         -------------
INVESTMENT INCOME:
Dividends ..........................................     $     531,257
Foreign withholding tax on dividend income .........              (636)
Interest ...........................................           482,615
Security lending income ............................             3,191
                                                         -------------
   Total investment income .........................         1,016,427
                                                         -------------
EXPENSES:
Investment advisory fee ............................           147,835
Administration fee .................................            42,577
Trustees' fees and expenses ........................               647
Legal and audit fees ...............................            23,004
Custodian fees .....................................             8,080
Registration and filing fees .......................                 4
Amortization of organization costs .................                --
Printing and postage expenses ......................             3,202
Other ..............................................             9,422
Fees waived by the investment advisor ..............                --
                                                         -------------
   Total expenses ..................................           234,771
Credits allowed by the custodian ...................            (1,801)
                                                         -------------
   Net expenses ....................................           232,970
                                                         -------------

NET INVESTMENT INCOME/(LOSS) .......................          783,457
                                                         -------------
NET REALIZED AND UNREALIZED GAIN/
   (LOSS) ON INVESTMENTS:
Realized gain/(loss) from:
   Security transactions ...........................           513,621
   Foward foreign currency contracts and
      foreign currency transactions ................                --
   Capital gain distributions received .............                --
                                                        -------------
   Net realized gain/(loss) on investment
      transactions .................................           513,621
                                                         -------------
Change in unrealized appreciation/(depreciation) of:
   Securities ......................................         4,102,683
   Forward foreign currency contracts ..............                --
   Foreign currency and other assets
      and liabilities ..............................                --
                                                         -------------
   Net change in unrealized appreciation/
      (depreciation) of investment transactions ....         4,102,683
                                                         -------------
Net realized and unrealized gain/(loss)
   on investments transactions .....................         4,616,304
                                                         -------------
NET INCREASE/(DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS ......................................     $   5,399,761
                                                         =============

---------------
(a) The Mid Cap Stock Fund commenced operations on May 1, 2000.


                       See Notes to Financial Statements.
42

       GROWTH &        GROWTH FUND
        INCOME           OF THE           GROWTH
         FUND           NORTHWEST          FUND
     -------------    -------------    -------------

    $   2,994,653    $     535,779    $     871,719
          (11,432)              --          (12,575)
          685,911          321,248        2,865,396
            2,424           16,681           66,573
    -------------    -------------    -------------
        3,671,556          873,708        3,791,113
    -------------    -------------    -------------

        2,031,443          327,489        3,326,375
          483,799           94,317          680,426
           11,915            1,726           18,651
           38,907           25,241           45,400
           18,614           18,395           75,152
               37                8               49
               --               --               --
           20,713            5,727           22,083
           11,980            4,603           16,408
               --               --               --
    -------------    -------------    -------------
        2,617,408          477,506        4,184,544
           (3,907)          (1,050)          (9,787)
    -------------    -------------    -------------
        2,613,501          476,456        4,174,757
    -------------    -------------    -------------

        1,058,055          397,252         (383,644)
    -------------    -------------    -------------



        6,659,383        1,313,709       30,153,260

               --               --        4,760,015
               --               --               --
    -------------    -------------    -------------

        6,659,383        1,313,709       34,913,275
    -------------    -------------    -------------

          455,282       (2,170,498)    (119,083,245)
               --       (2,295,821)              --

               --               --             (667)
    -------------    -------------    -------------

          455,282       (2,170,498)    (121,379,733)
    -------------    -------------    -------------

        7,114,665         (856,789)     (86,466,458)
    -------------    -------------    -------------


    $   8,172,720    $    (459,537)   $ (86,850,102)
    =============    =============    =============

      MID CAP         SMALL CAP      INTERNATIONAL     SHORT TERM
       STOCK            STOCK           GROWTH           INCOME
     FUND (a)           FUND             FUND             FUND
   -------------    -------------    -------------    -------------

   $     229,608    $     273,418    $     845,958    $          --
              --               --          (86,966)              --
         103,643          110,202          246,290        2,942,784
           5,425           42,626            9,938            4,388
   -------------    -------------    -------------    -------------
         338,676          426,246        1,015,220        2,947,172
   -------------    -------------    -------------    -------------

         216,565          738,865          655,685          227,844
          51,976          153,818          128,263           82,024
             729            3,594            3,737            2,438
          19,874           25,699           26,239           25,443
           4,440           14,715           90,267            9,715
               5               12                9                6
              --               --               --               --
           3,847            6,509            4,393            2,596
           2,386            5,243           25,684           17,061
              --               --               --               --
   -------------    -------------    -------------    -------------
         299,822          948,455          934,277          367,127
            (633)            (875)            (135)            (391)
   -------------    -------------    -------------    -------------
         299,189          947,580          934,142          366,736
   -------------    -------------    -------------    -------------

          39,487         (521,334)          81,078        2,580,436
   -------------    -------------    -------------    -------------



        (297,757)      14,401,095        4,689,021          (79,361)

              --               --         (407,356)              --
              --               --               --               --
   -------------    -------------    -------------    -------------

        (297,757)      14,401,095        4,281,665          (79,361)
   -------------    -------------    -------------    -------------

       7,985,491      (28,105,174)     (21,033,948)         942,034
              --          842,714               --               --

              --               --            4,837               --
   -------------    -------------    -------------    -------------

       7,985,491      (28,105,174)     (20,186,397)         942,034
   -------------    -------------    -------------    -------------

      7,687,734      (13,704,079)     (15,904,732)         862,673
  -------------    -------------    -------------    -------------


  $   7,727,221    $ (14,225,413)   $ (15,823,654)   $   3,443,109
  =============    =============    =============    =============


       U.S.
    GOVERNMENT                           MONEY
    SECURITIES         INCOME           MARKET
       FUND             FUND             FUND
   -------------    -------------    -------------

   $          --    $          --    $          --
              --               --               --
       6,558,294        7,621,605        1,285,184
              --           14,850               --
   -------------    -------------    -------------
       6,558,294        7,636,455        1,285,184
   -------------    -------------    -------------

         461,247          505,225           91,345
         166,049          181,881           36,538
           4,263            4,091            1,156
          28,344           28,512           21,222
          12,027           11,559            6,084
              12               14                2
              --               --               --
           7,422            9,167            2,578
          18,593           16,074               --
              --               --           (4,466)
   -------------    -------------    -------------
         697,957          756,523          154,459
            (957)          (5,172)            (181)
   -------------    -------------    -------------
         697,000          751,351          154,278
   -------------    -------------    -------------
       5,861,294        6,885,104        1,130,906
   -------------    -------------    -------------



          71,290         (346,765)              --

              --               --               --
              --               --               --
   -------------    -------------    -------------

          71,290         (346,765)              --
   -------------    -------------    -------------

       2,965,159        4,370,369               --
              --               --               --

              --               --               --
   -------------    -------------    -------------

       2,965,159        4,370,369               --
   -------------    -------------    -------------

       3,036,449        4,023,604               --
   -------------    -------------    -------------


   $   8,897,743    $  10,908,708    $   1,130,906
   =============    =============    =============

            See Notes to Financial Statements.
                                                                              43

STATEMENTS of CHANGES in NET assets

WM VARIABLE TRUST

FOR THE YEAR ENDED DECEMBER 31, 2000

                                              STRATEGIC    CONSERVATIVE                   CONSERVATIVE    FLEXIBLE        EQUITY
                                               GROWTH         GROWTH          BALANCED       BALANCED      INCOME         INCOME
                                              PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO        FUND
                                           ------------   -------------   -------------   ------------  ------------   ------------
Net investment income/(loss) ............. $    475,209   $   3,757,122   $   6,705,422   $   388,370   $  1,620,147   $    783,457
Net realized gain/(loss) on security
   transactions, forward foreign currency
   contracts and foreign currency
   transactions during the year ..........      (75,430)        717,091       2,668,878      (125,864)        39,550        513,621
Capital gain distributions received ......    5,466,506      15,860,109      11,290,106            --        588,334             --
Net unrealized appreciation/(depreciation)
   of securities, forward foreign currency
   contracts, foreign currency contracts
   and other assets and liabilities
   during the year .......................  (11,302,077)    (30,468,846)    (21,820,568)      103,396       (313,296)     4,102,683
                                           ------------   -------------   -------------   -----------   ------------   ------------
Net increase/(decrease) in net assets
   resulting from operations .............   (5,435,792)    (10,134,524)     (1,156,162)      365,902      1,934,735      5,399,761
Distributions to shareholders from:
   Net investment income .................     (415,552)       (957,519)     (7,270,963)     (388,370)    (1,681,180)      (228,503)
   Net realized gains on investments .....     (578,804)     (2,114,274)     (1,259,444)         (272)      (156,364)            --
Net increase/(decrease) in net assets
   from Portfolio/Fund share transactions    69,361,411     150,858,405     144,558,649     1,553,434     14,105,787     29,776,282
                                           ------------   -------------   -------------   -----------   ------------   ------------
Net increase/(decrease) in net assets ....   62,931,263     137,652,088     134,872,080     1,530,694     14,202,978     34,947,540
NET ASSETS:
Beginning of year ........................   35,499,746     155,790,245     170,527,303     7,205,687     25,845,562     11,796,681
                                           ------------   -------------   -------------   -----------   ------------   ------------
End of year .............................. $ 98,431,009   $ 293,442,333   $ 305,399,383   $ 8,736,381   $ 40,048,540   $ 46,744,221
                                           ============   =============   =============   ===========   ============   ============
Undistributed net investment income/
   (distributions in excess of net
   investment income) at end of year ..... $  3,217,163   $  11,899,092   $   5,722,963   $        --   $    278,446   $    778,180
                                           ============   =============   =============   ===========   ============   ============


----------
* The Mid Cap Stock Fund commenced operations on May 1, 2000.



                       See Notes to Financial Statements.

    GROWTH &       GROWTH FUND                     MID CAP       SMALL CAP
     INCOME          OF THE         GROWTH          STOCK          STOCK
      FUND          NORTHWEST        FUND           FUND*          FUND
  -------------   ------------   -------------   ------------   ------------
  $   1,058,055   $    397,252   $    (383,644)  $     39,487   $   (521,334)



      6,659,383      1,313,709      34,913,275       (297,757)    14,401,095
             --             --              --             --             --




        455,282     (2,170,498)   (121,379,733)     7,985,491    (28,105,174)
  -------------   ------------   -------------   ------------   ------------

      8,172,720       (459,537)    (86,850,102)     7,727,221    (14,225,413)

       (512,957)            --        (230,774)            --             --
    (10,880,943)      (299,451)    (89,169,016)            --     (5,501,990)

    107,252,260     51,636,753     112,849,403     48,989,903     48,399,898
  -------------   ------------   -------------   ------------   ------------
    104,031,080     50,877,765     (63,400,489)    56,717,124     28,672,495

    205,960,426     20,429,195     369,951,954             --     53,615,624
  -------------   ------------   -------------   ------------   ------------
  $ 309,991,506   $ 71,306,960   $ 306,551,465   $ 56,717,124   $ 82,288,119
  =============   ============   =============   ============   ============


  $   1,055,973   $    396,767   $   3,434,293   $     39,487   $         --
  =============   ============   =============   ============   ============



                                    U.S.
  INTERNATIONAL   SHORT TERM     GOVERNMENT                        MONEY
     GROWTH          INCOME      SECURITIES         INCOME         MARKET
      FUND            FUND          FUND             FUND           FUND
  ------------   ------------   ------------    -------------   ------------
  $     81,078   $  2,580,436   $   5,861,294   $   6,885,104   $  1,130,906



     4,281,665        (79,361)         71,290        (346,765)            --
            --             --              --              --             --




   (20,186,397)       942,034       2,965,159       4,370,369             --
  ------------   ------------   -------------   -------------   ------------

   (15,823,654)     3,443,109       8,897,743      10,908,708      1,130,906

    (1,833,211)    (2,591,477)     (5,799,989)     (6,745,225)    (1,130,906)
      (625,248)            --              --              --             --

    (1,122,959)   (10,516,932)     25,735,462      67,785,283    (12,839,971)
  ------------   ------------   -------------   -------------   ------------
   (19,405,072)    (9,665,300)     28,833,216      71,948,766    (12,839,971)

    86,632,486     53,144,382      80,014,620      55,555,800     31,104,592
  ------------   ------------   -------------   -------------   ------------
  $ 67,227,414   $ 43,479,082   $ 108,847,836   $ 127,504,566   $ 18,264,621
  ============   ============   =============   =============   ============


  $   (182,551)  $     68,839   $      87,969   $     273,130   $     23,539
  ============   ============   =============   =============   ============


                       See Notes to Financial Statements.

WM VARIABLE TRUST

FOR THE YEAR ENDED DECEMBER 31, 1999


                                               STRATEGIC     CONSERVATIVE                  CONSERVATIVE   FLEXIBLE         EQUITY
                                                GROWTH         GROWTH         BALANCED       BALANCED      INCOME          INCOME
                                               PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO    PORTFOLIO         FUND
                                             ------------  --------------  -------------  ------------- ------------   ------------
Net investment income/(loss) ................$     49,513  $     333,820   $   1,298,399  $   252,811   $    542,556   $    230,614

Net realized gain/(loss) on security
   transactions, forward foreign currency
   contracts, foriegn currency transactions
   and futures contracts during the year ....     (27,187)     1,169,719         260,950       (7,082)        20,610        (25,419)
Capital gain distributions received .........     920,547      1,548,689       1,453,326           --        190,885             --
Net unrealized appreciation/(depreciation)
   of securities, forward foreign currency
   contracts, foreign currency, futures
   contracts and other assets and liabilities
   during the year ..........................   6,520,438     16,857,424      14,157,295     (168,546)       263,704         35,866
                                             ------------  -------------   -------------  -----------   ------------   ------------
Net increase/(decrease) in net assets
   resulting from operations ................   7,463,311     19,909,652      17,169,970       77,183      1,017,755        241,061
Distributions to shareholders from:
   Net investment income ....................    (124,989)      (284,451)     (1,625,500)    (271,227)      (559,028)       (18,789)
   Net realized gains on investments ........     (84,670)      (288,121)       (245,866)      (1,867)        (8,409)            --
   Distributions in excess of net realized
    gains on investments ....................          --             --              --         (178)            --             --
Net increase/(decrease) in net assets from
   Portfolio/Fund share transactions ........  23,296,301    126,380,641     144,067,136    6,572,632     24,287,883      8,988,459
                                             ------------  -------------   -------------  -----------   ------------   ------------
Net increase/(decrease) in net assets .......  30,549,953    145,717,721     159,365,740    6,376,543     24,738,201      9,210,731
NET ASSETS:
Beginning of year ...........................   4,949,793     10,072,524      11,161,563      829,144      1,107,361      2,585,950
                                             ------------  -------------   -------------  -----------   ------------   ------------
End of year .................................$ 35,499,746  $ 155,790,245   $ 170,527,303  $ 7,205,687   $ 25,845,562   $ 11,796,681
                                             ============  =============   =============  ===========   ============   ============
Undistributed net investment income/
   (accumulated net investment loss)
    at end of year ..........................$    413,286  $     955,549   $     581,220  $        --   $     67,323   $    229,543
                                             ============  =============   =============  ===========   ============   ============



                       See Notes to Financial Statements.


   GROWTH &      GROWTH FUND                     SMALL CAP    INTERNATIONAL    SHORT TERM
    INCOME          OF THE         GROWTH          STOCK         GROWTH          INCOME
     FUND         NORTHWEST         FUND           FUND           FUND            FUND
 -------------   ------------   -------------   ------------   ------------   ------------
 $     528,565   $     (1,480)  $  (1,816,874)  $   (280,422)  $    538,936   $  2,286,367




    10,887,284        201,317      89,776,539      6,206,614      7,014,385       (140,607)
            --             --              --             --             --             --




    14,845,356      3,166,715      85,078,552     15,296,154     20,981,849       (858,305)
 -------------   ------------   -------------   ------------   ------------   ------------

    26,261,205      3,366,552     173,038,217     21,222,346     28,535,170      1,287,455

      (305,700)          (259)             --             --        (42,338)    (2,187,980)
   (11,096,092)       (70,780)    (27,262,135)    (7,665,390)            --             --

            --             --              --             --             --             --

    65,806,451     14,820,322      61,208,584     (4,321,174)    (2,220,413)    16,645,610
 -------------   ------------   -------------   ------------   ------------   ------------
    80,665,864     18,115,835     206,984,666      9,235,782     26,272,419     15,745,085

   125,294,562      2,313,360     162,967,288     44,379,842     60,360,067     37,399,297
 -------------   ------------   -------------   ------------   ------------   ------------
 $ 205,960,426   $ 20,429,195   $ 369,951,954   $ 53,615,624   $ 86,632,486   $ 53,144,382
 =============   ============   =============   ============   ============   ============


 $     519,248   $      1,058   $    (711,304)  $         --   $  1,825,513   $    100,806
 =============   ============   =============   ============   ============   ============


      U.S.
  GOVERNMENT                      MONEY
  SECURITIES       INCOME         MARKET
     FUND           FUND           FUND
 ------------   ------------   ------------
 $  3,799,761   $  3,637,076   $  1,263,243




       23,015       (300,208)          (467)
           --             --             --




   (3,397,768)    (4,338,814)            --
 ------------   ------------   ------------

      425,008     (1,001,946)     1,262,776

   (3,755,167)    (3,615,253)    (1,263,243)
           --             --             --

           --             --             --

   41,430,385     10,519,241       (756,992)
 ------------   ------------   ------------
   38,100,226      5,902,042       (757,459)

   41,914,394     49,653,758     31,862,051
 ------------   ------------   ------------
 $ 80,014,620   $ 55,555,800   $ 31,104,592
 ============   ============   ============


 $    356,666   $     93,606   $     23,539
 ============   ============   ============





                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets-- CAPITAL stock ACTIVITY
WM VARIABLE TRUST


                                                STRATEGIC GROWTH PORTFOLIO                CONSERVATIVE GROWTH PORTFOLIO
                                             ----------------------------------        ----------------------------------
                                              YEAR ENDED            YEAR ENDED          YEAR ENDED           YEAR ENDED
                                               12/31/00              12/31/99            12/31/00              12/31/99
                                             -------------        -------------        -------------        -------------
AMOUNT
   Sold                                      $  70,845,608        $  23,328,566        $ 171,193,106        $ 129,402,449
   Issued as reinvestment of dividends             994,356              209,658            3,071,793              572,571
   Redeemed                                     (2,478,553)            (241,923)         (23,406,494)          (3,594,379)
                                             -------------        -------------        -------------        -------------
   Net increase                              $  69,361,411        $  23,296,301        $ 150,858,405        $ 126,380,641
                                             =============        =============        =============        =============

SHARES
   Sold                                          3,550,059            1,447,111            9,902,525            8,487,813
   Issued as reinvestment of dividends              49,892               13,329              178,282               40,294
   Redeemed                                       (122,874)             (16,413)          (1,356,349)            (222,707)
                                             -------------        -------------        -------------        -------------
   Net increase                                  3,477,077            1,444,027            8,724,458            8,305,400
                                             =============        =============        =============        =============


                                                                                                 GROWTH FUND
                                                    GROWTH & INCOME FUND                     OF THE NORTHWEST(c)
                                             ----------------------------------        ----------------------------------
                                              YEAR ENDED            YEAR ENDED          YEAR ENDED           YEAR ENDED
                                               12/31/00              12/31/99            12/31/00              12/31/99
                                             -------------        -------------        -------------        -------------
AMOUNT
   Sold                                      $ 121,775,083        $ 123,760,622        $  52,025,651        $  15,542,865
   Issued as reinvestment of dividends          11,393,900           11,401,792              299,451               71,039
   Redeemed                                    (25,916,723)         (69,355,963)            (688,349)            (793,582)
                                             -------------        -------------        -------------        -------------
   Net increase/(decrease)                   $ 107,252,260        $  65,806,451        $  51,636,753        $  14,820,322
                                             =============        =============        =============        =============

SHARES
   Sold                                          6,682,648            6,867,884            3,129,748            1,195,360
   Issued as reinvestment of dividends             631,941              650,787               17,793                5,837
   Redeemed                                     (1,398,998)          (3,815,714)             (43,423)             (63,683)
                                             -------------        -------------        -------------        -------------
   Net increase/(decrease)                       5,915,591            3,702,957            3,104,118            1,137,514
                                             =============        =============        =============        =============


                                                                                               U.S. GOVERNMENT
                                                 SHORT TERM INCOME FUND(f)                     SECURITIES FUND
                                             ----------------------------------        ----------------------------------
                                              YEAR ENDED            YEAR ENDED          YEAR ENDED           YEAR ENDED
                                               12/31/00              12/31/99            12/31/00              12/31/99
                                             -------------        -------------        -------------        -------------
AMOUNT
   Sold                                      $   2,951,403        $  36,013,392        $  37,163,860        $  67,362,181
   Issued as reinvestment of dividends           2,591,477            2,187,980            5,799,989            3,755,166
   Redeemed                                    (16,059,812)         (21,555,762)         (17,228,387)         (29,686,962)
                                             -------------        -------------        -------------        -------------
   Net increase/(decrease)                   $ (10,516,932)       $  16,645,610        $  25,735,462        $  41,430,385
                                             =============        =============        =============        =============
SHARES
   Sold                                          1,228,318           14,893,459            3,833,911            6,804,802
   Issued as reinvestment of dividends           1,081,181              911,275              598,183              385,283
   Redeemed                                     (6,691,122)          (8,895,716)          (1,783,104)          (3,019,225)
                                             -------------        -------------        -------------        -------------
   Net increase/(decrease)                      (4,381,623)           6,909,018            2,648,990            4,170,860
                                             =============        =============        =============        =============


----------

(a)  Formerly Income Portfolio.

(b)  Formerly Bond & Stock Fund.

(c)  Formerly Northwest Fund.

(d)  The Mid Cap Stock Fund commenced operations on May 1, 2000.

(e)  Formerly Emerging Growth Fund.

(f)  Formerly Short Term High Quality Bond Fund.



                       See Notes to Financial Statements.

                                        CONSERVATIVE
    BALANCED PORTFOLIO               BALANCED PORTFOLIO(a)        FLEXIBLE INCOME PORTFOLIO         EQUITY INCOME FUND(b)
-----------------------------   -----------------------------   -----------------------------   -----------------------------
 YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
  12/31/00         12/31/99        12/31/00        12/31/99       12/31/00        12/31/99         12/31/00        12/31/99
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$ 161,195,102   $ 143,889,800   $   3,643,078   $   6,855,590   $  16,313,142   $  24,304,488   $  32,359,000   $  10,566,110
    8,530,407       1,871,365         388,642         273,272       1,837,544         567,437         228,503          18,789
  (25,166,860)     (1,694,029)     (2,478,286)       (556,230)     (4,044,899)       (584,042)     (2,811,221)     (1,596,440)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$ 144,558,649   $ 144,067,136   $   1,553,434   $   6,572,632   $  14,105,787   $  24,287,883   $  29,776,282   $   8,988,459
=============   =============   =============   =============   =============   =============   =============   =============


   10,752,135      10,496,408         365,349         675,445       1,370,553       2,083,483       2,975,623       1,020,144
      569,335         137,471          39,143          27,313         154,550          48,630          21,598           1,791
   (1,691,106)       (120,120)       (249,235)        (54,730)       (338,548)        (49,956)       (260,532)       (150,602)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    9,630,364      10,513,759         155,257         648,028       1,186,555       2,082,157       2,736,689         871,333
=============   =============   =============   =============   =============   =============   =============   =============


                                   MID CAP
        GROWTH FUND             STOCK FUND(d)                     SMALL CAP STOCK FUND(e)         INTERNATIONAL GROWTH FUND
-----------------------------   --------------                  -----------------------------   -----------------------------
 YEAR ENDED       YEAR ENDED     PERIOD ENDED                    YEAR ENDED       YEAR ENDED     YEAR ENDED       YEAR ENDED
  12/31/00         12/31/99       12/31/00                        12/31/00         12/31/99       12/31/00        12/31/99
-------------   -------------   -------------                   -------------   -------------   -------------   -------------
$ 105,753,263   $ 120,364,521   $  49,634,534                   $  59,357,671   $   3,656,523   $  22,030,581   $  38,311,889
   89,399,790      27,262,135              --                       5,501,990       7,665,390       2,458,459          42,338
  (82,303,650)    (86,418,072)       (644,631)                    (16,459,763)    (15,643,087)    (25,611,999)    (40,574,640)
-------------   -------------   -------------                   -------------   -------------   -------------   -------------
$ 112,849,403   $  61,208,584   $  48,989,903                   $  48,399,898   $  (4,321,174)  $  (1,122,959)  $  (2,220,413)
=============   =============   =============                   =============   =============   =============   =============

    3,054,282       4,039,838       4,891,339                       2,863,888         259,465       1,405,635       2,654,883
    3,079,566       1,111,833              --                         274,825         676,557         150,181           3,350
   (2,397,980)     (2,841,490)        (60,708)                       (808,708)     (1,174,376)     (1,545,005)     (2,941,642)
-------------   -------------   -------------                   -------------   -------------   -------------   -------------
    3,735,868       2,310,181       4,830,631                       2,330,005        (238,354)         10,811        (283,409)
=============   =============   =============                   =============   =============   =============   =============

        INCOME FUND                      MONEY MARKET FUND
-----------------------------   -----------------------------
 YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED
  12/31/00        12/31/99         12/31/00       12/31/99
-------------   -------------   -------------   -------------
$  76,454,070   $  24,462,002   $  38,640,939   $  30,478,529
    6,745,225       3,615,253       1,126,527       1,257,887
  (15,414,012)    (17,558,014)    (52,607,437)    (32,493,408)
-------------   -------------   -------------   -------------
$  67,785,283   $  10,519,241   $ (12,839,971)  $    (756,992)
=============   =============   =============   =============
    8,115,707       2,533,035      38,640,939      30,478,529
      712,270         377,063       1,126,527       1,257,887
   (1,629,432)     (1,814,490)    (52,607,437)    (32,493,408)
-------------   -------------   -------------   -------------
    7,198,545       1,095,608     (12,839,971)       (756,992)
=============   =============   =============   =============



                       See Notes to Financial Statements.

FINANCIAL highlights
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

STRATEGIC GROWTH PORTFOLIO


                                                               YEAR             YEAR               YEAR               PERIOD
                                                               ENDED            ENDED              ENDED               ENDED
                                                             12/31/00          12/31/99           12/31/98          12/31/97(1)
                                                           -----------        -----------        -----------        -----------
 Net asset value, beginning of period .................    $     19.59        $     13.46        $     10.70        $     10.00
                                                           -----------        -----------        -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................           0.13(6)            0.05(6)            0.17(6)            0.10
 Net realized and unrealized gain/(loss)
     on investments ...................................          (0.84)              6.35               2.63               0.60(7)
                                                           -----------        -----------        -----------        -----------
 Total from investment operations .....................          (0.71)              6.40               2.80               0.70
                                                           -----------        -----------        -----------        -----------
LESS DISTRIBUTIONS:
 Dividends from net investment income .................          (0.11)             (0.16)             (0.03)                --
 Distributions from net realized gains ................          (0.16)             (0.11)             (0.01)                --
                                                           -----------        -----------        -----------        -----------
 Total distributions ..................................          (0.27)             (0.27)             (0.04)                --
                                                           -----------        -----------        -----------        -----------
 Net asset value, end of period .......................    $     18.61        $     19.59        $     13.46        $     10.70
                                                           ===========        ===========        ===========        ===========
 TOTAL RETURN(3) ......................................          (3.73)%            47.95%             26.19%              7.00%
                                                           ===========        ===========        ===========        ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) .................    $    98,431        $    35,500        $     4,949        $       591
 Ratio of operating expenses to average
     net assets(4)(5) .................................           0.30%              0.35%              0.35%              0.35%(8)
 Ratio of net investment income to average
     net assets .......................................           0.67%              0.35%              1.42%              0.51%(8)
 Portfolio turnover rate ..............................             12%                 7%                39%                11%
 Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and
     fees reduced by credits allowed by the
     custodian(5) .....................................           0.30%              0.43%              0.80%             15.54%(8)

CONSERVATIVE GROWTH PORTFOLIO

 Net asset value, beginning of period .................    $     17.10        $     12.54        $     10.49        $     10.00
                                                           -----------        -----------        -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................           0.27(6)            0.12(6)            0.20(6)            0.07
 Net realized and unrealized gain/(loss)
     on investments ...................................          (0.69)              4.76               1.89               0.42(7)
                                                           -----------        -----------        -----------        -----------
 Total from investment operations .....................          (0.42)              4.88               2.09               0.49
                                                           -----------        -----------        -----------        -----------
LESS DISTRIBUTIONS:
 Dividends from net investment income .................          (0.07)             (0.16)             (0.03)                --
 Distributions from net realized gains ................          (0.15)             (0.16)             (0.01)                --
                                                           -----------        -----------        -----------        -----------
 Total distributions ..................................          (0.22)             (0.32)             (0.04)                --
                                                           -----------        -----------        -----------        -----------
 Net asset value, end of period .......................    $     16.46        $     17.10        $     12.54        $     10.49
                                                           ===========        ===========        ===========        ===========
 TOTAL RETURN(3) ......................................          (2.49)%            39.36%             19.91%              4.90%
                                                           ===========        ===========        ===========        ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) .................    $   293,442        $   155,790        $    10,072        $     1,374
 Ratio of operating expenses to average
     net assets(4)(5) .................................           0.28%              0.35%              0.35%              0.35%(8)
 Ratio of net investment income to average
     net assets .......................................           1.59%              0.85%              1.79%              1.24%(8)
 Portfolio turnover rate ..............................             13%                12%                35%                42%
 Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and fees
     reduced by credits allowed by the custodian(5) ...           0.28%              0.36%              0.57%              6.67%(8)



                       See Notes to Financial Statements.

FINANCIAL highlights
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

BALANCED PORTFOLIO


                                                               YEAR             YEAR              PERIOD               PERIOD
                                                              ENDED             ENDED              ENDED               ENDED
                                                            12/31/00           12/31/99         12/31/98(13)      12/31/97(1)(13)
                                                           -----------        -----------       ------------      ---------------
 Net asset value, beginning of period .................    $     14.92        $     12.20        $     10.47        $     10.00
                                                           -----------        -----------        -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................           0.41(6)            0.34(6)            0.31(6)            0.13
 Net realized and unrealized gain/(loss)
     on investments ...................................          (0.32)              2.95               1.49               0.34(7)
                                                           -----------        -----------        -----------        -----------
 Total from investment operations .....................           0.09               3.29               1.80               0.47
                                                           -----------        -----------        -----------        -----------
LESS DISTRIBUTIONS:
 Dividends from net investment income .................          (0.43)             (0.48)             (0.07)                --
 Distributions from net realized gains ................          (0.08)             (0.09)                --                 --
                                                           -----------        -----------        -----------        -----------
 Total distributions ..................................          (0.51)             (0.57)             (0.07)                --
                                                           -----------        -----------        -----------        -----------
 Net asset value, end of period .......................    $     14.50        $     14.92        $     12.20        $     10.47
                                                           ===========        ===========        ===========        ===========
 TOTAL RETURN(3) ......................................           0.49%             27.71%             17.18%              4.70%
                                                           ===========        ===========        ===========        ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) .................    $   305,399        $   170,527        $    11,161        $     2,354
 Ratio of operating expenses to average
     net assets(4)(5) .................................           0.29%              0.35%              0.35%              0.35%(8)
 Ratio of net investment income to average
     net assets .......................................           2.76%              2.70%              2.79%              2.34%(8)
 Portfolio turnover rate ..............................             15%                13%                33%                15%
 Ratio of operating expenses to average
     net assets without fee waivers, expenses
     reimbursed and fees reduced by credits
     allowed by the custodian(5) ......................           0.29%              0.35%              0.54%              3.97%(8)

CONSERVATIVE BALANCED PORTFOLIO

 Net asset value, beginning of period .................    $      9.90        $     10.42        $     10.00        $     10.00
                                                           -----------        -----------        -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................           0.49(6)            0.71(6)            0.56(6)              --
 Net realized and unrealized loss on investments ......          (0.00)(9)          (0.52)             (0.14)                --
                                                           -----------        -----------        -----------        -----------
 Total from investment operations .....................           0.49               0.19               0.42                 --
                                                           -----------        -----------        -----------        -----------
LESS DISTRIBUTIONS:
 Dividends from net investment income .................          (0.49)             (0.70)                --                 --
 Distributions from net realized gains ................          (0.00)(9)          (0.01)                --                 --
 Distributions in excess of net realized gains ........             --              (0.00)(9)             --                 --
                                                           -----------        -----------        -----------        -----------
 Total distributions ..................................          (0.49)             (0.71)                --                 --
                                                           -----------        -----------        -----------        -----------
 Net asset value, end of period .......................    $      9.90        $      9.90        $     10.42        $     10.00(14)
                                                           ===========        ===========        ===========        ===========
 TOTAL RETURN(3) ......................................           5.03%              1.88%              4.23%              0.00%
                                                           ===========        ===========        ===========        ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) .................    $     8,736        $     7,206        $       829        $         0
 Ratio of operating expenses to average
     net assets(4)(5) .................................           0.37%              0.35%              0.35%(8)           0.35%(8)
 Ratio of net investment income to average
     net assets .......................................           4.99%              7.07%              7.39%(8)           0.00%(8)
 Portfolio turnover rate ..............................             67%                17%                61%                99%
 Ratio of operating expenses to average
     net assets without fee waivers,
     expenses reimbursed and fees reduced by
     credits allowed by the custodian(5) ..............           0.44%              0.59%              5.37%(8)       7,567.04%(8)


                       See Notes to Financial Statements.

FINANCIAL highlights
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

FLEXIBLE INCOME PORTFOLIO

                                                              YEAR               YEAR              PERIOD             PERIOD
                                                              ENDED              ENDED              ENDED              ENDED
                                                            12/31/00           12/31/99           12/31/98          12/31/97(2)
                                                           -----------        -----------       ------------      ---------------
 Net asset value, beginning of period .................    $     11.86        $     11.38        $     10.23        $     10.00
                                                           -----------        -----------        -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................           0.58(6)            0.58(6)            0.48(6)            0.04
 Net realized and unrealized gain on investments ......           0.10               0.41               0.69               0.19(7)
                                                           -----------        -----------        -----------        -----------
 Total from investment operations .....................           0.68               0.99               1.17               0.23
                                                           -----------        -----------        -----------        -----------
LESS DISTRIBUTIONS:
 Dividends from net investment income .................          (0.58)             (0.50)             (0.02)                --
 Distributions from net realized gains ................          (0.06)             (0.01)                --                 --
                                                           -----------        -----------        -----------        -----------
 Total distributions ..................................          (0.64)             (0.51)             (0.02)                --
                                                           -----------        -----------        -----------        -----------
 Net asset value, end of period .......................    $     11.90        $     11.86        $     11.38        $     10.23
                                                           ===========        ===========        ===========        ===========
 TOTAL RETURN(3) ......................................           5.79%              8.58%             11.75%              2.30%
                                                           ===========        ===========        ===========        ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) .................    $    40,049        $    25,846        $     1,107        $       100
 Ratio of operating expenses to average
     net assets(4)(5) .................................           0.31%              0.35%              0.35%              0.34%(8)
 Ratio of net investment income to average
     net assets .......................................           4.84%              5.09%              4.90%              7.04%(8)
 Portfolio turnover rate ..............................             14%                 4%                78%                 5%
 Ratio of operating expenses to average
     net assets without fee waivers,
     expenses reimbursed and fees reduced
     by credits allowed by the custodian(5) ...........           0.31%              0.41%              1.51%            116.19%(8)


                       See Notes to Financial Statements.

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

EQUITY INCOME FUND


                                                   YEAR              YEAR             YEAR            YEAR            YEAR
                                                   ENDED             ENDED            ENDED           ENDED           ENDED
                                                 12/31/00          12/31/99        12/31/98(10)      12/31/97       12/31/96
                                               ------------      ------------      ------------    ------------   ------------
 Net asset value, beginning of period .......  $      10.50      $      10.27      $      10.00             N/A            N/A
                                               ------------      ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ......................          0.36(6)           0.33(6)           0.16(6)          N/A            N/A
 Net realized and unrealized gain/(loss)
     on investments .........................          1.42             (0.07)(7)          0.14             N/A            N/A
                                               ------------      ------------      ------------
 Total from investment operations ...........          1.78              0.26              0.30             N/A            N/A
                                               ------------      ------------      ------------
LESS DISTRIBUTIONS:
 Dividends from net investment income .......         (0.17)            (0.03)            (0.03)            N/A            N/A
                                               ------------      ------------      ------------
 Total distributions ........................         (0.17)            (0.03)            (0.03)            N/A            N/A
                                               ------------      ------------      ------------
 Net asset value, end of period .............  $      12.11      $      10.50      $      10.27             N/A            N/A
                                               ============      ============      ============
 TOTAL RETURN(3) ............................         17.19%             2.49%             3.02%            N/A            N/A
                                               ============      ============      ============
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) .......  $     46,744      $     11,797      $      2,586             N/A            N/A
 Ratio of operating expenses to average
     net assets(4) ..........................          0.98%             1.17%             1.50%(8)         N/A            N/A
 Ratio of net investment income
     to average net assets ..................          3.31%             3.22%             2.26%(8)         N/A            N/A
 Portfolio turnover rate ....................            40%               25%               28%            N/A            N/A
 Ratio of operating expenses to average
     net assets without fee waivers
     and fees reduced by credits
     allowed by the custodian ...............          0.99%             1.19%             2.49%(8)         N/A            N/A

GROWTH & INCOME FUND

 Net asset value, beginning of period .......  $      18.58      $      16.97      $      16.92    $      14.29   $      12.83
                                               ------------      ------------      ------------    ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ......................          0.07(6)           0.06(6)           0.06            0.06           0.12(6)
 Net realized and unrealized gain on
     investments ............................          0.37              2.93              2.97            3.90           2.54
                                               ------------      ------------      ------------    ------------   ------------
 Total from investment operations ...........          0.44              2.99              3.03            3.96           2.66
                                               ------------      ------------      ------------    ------------   ------------
LESS DISTRIBUTIONS:
 Dividends from net investment income .......         (0.04)            (0.04)            (0.09)          (0.10)         (0.12)
 Distributions from net realized gains ......         (0.75)            (1.34)            (2.89)          (1.23)         (1.08)
                                               ------------      ------------      ------------    ------------   ------------
 Total distributions ........................         (0.79)            (1.38)            (2.98)          (1.33)         (1.20)
                                               ------------      ------------      ------------    ------------   ------------
 Net asset value, end of period .............  $      18.23      $      18.58      $      16.97    $      16.92   $      14.29
                                               ============      ============      ============    ============   ============
 TOTAL RETURN(3) ............................          2.36%            18.11%            18.98%          28.50%         21.81%
                                               ============      ============      ============    ============   ============

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) .......  $    309,992      $    205,960      $    125,295    $    101,794   $     62,445
 Ratio of operating expenses to average
     net assets(4) ..........................          0.97%             1.05%             1.06%           1.08%          1.13%
 Ratio of net investment income to
     average net assets .....................          0.39%             0.34%             0.37%           0.55%          0.93%
 Portfolio turnover rate ....................            31%               38%               78%            109%            83%
 Ratio of operating expenses to average
     net assets without fee waivers,
     and/or fees reduced by credits
     allowed by the custodian ...............          0.97%             1.05%             1.06%           1.08%          1.13%


                       See Notes to Financial Statements.

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

GROWTH FUND OF THE NORTHWEST

                                                   YEAR              YEAR             YEAR            YEAR            YEAR
                                                   ENDED             ENDED            ENDED           ENDED           ENDED
                                               12/31/00(11)         12/31/99       12/31/98(10)      12/31/97       12/31/96
                                               ------------      ------------      ------------    ------------   ------------
 Net asset value, beginning of period .......  $      15.14      $      10.94      $      10.00             N/A            N/A
                                               ------------      ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss) ...............          0.13(6)          (0.00)(9)          0.00(9)          N/A            N/A
 Net realized and unrealized gain on
     investments ............................          0.84              4.37              0.94             N/A            N/A
                                               ------------      ------------      ------------
 Total from investment operations ...........          0.97              4.37              0.94             N/A            N/A
                                               ------------      ------------      ------------
LESS DISTRIBUTIONS:
 Dividends from net investment income .......            --             (0.00)(9)            --             N/A            N/A
 Distributions from net realized gains ......         (0.10)            (0.17)               --             N/A            N/A
                                               ------------      ------------      ------------
 Total distributions ........................         (0.10)            (0.17)               --             N/A            N/A
                                               ------------      ------------      ------------
 Net asset value, end of period .............  $      16.01      $      15.14      $      10.94             N/A            N/A
                                               ============      ============      ============
 TOTAL RETURN (3) ...........................          6.30%            40.37%             9.40%            N/A            N/A
                                               ============      ============      ============

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) .......  $     71,307      $     20,429      $      2,313             N/A            N/A
 Ratio of operating expenses to average
     net assets (4) .........................          0.91%             1.27%             1.50%(8)         N/A            N/A
 Ratio of net investment income/(loss)
     to average net assets ..................          0.76%            (0.02)%            0.03%(8)         N/A            N/A
 Portfolio turnover rate ....................            33%               36%               28%            N/A            N/A
 Ratio of operating expenses to average
     net assets without fee waivers and
     fees reduced by credits allowed
     by the custodian .......................          0.91%             1.28%             2.76%(8)         N/A            N/A

GROWTH FUND

 Net asset value, beginning of period .......  $      38.54      $      22.36      $      15.41    $      16.01   $      15.72
                                               ------------      ------------      ------------    ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss) ...............         (0.03)(6)         (0.19)            (0.09)           0.07           0.00(6)(9)
 Net realized and unrealized gain/(loss)
     on investments .........................         (6.61)            19.89              8.81            1.60           2.42
                                               ------------      ------------      ------------    ------------   ------------
 Total from investment operations ...........         (6.64)            19.70              8.72            1.67           2.42
                                               ------------      ------------      ------------    ------------   ------------
LESS DISTRIBUTIONS:
 Dividends from net investment income .......         (0.02)               --             (0.07)          (0.02)            --
 Distributions from net realized gains ......         (8.89)            (3.52)            (1.70)          (2.25)         (2.13)
                                               ------------      ------------      ------------    ------------   ------------
 Total distributions ........................         (8.91)            (3.52)            (1.77)          (2.27)         (2.13)
                                               ------------      ------------      ------------    ------------   ------------
 Net asset value, end of period .............  $      22.99      $      38.54      $      22.36    $      15.41   $      16.01
                                               ============      ============      ============    ============   ============
 TOTAL RETURN (3) ...........................        (22.04)%           97.09%            59.04%          11.24%         16.15%
                                               ============      ============      ============    ============   ============

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's) .......  $    306,551      $    369,952      $    162,967    $    121,766   $    116,064
 Ratio of operating expenses to average
     net assets (4) .........................          1.10%             1.15%             1.16%           1.18%          1.22%
 Ratio of net investment income/(loss)
     to average net assets ..................         (0.10)%           (0.78)%           (0.55)%          0.07%          0.01%
 Portfolio turnover rate ....................            83%              129%              112%            158%           169%
 Ratio of operating expenses to average
     net assets without fee waivers,
     expenses reimbursed and/or fees
     reduced by credits allowed by the
     custodian ..............................          1.11%             1.15%             1.17%           1.19%          1.22%



                       See Notes to Financial Statements.

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

MID CAP STOCK FUND


                                                   YEAR              YEAR              YEAR            YEAR          YEAR
                                                   ENDED             ENDED             ENDED           ENDED         ENDED
                                               12/31/00(11)         12/31/99         12/31/98        12/31/97       12/31/96
                                               ------------      ------------      ------------    ------------   ------------
 Net asset value, beginning of period .......  $      10.00               N/A               N/A             N/A            N/A
                                               ------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ......................          0.01(6)            N/A               N/A             N/A            N/A
 Net realized and unrealized gain on
     investments ............................          1.73               N/A               N/A             N/A            N/A
                                               ------------
 Total from investment operations ...........          1.74               N/A               N/A             N/A            N/A
                                               ------------
LESS DISTRIBUTIONS:
 Dividends from net investment income .......            --               N/A               N/A             N/A            N/A
 Distributions from net realized gains ......            --               N/A               N/A             N/A            N/A
                                               ------------
 Total distributions ........................            --               N/A               N/A             N/A            N/A
                                               ------------
 Net asset value, end of period .............  $      11.74               N/A               N/A             N/A            N/A
                                               ============
 TOTAL RETURN(3) ............................         17.40%              N/A               N/A             N/A            N/A
                                               ============


RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
 Net asset value, end of period
     (in 000's) .............................  $     56,717               N/A               N/A             N/A            N/A
 Ratio of operating expenses to
     average net assets (4) .................          1.04%(8)           N/A               N/A             N/A            N/A
 Ratio of net investment income to
     average net assets .....................          0.14%(8)           N/A               N/A             N/A            N/A
 Portfolio turnover rate ....................            13%              N/A               N/A             N/A            N/A
 Ratio of operating expenses to
     average net assets without fees
     reduced by credits allowed by
     the custodian ..........................          1.04%(8)           N/A               N/A             N/A            N/A

SMALL CAP STOCK FUND

 Net asset value, beginning of period .......  $      19.13      $      14.59      $      15.63    $      14.70   $      13.74
                                               ------------      ------------      ------------    ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss ........................         (0.10)            (0.10)(6)         (0.07)          (0.03)         (0.12)(6)
 Net realized and unrealized
     gain/(loss) on investments .............         (1.65)             8.07              1.21            1.80           1.52
                                               ------------      ------------      ------------    ------------   ------------
 Total from investment operations ...........         (1.75)             7.97              1.14            1.77           1.40
                                               ------------      ------------      ------------    ------------   ------------
LESS DISTRIBUTIONS:
 Dividends from net investment income .......            --                --                --              --             --
 Distributions from net realized gains ......         (1.35)            (3.43)            (2.18)          (0.84)         (0.44)
                                               ------------      ------------      ------------    ------------   ------------
 Total distributions ........................         (1.35)            (3.43)            (2.18)          (0.84)         (0.44)
                                               ------------      ------------      ------------    ------------   ------------
 Net asset value, end of period .............  $      16.03      $      19.13      $      14.59    $      15.63   $      14.70
                                               ============      ============      ============    ============   ============
 TOTAL RETURN(3) ............................        (10.58)%           71.09%             8.09%          12.59%         10.04%
                                               ============      ============      ============    ============   ============

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
 Net asset value, end of period
     (in 000's) .............................  $     82,288      $     53,616      $     44,380    $     45,362   $     55,887
 Ratio of operating expenses to
     average net assets (4) .................          1.11%             1.19%             1.19%           1.20%          1.20%
 Ratio of net investment loss to
     average net assets .....................         (0.61)%           (0.75)%           (0.48)%         (0.58)%        (0.82)%
 Portfolio turnover rate ....................            49%               52%              108%            116%            97%
 Ratio of operating expenses to
     average net assets without fee
     waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian ...............          1.11%             1.19%             1.20%           1.21%          1.21%


                       See Notes to Financial Statements.

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

INTERNATIONAL GROWTH FUND

                                                   YEAR              YEAR              YEAR            YEAR          YEAR
                                                   ENDED             ENDED             ENDED           ENDED         ENDED
                                                 12/31/00          12/31/99          12/31/98        12/31/97       12/31/96
                                               ------------      ------------      ------------    ------------   ------------
 Net asset value, beginning of year .........  $      17.63      $      11.61      $      12.26    $      13.02   $      12.11
                                               ------------      ------------      ------------    ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ......................          0.02(6)           0.12              0.07(6)         0.71           0.07(6)
 Net realized and unrealized
     gain/(loss) on investments .............         (3.42)             5.91              0.64           (0.97)          1.01
                                               ------------      ------------      ------------    ------------   ------------
 Total from investment operations ...........         (3.40)             6.03              0.71           (0.26)          1.08
                                               ------------      ------------      ------------    ------------   ------------
LESS DISTRIBUTIONS:
 Dividends from net investment income .......         (0.43)            (0.01)            (0.72)          (0.26)         (0.17)
 Distributions from net realized gains ......         (0.15)               --             (0.64)          (0.24)            --
                                               ------------      ------------      ------------    ------------   ------------
 Total distributions ........................         (0.58)            (0.01)            (1.36)          (0.50)         (0.17)
                                               ------------      ------------      ------------    ------------   ------------
 Net asset value, end of year ...............  $      13.65      $      17.63      $      11.61    $      12.26   $      13.02
                                               ============      ============      ============    ============   ============
 TOTAL RETURN(3) ............................        (19.84)%           51.96%             5.20%          (2.64)%         9.04%
                                               ============      ============      ============    ============   ============

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's) .........  $     67,227      $     86,632      $     60,360    $     49,636   $     62,355
 Ratio of operating expenses to
     average net assets (4) .................          1.31%             1.39%             1.36%           1.35%          1.39%
 Ratio of net investment income to
     average net assets .....................          0.11%             0.87%             0.61%           0.52%          0.56%
 Portfolio turnover rate ....................            40%              161%              118%             84%            98%
 Ratio of operating expenses to
     average net assets without
     fee waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian ...............          1.31%             1.40%             1.48%           1.36%          1.39%

SHORT TERM INCOME FUND

 Net asset value, beginning of year .........  $       2.39      $       2.44      $       2.43    $       2.43   $       2.49
                                               ------------      ------------      ------------    ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ......................          0.14              0.12              0.12            0.14           0.15
 Net realized and unrealized
     gain/(loss) on investments .............          0.05             (0.05)             0.01            0.00(9)       (0.06)
                                               ------------      ------------      ------------    ------------   ------------
 Total from investment operations ...........          0.19              0.07              0.13            0.14           0.09
                                               ------------      ------------      ------------    ------------   ------------
LESS DISTRIBUTIONS:
 Dividends from net investment income .......         (0.14)            (0.12)            (0.12)          (0.14)         (0.15)
                                               ------------      ------------      ------------    ------------   ------------
 Total distributions ........................         (0.14)            (0.12)            (0.12)          (0.14)         (0.15)
                                               ------------      ------------      ------------    ------------   ------------
 Net asset value, end of year ...............  $       2.44      $       2.39      $       2.44    $       2.43   $       2.43
                                               ============      ============      ============    ============   ============
 TOTAL RETURN(3) ............................          8.23%             2.89%             5.28%           5.90%          3.74%
                                               ============      ============      ============    ============   ============

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's) .........  $     43,479      $     53,144      $     37,399    $     11,944   $     12,402
 Ratio of operating expenses to
     average net assets (4) .................          0.80%             0.80%             0.85%           1.00%          0.98%
 Ratio of net investment income to
     average net assets .....................          5.66%             5.26%             5.45%           6.04%          6.08%
 Portfolio turnover rate ....................            17%               42%               27%             43%           125%
 Ratio of operating expenses to
     average net assets without fee
     waivers and/or fees reduced by
     credits allowed by the custodian .......          0.81%             0.81%             0.89%           1.03%          1.06%


                       See Notes to Financial Statements.

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

U.S. GOVERNMENT SECURITIES FUND


                                                   YEAR              YEAR              YEAR            YEAR          YEAR
                                                   ENDED             ENDED             ENDED           ENDED         ENDED
                                                 12/31/00          12/31/99          12/31/98        12/31/97       12/31/96
                                               ------------      ------------      ------------    ------------   ------------
 Net asset value, beginning of year .........  $       9.62      $      10.11      $      10.04    $       9.77   $      10.00
                                               ------------      ------------      ------------    ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ......................          0.62(6)           0.54              0.63            0.63           0.58
 Net realized and unrealized
     gain/(loss) on investments .............          0.29             (0.49)             0.06            0.26          (0.23)
                                               ------------      ------------      ------------    ------------   ------------
 Total from investment operations ...........          0.91              0.05              0.69            0.89           0.35
                                               ------------      ------------      ------------    ------------   ------------
LESS DISTRIBUTIONS:
 Dividends from net investment income .......         (0.60)            (0.54)            (0.62)          (0.62)         (0.58)
                                               ------------      ------------      ------------    ------------   ------------
 Total distributions ........................         (0.60)            (0.54)            (0.62)          (0.62)         (0.58)
                                               ------------      ------------      ------------    ------------   ------------
 Net asset value, end of year ...............  $       9.93      $       9.62      $      10.11    $      10.04   $       9.77
                                               ============      ============      ============    ============   ============
 TOTAL RETURN(3) ............................          9.73%             0.51%             7.03%           9.42%          3.69%
                                               ============      ============      ============    ============   ============

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's) .........  $    108,848      $     80,015      $     41,914    $     61,656   $     66,563
 Ratio of operating expenses to
     average net assets (4) .................          0.76%             0.83%             0.89%           0.90%          0.94%
 Ratio of net investment income to
     average net assets .....................          6.35%             6.02%             5.85%           6.28%          6.18%
 Portfolio turnover rate ....................            10%               15%               22%            194%           282%
 Ratio of operating expenses to
     average net assets without fee
     waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian ...............          0.76%             0.83%             1.03%           0.91%          0.94%
 Ratio of operating expenses to
     average net assets including
     interest expense .......................            --                --              1.02%           1.54%          1.08%

INCOME FUND

 Net asset value, beginning of year .........  $       9.35      $      10.24      $      10.19    $       9.82   $      10.48
                                               ------------      ------------      ------------    ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ......................          0.65(6)           0.67              0.70            0.70           0.68
 Net realized and unrealized
     gain/(loss) on investments .............          0.30             (0.89)             0.04            0.37          (0.66)
                                               ------------      ------------      ------------    ------------   ------------
 Total from investment operations ...........          0.95             (0.22)             0.74            1.07           0.02
                                               ------------      ------------      ------------    ------------   ------------
LESS DISTRIBUTIONS:
 Dividends from net investment income .......         (0.60)            (0.67)            (0.69)          (0.70)         (0.68)
                                               ------------      ------------      ------------    ------------   ------------
 Total distributions ........................         (0.60)            (0.67)            (0.69)          (0.70)         (0.68)
                                               ------------      ------------      ------------    ------------   ------------
 Net asset value, end of year ...............  $       9.70      $       9.35      $      10.24    $      10.19   $       9.82
                                               ============      ============      ============    ============   ============
 TOTAL RETURN(3) ............................         10.45%            (2.16)%            7.45%          11.35%          0.43%
                                               ============      ============      ============    ============   ============

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's) .........  $    127,505      $     55,556      $     49,654    $     51,670   $     59,883
 Ratio of operating expenses to
     average net assets (4) .................          0.74%             0.85%             0.96%           0.96%          0.98%
 Ratio of net investment income
     to average net assets ..................          6.81%             6.84%             6.69%           6.95%          6.92%
 Portfolio turnover rate ....................             2%               12%                4%             36%            30%
 Ratio of operating expenses
     to average net assets without
     fee waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian ...............          0.75%             0.85%             0.96%           0.96%          0.98%


                       See Notes to Financial Statements.

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

MONEY MARKET FUND


                                                 YEAR              YEAR               YEAR             YEAR           YEAR
                                                 ENDED             ENDED              ENDED            ENDED          ENDED
                                               12/31/00          12/31/99           12/31/98         12/31/97        12/31/96
                                             ------------      ------------       ------------     ------------    ------------
  Net asset value, beginning of year ......  $       1.00      $       1.00       $       1.00     $       1.00    $       1.00
                                             ------------      ------------       ------------     ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................         0.056             0.045              0.049            0.049           0.049
 Net realized gain/(loss) on
     investments ..........................            --            (0.000)(12)        (0.000)(12)       0.000(12)       0.000(12)
                                             ------------      ------------       ------------     ------------    ------------
 Total from investment operations .........         0.056             0.045              0.049            0.049           0.049
                                             ------------      ------------       ------------     ------------    ------------
LESS DISTRIBUTIONS:
 Dividends from net investment income .....        (0.056)           (0.045)            (0.049)          (0.049)         (0.049)
 Distributions from net realized gains ....            --                --                 --               --          (0.000)(12)
                                             ------------      ------------       ------------     ------------    ------------
 Total distributions ......................        (0.056)           (0.045)            (0.049)          (0.049)         (0.049)
                                             ------------      ------------       ------------     ------------    ------------
 Net asset value, end of year .............  $       1.00      $       1.00       $       1.00     $       1.00    $       1.00
                                             ============      ============       ============     ============    ============
 TOTAL RETURN(3) ..........................          5.79%             4.56%              5.01%            4.99%           4.97%
                                             ============      ============       ============     ============    ============

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's) .......  $     18,265      $     31,105       $     31,862     $     32,864    $     23,266
 Ratio of operating expenses to
     average net assets (4) ...............          0.76%             0.71%              0.65%            0.75%           0.58%
 Ratio of net investment income
     to average net assets ................          5.57%             4.47%              4.90%            4.88%           4.86%
 Ratio of operating expenses
     to average net assets without
     fee waivers, expenses
     reimbursed and/or fees reduced
     by credits allowed by
     the custodian ........................          0.78%             0.78%              0.81%            0.85%           0.88%


--------------

(1) The Strategic Growth, Conservative Growth, and Balanced Portfolios commenced operations on June 3, 1997.

(2)   The Flexible Income Portfolio commenced operations on September 9, 1997.

(3) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.

(6)   Per share numbers have been calculated using the average shares method.

(7) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio/Fund shares.

(8)   Annualized.

(9)   Amount represents less than $0.01 per share.

(10) The Equity Income Fund and the Growth Fund of the Northwest commenced operations on April 28, 1998.

(11)  The Mid Cap Stock Fund commenced operations on May 1, 2000.

(12)  Amount represents less than $0.001 per share.

(13) The Conservative Balanced Portfolio commenced operations on October 22, 1997, ceased operations on November 4, 1997, and re-commenced operations on April 23, 1998.

(14)  Represents offering share price.




                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

STRATEGIC GROWTH PORTFOLIO

DECEMBER 31, 2000

     SHARES                                                            VALUE
     ------                                                            -----
 INVESTMENT COMPANY SECURITIES - 99.6%
    481,780   WM VT Equity Income Fund ..........................  $  5,834,358
    761,776   WM VT Growth Fund .................................    17,513,229
    479,264   WM VT Growth Fund of the Northwest ................     7,673,012
  1,777,404   WM VT Growth & Income Fund ........................    32,402,063
    626,675   WM High Yield Fund ................................     5,051,002
    704,646   WM VT International Growth Fund ...................     9,618,421
    986,834   WM VT Mid Cap Stock Fund ..........................    11,585,433
    519,891   WM VT Small Cap Stock Fund ........................     8,333,858
                                                                   ------------
              Total Investment Company Securities
                (Cost $102,330,056) .............................    98,011,376
                                                                   ------------

    PRINCIPAL
     AMOUNT
    ---------
REPURCHASE AGREEMENT - 0.5%
   (Cost $500,000)
$   500,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased
                at $500,317 on 01/02/2001, collateralized by
                $437,105 U.S. Treasury Bonds, having
                various interest rates and maturities
                (Market Value $507,352) .........................       500,000
                                                                   ------------
TOTAL INVESTMENTS (Cost $102,830,056*) ... 100.1%                    98,511,376
OTHER ASSETS AND LIABILITIES (NET) .......  (0.1)                       (80,367)
                                           -----                   ------------
NET ASSETS ............................... 100.0%                  $ 98,431,009
                                           =====                   ============


----------
* Aggregate cost for federal tax purposes is $ 102,999,845.


CONSERVATIVE GROWTH PORTFOLIO

DECEMBER 31, 2000


     SHARES                                                            VALUE
     ------                                                            -----
 INVESTMENT COMPANY SECURITIES - 100.0%
  1,135,601   WM VT Equity Income Fund ..........................  $ 13,752,123
  1,944,414   WM VT Growth Fund .................................    44,702,078
  1,219,955   WM VT Growth Fund of the Northwest ................    19,531,472
  5,019,318   WM VT Growth & Income Fund ........................    91,502,174
  1,828,881   WM High Yield Fund ................................    14,740,781
  3,368,847   WM VT Income Fund .................................    32,677,819
  1,418,961   WM VT International Growth Fund ...................    19,368,819
  2,028,405   WM VT Mid Cap Stock Fund ..........................    23,813,477
  1,060,198   WM VT Small Cap Stock Fund ........................    16,994,980
  1,633,644   WM VT U.S. Government Securities Fund .............    16,222,082
                                                                   ------------
              Total Investment Company Securities
                (Cost $306,439,845) .............................   293,305,805
                                                                   ------------

    PRINCIPAL
     AMOUNT
    --------
 REPURCHASE AGREEMENT - 0.3%
   (Cost $972,000)
$   972,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased
                at $972,616 on 01/02/2001, collateralized by
                $849,731 U.S. Treasury Bonds, having
                various interest rates and maturities
                (Market Value $986,293) .........................       972,000
                                                                   ------------
TOTAL INVESTMENTS (Cost $307,411,845*) ... 100.3%                   294,277,805
OTHER ASSETS AND LIABILITIES (NET) .......  (0.3)                      (835,472)
                                           -----                   ------------
NET ASSETS ............................... 100.0%                  $293,442,333
                                           =====                   ============


----------
* Aggregate cost for federal tax purposes is $ 307,487,445.



                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

BALANCED PORTFOLIO

DECEMBER 31, 2000

     SHARES                                                           VALUE
     ------                                                           -----
 INVESTMENT COMPANY SECURITIES - 99.8%
    864,586   WM VT Equity Income Fund .........................   $ 10,470,138
  1,389,207   WM VT Growth Fund ................................     31,937,872
  1,050,265   WM VT Growth Fund of the Northwest ...............     16,814,738
  3,920,207   WM VT Growth & Income Fund .......................     71,465,373
  1,840,277   WM High Yield Fund ...............................     14,832,631
  4,799,536   WM VT Income Fund ................................     46,555,501
  1,017,988   WM VT International Growth Fund ..................     13,895,534
  1,467,182   WM VT Mid Cap Stock Fund .........................     17,224,715
  8,410,872   WM VT Short Term Income Fund .....................     20,522,527
    760,970   WM VT Small Cap Stock Fund .......................     12,198,349
  4,929,619   WM VT U.S. Government Securities Fund ............     48,951,113
                                                                   ------------
              Total Investment Company Securities
                (Cost $312,086,096) ............................    304,868,491
                                                                   ------------

    PRINCIPAL
     AMOUNT
    ---------
 REPURCHASE AGREEMENT - 0.2%
   (Cost $608,000)
$   608,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased
                at $608,385 on 01/02/2001, collateralized by
                $531,519 U.S. Treasury Bonds, having
                various interest rates and maturities
                (Market Value $616,941).........................        608,000
                                                                   ------------
TOTAL INVESTMENTS (Cost $312,694,096*) ... 100.0%                   305,476,491
OTHER ASSETS AND LIABILITIES (NET) .......   0.0**                      (77,108)
                                           -----                   ------------
NET ASSETS ............................... 100.0%                  $305,399,383
                                           =====                   ============

----------
  * Aggregate cost for federal tax purposes is $313,068,211.
 ** Amount represents less than 0.1% of net assets.


CONSERVATIVE BALANCED PORTFOLIO


DECEMBER 31, 2000

     SHARES                                                            VALUE
     ------                                                            -----
 INVESTMENT COMPANY SECURITIES - 99.1%
     16,600   WM VT Equity Income Fund .........................   $    201,025
     23,602   WM VT Growth Fund ................................        542,612
     21,070   WM VT Growth Fund of the Northwest ...............        337,336
     78,174   WM VT Growth & Income Fund .......................      1,425,117
     62,776   WM High Yield Fund ...............................        505,976
    232,406   WM VT Income Fund ................................      2,254,338
     10,532   WM VT International Growth Fund ..................        143,768
     35,432   WM VT Mid Cap Stock Fund .........................        415,977
    321,581   WM VT Short Term Income Fund .....................        784,658
     14,303   WM VT Small Cap Stock Fund .......................        229,274
    182,599   WM VT U.S. Government Securities Fund ............      1,813,204
                                                                   ------------
              Total Investment Company Securities
                (Cost $8,726,885) ..............................      8,653,285
                                                                   ------------

    PRINCIPAL
     AMOUNT
    --------
 REPURCHASE AGREEMENT - 1.3%
   (Cost $117,000)
$   117,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased
                at $117,074 on 01/02/2001, collateralized by
                $102,282 U.S. Treasury Bonds, having
                various interest rates and maturities
                (Market Value $118,720).........................        117,000
                                                                   ------------
TOTAL INVESTMENTS (Cost $8,843,885*) ..... 100.4%                     8,770,285
OTHER ASSETS AND LIABILITIES (NET) .......  (0.4)                      (33,904)
                                           -----                   ------------
NET ASSETS ............................... 100.0%                  $  8,736,381
                                           =====                   ============

----------
* Aggregate cost for federal tax purposes is $ 8,897,048.



                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

FLEXIBLE INCOME PORTFOLIO

DECEMBER 31, 2000

     SHARES                                                            VALUE
     ------                                                            -----
 INVESTMENT COMPANY SECURITIES - 99.4%
     34,207   WM VT Equity Income Fund ..........................  $    414,247
     60,235   WM VT Growth Fund .................................     1,384,795
     44,373   WM VT Growth Fund of the Northwest ................       710,407
    275,832   WM VT Growth & Income Fund ........................     5,028,412
    321,463   WM High Yield Fund ................................     2,590,990
  1,269,064   WM VT Income Fund .................................    12,309,917
    104,651   WM VT Mid Cap Stock Fund ..........................     1,228,605
  2,176,523   WM VT Short Term Income Fund ......................     5,310,716
     36,918   WM VT Small Cap Stock Fund ........................       591,790
  1,030,713   WM VT U.S. Government Securities Fund .............    10,234,983
                                                                   ------------
              Total Investment Company Securities
                (Cost $39,832,841) ..............................    39,804,862
                                                                   ------------

    PRINCIPAL
     AMOUNT
    ---------

 REPURCHASE AGREEMENT - 0.9%
   (Cost $383,000)
$   383,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased
                at $383,243 on 01/02/2001, collateralized by
                $334,822 U.S. Treasury Bonds, having
                various interest rates and maturities
                (Market Value $388,632) .........................       383,000
                                                                   ------------
TOTAL INVESTMENTS (Cost $40,215,841*)      100.3%                    40,187,862
OTHER ASSETS AND LIABILITIES (NET)          (0.3)                      (139,322)
                                           -----                   ------------
NET ASSETS                                 100.0%                  $ 40,048,540
                                           =====                   ============

----------
* Aggregate cost for federal tax purposes is $ 40,250,049.



                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

EQUITY INCOME FUND

DECEMBER 31, 2000


     SHARES                                                            VALUE
     ------                                                            -----
 COMMON STOCKS - 73.2%
     BASIC MATERIALS - 6.5%
       BASIC INDUSTRY - 6.5%
     15,000   Alcoa Inc. ........................................  $    502,500
     10,000   Bemis Company Inc. ................................       335,625
     25,000   Dow Chemical Company ..............................       915,625
     15,000   E.I. Du Pont de Nemours and Company ...............       724,687
     12,000   PPG Industries, Inc. ..............................       555,750
                                                                   ------------
              Total Basic Materials .............................     3,034,187
                                                                   ------------
     CAPITAL GOODS - 5.1%
       AEROSPACE/DEFENSE - 2.1%
      6,000   General Dynamics Corporation ......................       468,000
     17,000   Raytheon Company, Class B .........................       528,062
                                                                   ------------
                                                                        996,062
                                                                   ------------
       DIVERSIFIED MANUFACTURING - 3.0%
     15,000   Crane Company .....................................       426,562
     20,000   Honeywell International Inc. ......................       946,250
                                                                   ------------
                                                                      1,372,812
                                                                   ------------
              Total Capital Goods ...............................     2,368,874
                                                                   ------------
     COMMUNICATIONS - 6.2%
       UTILITIES/TELECOMMUNICATIONS - 6.2%
     10,000   Alltel Corporation ................................       624,375
     30,000   AT&T Corporation ..................................       519,375
     18,000   SBC Communications Inc. ...........................       859,500
     18,000   Verizon Communications ............................       902,250
                                                                   ------------
              Total Communications ..............................     2,905,500
                                                                   ------------
     CONSUMER CYCLICALS - 8.7%
       LEISURE - 3.8%
     30,000   Carnival Corporation ..............................       924,375
     60,000   Mattel Inc. .......................................       866,400
                                                                   ------------
                                                                       1,790,775
                                                                   ------------
       RETAIL SALES - 3.2%
     30,000   May Department Stores Company .....................       982,500
     45,000   Penney (J.C.) Company Inc. ........................       489,375
                                                                   ------------
                                                                      1,471,875
                                                                   ------------
       MISCELLANEOUS - 1.7%
     30,000   Genuine Parts Company .............................       785,625
                                                                   ------------
              Total Consumer Cyclicals ..........................     4,048,275
                                                                   ------------
       CONSUMER STAPLES - 6.6%
     25,000   Albertson's Inc. ..................................       662,500
     18,000   Clorox Company ....................................       639,000
     25,000   ConAgra Foods Inc. ................................       650,000
      6,000   Hershey Foods Corporation .........................       386,250
      6,000   Procter & Gamble Company ..........................       470,625
     20,000   Supervalu Inc. ....................................       277,500
                                                                   ------------
              Total Consumer Staples ............................     3,085,875
                                                                   ------------
     ENERGY - 7.2%
       OIL & GAS - 7.2%
     12,000   Ashland Inc. ......................................  $    430,680
     20,000   Repsol, Sponsored ADR .............................       322,500
      7,000   Royal Dutch Petroleum Company .....................       423,938
      8,000   Texaco, Inc. ......................................       497,000
     12,000   Tosco Corporation .................................       407,250
     15,000   Ultramar Diamond Shamrock Corporation .............       463,125
     12,000   Unocal Corporation ................................       464,250
     10,000   Valero Energy Corporation .........................       371,875
                                                                   ------------
              Total Energy ......................................     3,380,618
                                                                   ------------
     FINANCIALS - 18.8%
       BANKS/SAVINGS & LOANS - 13.7%
     17,000   Bank of America Corporation .......................       779,875
     20,000   Bank One Corporation ..............................       732,500
     25,000   Chase Manhattan Corporation .......................     1,135,937
      8,000   Citigroup Inc. ....................................       408,500
     30,000   First Union Corporation ...........................       834,375
     25,000   Firstar Corporation ...............................       581,250
      7,000   Mellon Financial Corporation ......................       344,312
     12,000   PNC Financial Services Group ......................       876,750
     13,000   Wells Fargo & Company .............................       723,937
                                                                   ------------
                                                                      6,417,436
                                                                   ------------
       FINANCIAL SERVICES - 3.7%
     10,000   Fannie Mae ........................................       867,500
      9,000   Franklin Resources Inc. ...........................       342,900
      9,000   Price (T. Rowe) Group Inc. ........................       380,391
      2,000   Providian Financial Corporation ...................       115,000
                                                                   ------------
                                                                       1,705,791
                                                                   ------------
       INSURANCE - 1.4%
     15,000   Allstate Corporation ..............................       653,438
                                                                   ------------
              Total Financials ..................................     8,776,665
                                                                   ------------
     HEALTH CARE - 3.9%
       HEALTH CARE PRODUCTS - 3.9%
      7,000   Abbott Laboratories ...............................       339,062
     16,000   Becton Dickinson & Company ........................       554,000
      2,000   Johnson & Johnson .................................       210,125
      4,000   Merck & Company Inc. ..............................       374,500
     13,000   Mylan Laboratories Inc. ...........................       327,438
                                                                   ------------
              Total Health Care .................................     1,805,125
                                                                   ------------
     TECHNOLOGY - 3.6%
       COMPUTER SOFTWARE/SERVICES - 0.7%
      4,500   Autodesk Inc. .....................................       121,219
     12,000   Computer Associates International Inc. ............       234,000
                                                                   ------------
                                                                        355,219
                                                                   ------------



                       See Notes to Financial Statements.

EQUITY INCOME FUND

DECEMBER 31, 2000


     SHARES                                                            VALUE
     ------                                                            -----
 COMMON STOCKS - (CONTINUED)
     TECHNOLOGY - (CONTINUED)
       COMPUTER SYSTEMS - 2.9%
     25,000   Diebold Inc. ......................................  $    834,375
     16,000   Hewlett-Packard Company ...........................       505,000
                                                                   ------------
                                                                      1,339,375
                                                                   ------------
              Total Technology ..................................     1,694,594
                                                                   ============
     UTILITIES - 6.6%
       UTILITIES/GAS & ELECTRIC - 6.6%
      9,000   Duke Energy Corporation ...........................       767,250
     10,000   FPL Group, Inc. ...................................       717,500
     25,000   NiSource Inc. .....................................       768,750
      6,000   Pinnacle West Capital Corporation .................       285,750
     17,000   Southern Company ..................................       565,250
                                                                   ------------
              Total Utilities ...................................     3,104,500
                                                                   ============
              Total Common Stocks
                (Cost $29,908,240) ..............................    34,204,213
                                                                   ============

 REAL ESTATE INVESTMENT TRUSTS - 8.9%
     20,000   AMB Property Corporation ..........................       516,250
      7,000   Arden Realty Inc. .................................       175,875
      8,000   CarrAmerica Realty Corporation ....................       250,500
     17,000   Duke-Weeks Realty Corporation .....................       418,625
     13,000   Equity Office Properties Trust ....................       424,125
      8,000   Equity Residential Properties Trust ...............       442,500
      8,000   Franchise Finance Corporation of America ..........       186,500
     15,000   Health Care Property Investors Inc. ...............       448,125
     18,000   Hospitality Properties Trust ......................       407,250
     10,000   Shurgard Storage Centers Inc., Class A ............       244,375
     10,000   Simon Property Group Inc. .........................       240,000
      7,000   Storage USA Inc. ..................................       222,250
     17,000   Taubman Centers Inc. ..............................       185,938
                                                                   ------------
              Total Real Estate Investment Trusts
                (Cost $4,005,446) ...............................     4,162,313
                                                                   ============

    PRINCIPAL
     AMOUNT
    ---------
 CONVERTIBLE SECURITIES - 5.8%
     CONVERTIBLE BONDS AND NOTES - 5.6%
$   750,000   Adaptec Inc., Conv. Sub. Note,
                4.750% due 02/01/2004 ...........................       601,875
    700,000   LSI Logic Corporation, Conv. Sub. Note,
                4.000% due 02/15/2005 ...........................       502,250
  1,500,000   Network Associates Inc., Sub. Deb.,
                Zero coupon due 02/13/2018 ......................       446,250
    850,000   Radisys Corporation, Conv. Sub. Note,
                5.500% due 08/15/2007** .........................       566,313
    600,000   S3 Inc., Conv. Sub. Note,
                5.750% due 10/01/2003 ...........................       419,250
    100,000   Waste Management Inc., Conv. Sub. Note,
                4.000% due 02/01/2002 ...........................        96,750
                                                                   ------------
              Total Convertible Bonds and Notes
                (Cost $2,867,339) ...............................     2,632,688
                                                                   ============
     CONVERTIBLE PREFERRED STOCKS - 0.2%
      1,500   DECS Trust VI, Conv. Pfd.,
                6.250% due 08/16/2004 ...........................  $     34,313
        230   Global Crossing Holdings Ltd., Conv. Pfd.,
                6.375% due 11/05/2004++ .........................        28,434
        175   TCI Pacific Communications Inc., Conv. Pfd.,
                5.000% due 07/31/2006 ...........................        16,625
                                                                   ------------
              Total Convertible Preferred Stocks
                (Cost $168,990) .................................        79,372
                                                                   ============
              Total Convertible Securities
                (Cost $3,036,329) ...............................     2,712,060
                                                                   ============

    PRINCIPAL
     AMOUNT
    --------
 FIXED INCOME SECURITIES - 9.0%
     U.S. TREASURY OBLIGATIONS - 3.5%
       U.S. TREASURY NOTES - 2.6%
$   300,000     5.875% due 11/30/2001** .........................       300,914
    380,000     6.500% due 05/15/2005** .........................       401,068
    225,000     6.500% due 10/15/2006** .........................       240,205
    300,000     5.625% due 05/15/2008** .........................       308,245
                                                                   ------------
                                                                      1,250,432
                                                                   ------------
       U.S. TREASURY BOND - 0.9%
    300,000     9.000% due 11/15/2018** .........................       415,875
                                                                   ------------
              Total U.S. Treasury Obligations
                (Cost $1,615,021) ...............................     1,666,307
                                                                   ============
     U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
       SECURITIES - 3.2%
       FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 3.2%
    744,124   #C01049, GOLD,
                7.000% due 09/01/2030 ...........................       745,617
    747,616   #C42264, GOLD,
                6.500% due 09/01/2030 ...........................       737,585
                                                                   ------------
              Total U.S. Government Agency Mortgage-
                Backed Securities
                (Cost $1,443,097) ...............................     1,483,202
                                                                   ============
     CORPORATE BONDS AND NOTES - 2.0%
    100,000   Aetna Inc., Company Guarantee,
                7.125% due 08/15/2006 ...........................       102,298
     45,000   Baxter International Inc., Note,
                7.125% due 02/01/2007 ...........................        45,586
    300,000   CBS Corporation, Sr. Note,
                7.150% due 05/20/2005 ...........................       305,897
     40,000   Cendant Corporation, Note,
                7.750% due 12/01/2003 ...........................        38,968
     50,000   HEALTHSOUTH Corporation, Sr. Note,
                6.875% due 06/15/2005 ...........................        47,167
    100,000   Merrill Lynch & Company Inc., Note,
                6.000% due 02/17/2009 ...........................        94,794
    100,000   Philip Morris Companies, Inc., Note,
                7.500% due 01/15/2002 ...........................       100,047
    100,000   Raytheon Corporation, Note,
                6.150% due 11/01/2008 ...........................        95,836
    100,000   Texas-New Mexico Power Company, Sr. Note,
                6.250% due 01/15/2009 ...........................        90,536
                                                                   ------------
              Total Corporate Bonds and Notes
                 (Cost $936,022) ................................       921,129
                                                                   ============



                       See Notes to Financial Statements.

EQUITY INCOME FUND

DECEMBER 31, 2000

  PRINCIPAL
   AMOUNT                                                             VALUE
  ---------                                                           -----
 FIXED INCOME SECURITIES - (CONTINUED)
     COLLATERALIZED MORTGAGE OBLIGATION (CMO) - 0.3%
       (Cost $130,848)
$   130,000   Federal Home Loan Mortgage Corporation,
                Series 1638, Class K,
                6.500% due 03/15/2023 ...........................  $    128,876
                                                                   ------------
              Total Fixed Income Securities
                (Cost $4,124,988) ...............................     4,199,514
                                                                   ------------


     SHARES
     ------
 WARRANTS - 0.0%***
   (Cost $3)
        250   V2 Music Holdings Plc, Expires
                04/15/2008+,++ ..................................             3
                                                                   ------------


  PRINCIPAL
   AMOUNT                                                             VALUE
  ---------                                                           -----
 REPURCHASE AGREEMENT - 2.8%
   (Cost $1,310,000)
$ 1,310,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased at
                $1,310,830 on 01/02/2001, collateralized by
                $1,145,214 U.S. Treasury Bonds, having
                various interest rates and maturities
                (Market Value $1,329,263)                          $  1,310,000
                                                                   ------------
TOTAL INVESTMENTS (Cost $42,385,006*) ....  99.7%                    46,588,103
OTHER ASSETS AND LIABILITIES (NET) .......   0.3                        156,118
                                                                   ------------
NET ASSETS ............................... 100.0%                  $ 46,744,221
                                           =====                   ============

----------
  *  Aggregate cost for federal tax purposes is $42,407,861.

 ** These securities or a partial position of these securities are on loan at December 31, 2000, and have an aggregate market value of $2,111,889, representing 4.5% of the total net assets of the Fund (note 6).

***  Amount represents less than 0.1% of net assets.

  +  Non-income producing security.

 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


                               GLOSSARY OF TERMS

    ADR   --  American Depository Receipt
    GOLD  --  Payments are on an accelerated 45-day payment cycle instead of a
              75-day payment cycle


                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS
GROWTH & INCOME FUND

DECEMBER 31, 2000



     SHARES                                                           VALUE
     ------                                                        -------------
 COMMON STOCKS - 98.0%
   CAPITAL GOODS - 12.7%
     AEROSPACE/DEFENSE - 4.9%
    135,000   Boeing Company ....................................  $   8,910,000
    205,000   Raytheon Company, Class B .........................      6,367,812
                                                                   -------------
                                                                      15,277,812
                                                                   -------------
     DIVERSIFIED MANUFACTURING - 1.8%
    120,000   Honeywell International Inc. ......................      5,677,500
                                                                   -------------
     ELECTRICAL EQUIPMENT - 1.3%
     84,000   General Electric Company ..........................      4,026,750
                                                                   -------------

     MISCELLANEOUS - 4.7%
    180,000   Tyco International Ltd. ...........................      9,990,000
    160,000   Waste Management Inc. .............................      4,440,000
                                                                   -------------
                                                                      14,430,000
                                                                   -------------
              Total Capital Goods ...............................     39,412,062
                                                                   =============
   COMMUNICATIONS - 5.7%
     UTILITIES/TELECOMMUNICATIONS - 5.7%
    200,000   AT&T Corporation ..................................      3,462,500
    105,000   SBC Communications Inc. ...........................      5,013,750
     65,000   Verizon Communications ............................      3,258,125
    425,000   WorldCom Inc. .....................................      5,976,563
                                                                   -------------
              Total Communications ..............................     17,710,938
                                                                   =============
   CONSUMER CYCLICALS - 9.3%
     LEISURE - 4.8%
    275,000   Carnival Corporation ..............................      8,473,437
    440,000   Mattel Inc. .......................................      6,353,600
                                                                   -------------
                                                                      14,827,037
                                                                   -------------
     RETAIL SALES - 4.5%
    100,000   Costco Wholesale Corporation+ .....................      3,993,750
    315,000   Intimate Brands Inc. ..............................      4,725,000
    165,000   Target Corporation ................................      5,321,250
                                                                   -------------
                                                                      14,040,000
                                                                   -------------
              Total Consumer Cyclicals ..........................     28,867,037
                                                                   =============
   CONSUMER STAPLES - 15.7%
     MEDIA - 5.7%
    250,000   AT&T Corporation-Liberty Media Group,
                Class A+ ........................................      3,390,625
    135,000   Comcast Corporation, Special Class A ..............      5,636,250
     30,000   News Corporation Ltd., Sponsored ADR ..............        967,500
     40,000   News Corporation Ltd., Sponsored ADR,
                Limited Voting ..................................      1,162,500
     45,000   Viacom Inc., Class A+ .............................      2,115,000
    145,000   Walt Disney Company ...............................      4,195,938
                                                                   -------------
                                                                      17,467,813
                                                                   -------------

     MISCELLANEOUS - 10.0%
    128,000   Avon Products Inc. ................................ $    6,128,000
     65,000   Kimberly-Clark Corporation ........................      4,594,850
    400,000   Kroger Company+ ...................................     10,825,000
     75,000   PepsiCo Inc. ......................................      3,717,187
     47,000   Procter & Gamble Company ..........................      3,686,562
     88,000   Sara Lee Corporation ..............................      2,161,500
                                                                   -------------
                                                                      31,113,099
                                                                   -------------
              Total Consumer Staples ............................     48,580,912
                                                                   =============
    ENERGY - 6.5%
     OIL & GAS - 6.5%
     50,000   Exxon Mobil Corporation ...........................      4,346,875
    140,000   Halliburton Company ...............................      5,075,000
     75,000   Royal Dutch Petroleum Company .....................      4,542,188
     66,300   Tosco Corporation .................................      2,250,056
    105,000   Unocal Corporation ................................      4,062,188
                                                                   -------------
              Total Energy ......................................     20,276,307
                                                                   =============

    FINANCIALS - 22.1%
     BANKS/SAVINGS & LOANS - 13.3%
    195,000   Bank of America Corporation .......................      8,945,625
    120,000   Chase Manhattan Corporation .......................      5,452,500
    133,333   Citigroup Inc. ....................................      6,808,316
    250,000   First Union Corporation ...........................      6,953,125
     50,000   PNC Financial Services Group ......................      3,653,125
    170,000   Wells Fargo & Company .............................      9,466,875
                                                                   -------------
                                                                      41,279,566
                                                                   -------------
     FINANCIAL SERVICES - 4.6%
    120,000   Freddie Mac .......................................      8,265,000
    105,000   Providian Financial Corporation ...................      6,037,500
                                                                   -------------
                                                                      14,302,500
                                                                   -------------
     INSURANCE - 4.2%
    152,000   Allstate Corporation ..............................      6,621,500
     65,000   American International Group Inc. .................      6,406,563
                                                                   -------------
                                                                      13,028,063
                                                                   -------------
              Total Financials ..................................     68,610,129
                                                                   =============
   HEALTH CARE - 10.0%
     HEALTH CARE PRODUCTS - 10.0%
     50,000   American Home Products Corporation ................      3,177,500
     53,000   Bristol-Meyers Squibb Company .....................      3,918,688
     80,000   Cardinal Health Inc. ..............................      7,970,000
     38,000   Johnson & Johnson .................................      3,992,375
     27,000   Merck & Company Inc. ..............................      2,527,875
    270,000   Mylan Laboratories Inc. ...........................      6,800,625
     56,000   Pfizer Inc. .......................................      2,576,000
                                                                   -------------
              Total Health Care .................................     30,963,063
                                                                   =============


                       See Notes to Financial Statements.

GROWTH & INCOME FUND

DECEMBER 31, 2000


     SHARES                                                           VALUE
     ------                                                        -------------
 COMMON STOCKS - (CONTINUED)
    TECHNOLOGY - 14.9%
     COMMUNICATIONS EQUIPMENT - 2.0%
    115,000   Lucent Technologies Inc. ..........................  $   1,552,500
    225,000   Motorola Inc. .....................................      4,556,250
                                                                   -------------
                                                                       6,108,750
                                                                   -------------
     COMPUTER SOFTWARE/SERVICES - 6.9%
    330,000   BMC Software Inc.+ ................................      4,620,000
    290,000   Computer Associates International Inc. ............      5,655,000
     75,000   First Data Corporation ............................      3,951,562
    110,000   Microsoft Corporation+ ............................      4,771,250
     80,000   Oracle Corporation+ ...............................      2,325,000
                                                                   -------------
                                                                      21,322,812
                                                                   -------------
     COMPUTER SYSTEMS - 5.2%
     52,000   Cisco Systems Inc.+ ...............................      1,989,000
    265,000   Compaq Computer Corporation .......................      3,988,250
    130,000   Hewlett-Packard Company ...........................      4,103,125
     70,000   International Business Machines
                Corporation .....................................      5,950,000
                                                                   -------------
                                                                      16,030,375
                                                                   -------------
     ELECTRONICS/SEMICONDUCTORS - 0.8%
     86,000   Intel Corporation .................................      2,585,375
                                                                   -------------
              Total Technology ..................................     46,047,312
                                                                   =============
    UTILITIES - 1.1%
     UTILITIES/GAS & ELECTRIC - 1.1%
     40,600   Enron Corporation .................................      3,374,875
                                                                   -------------
              Total Common Stocks
                (Cost $269,589,815) .............................    303,842,635
                                                                   =============


  PRINCIPAL
   AMOUNT                                                             VALUE
  ---------                                                        -------------
 REPURCHASE AGREEMENT - 1.9%
   (Cost $5,889,000)
$ 5,889,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased at
                $5,892,730 on 01/02/2001, collateralized by
                $5,148,219 U.S. Treasury Bonds, having
                various interest rates and maturities
                (Market Value $5,975,597) .......................  $   5,889,000
                                                                   -------------
TOTAL INVESTMENTS (Cost $275,478,815*) .................... 99.9%    309,731,635
OTHER ASSETS AND LIABILITIES (NET) ........................  0.1         259,871
                                                           -----   -------------
NET ASSETS ................................................100.0%  $ 309,991,506
                                                           =====   =============

-------------

  * Aggregate cost for federal tax purposes is $275,479,054.

  + Non-income producing security.

          --------------------------------------
                      GLOSSARY OF TERMS
          ADR    --  American Depository Receipt
          --------------------------------------

                       See Notes to Financial Statements.
66

PORTFOLIO of INVESTMENTS
GROWTH FUND OF THE NORTHWEST

DECEMBER 31, 2000


    SHARES                                                            VALUE
    ------                                                         -------------
 COMMON STOCKS - 91.1%
     BASIC MATERIALS - 6.5%
       BASIC INDUSTRY - 6.5%
     12,675   Boise Cascade Corporation .........................    $   426,197
    248,300   Louisiana-Pacific Corporation .....................      2,514,037
    231,550   Oregon Steel Mills Inc. ...........................        246,022
     42,310   Schnitzer Steel Industries Inc., Class A ..........        550,030
     17,835   Weyerhaeuser Company ..............................        905,126
                                                                   -------------

              Total Basic Materials .............................      4,641,412
                                                                   =============
     CAPITAL GOODS - 15.3%
       AEROSPACE/DEFENSE - 5.2%
     35,840   Boeing Company ....................................      2,365,440
     31,100   Precision Castparts Corporation ...................      1,308,144
                                                                   -------------
                                                                       3,673,584
                                                                   -------------
       ELECTRICAL EQUIPMENT - 5.5%
     54,000   Electro Scientific Industries Inc.+ ...............      1,512,000
    105,890   FEI Company+ ......................................      2,408,997
                                                                   -------------
                                                                       3,920,997
                                                                   -------------
       MISCELLANEOUS - 4.6%
    100,970   Greenbrier Companies Inc. .........................        833,002
     37,545   PACCAR Inc. .......................................      1,849,091
     36,100   Tredegar Corporation ..............................        629,494
                                                                   -------------
                                                                       3,311,587
                                                                   -------------
              Total Capital Goods ...............................     10,906,168
                                                                   =============
     COMMUNICATIONS  - 1.8%
       UTILITIES/TELECOMMUNICATIONS - 1.8%
     51,820   Metro One Telecommunications Inc.+ ................      1,295,500
                                                                   -------------
     CONSUMER CYCLICALS - 13.1%
       BUSINESS SERVICES - 1.7%
     34,985   Click2Learn.com Inc.+ .............................        341,104
     27,100   Getty Images Inc.+ ................................        867,200
                                                                   -------------
                                                                       1,208,304
                                                                   -------------
       CONSUMER DURABLES - 2.4%
     95,675   Monaco Coach Corporation+ .........................      1,692,252
                                                                   -------------
       LODGING & RESTAURANTS - 1.7%
     12,445   Starbucks Corporation+ ............................        550,691
    131,360   WestCoast Hospitality Corporation+ ................        673,220
                                                                   -------------
                                                                       1,223,911
                                                                   -------------
       RETAIL SALES - 1.6%
     16,720   Costco Wholesale Corporation+ .....................        667,755
    419,400   Hollywood Entertainment Corporation+ ..............        445,613
                                                                   -------------
                                                                       1,113,368
                                                                   -------------

       MISCELLANEOUS - 5.7%
    108,685   Building Materials Holding Corporation+ ...........    $   923,822
      6,149   Columbia Sportswear Company+ ......................        305,913
     89,295   Cutter & Buck Inc.+ ...............................        680,874
    133,076   K2 Inc. ...........................................      1,064,608
     20,225   Nike Inc., Class B ................................      1,128,808
                                                                   -------------
                                                                       4,104,025
                                                                   -------------
              Total Consumer Cyclicals ..........................      9,341,860
                                                                   =============

     CONSUMER STAPLES - 4.8%
       MEDIA - 1.3%
     85,900   Bowne & Company Inc. ..............................        907,319
                                                                   -------------
       MISCELLANEOUS - 3.5%
     12,390   Albertson's Inc. ..................................        328,335
     81,041   Kroger Company+ ...................................      2,193,172

                                                                   -------------
                                                                       2,521,507
                                                                   -------------
              Total Consumer Staples ............................      3,428,826
                                                                   =============
     FINANCIALS - 15.9%
       BANKS/SAVINGS & LOANS - 14.0%
     35,450   Bank of America Corporation .......................      1,626,269
     49,707   Banner Corporation ................................        758,032
     41,700   KeyCorp ...........................................      1,167,600
     52,925   Pacific Northwest Bancorp .........................        731,027
     60,175   U.S. Bancorp ......................................      1,756,358
     78,012   Washington Federal Inc. ...........................      2,218,466
     31,200   Wells Fargo & Company .............................      1,737,450
                                                                   -------------
                                                                       9,995,202
                                                                   -------------
       INSURANCE - 1.9%
     27,600   StanCorp Financial Group Inc. .....................      1,317,900
                                                                   -------------
              Total Financials ..................................     11,313,102
                                                                   =============
     HEALTH CARE - 10.6%
       HEALTH CARE PRODUCTS - 8.4%
     61,455   Corixa Corporation+ ...............................      1,713,058
     13,100   Dendreon Corporation+ .............................        196,500
      2,000   Eden Bioscience Corporation+ ......................         59,875
     21,155   ICOS Corporation+ .................................      1,098,738
     10,580   Immunex Corporation+ ..............................        429,813
    171,700   Orasure Technologies Inc.+ ........................      1,416,525
     86,025   SonoSite Inc.+ ....................................      1,096,819
                                                                   -------------
                                                                       6,011,328
                                                                   -------------
       HEALTH CARE SERVICES - 2.2%
     60,180   Health Net Inc.+ ..................................      1,575,964
                                                                   -------------
              Total Health Care .................................      7,587,292
                                                                   =============


                       See Notes to Financial Statements.
                                                                              67

GROWTH FUND OF THE NORTHWEST

DECEMBER 31, 2000


    SHARES                                                            VALUE
    ------                                                         -------------
 COMMON STOCKS - (CONTINUED)
     TECHNOLOGY - 20.2%
       COMPUTER SOFTWARE/SERVICES - 6.6%
     25,300   BSQUARE Corporation+ ..............................    $   151,800
     40,400   Digimarc Corporation+ .............................        666,600
     30,585   Mentor Graphics Corporation+ ......................        839,176
     23,265   Microsoft Corporation+ ............................      1,009,119
     87,500   ONYX Software Corporation+ ........................        962,500
    117,500   Primus Knowledge Solutions Inc.+ ..................        763,750
     35,100   RealNetworks Inc.+ ................................        304,931
                                                                   -------------
                                                                       4,697,876
                                                                   -------------

       COMPUTER SYSTEMS - 5.3%
     47,000   Advanced Digital Information Corporation+ .........      1,081,000
     17,569   Avocent Corporation+ ..............................        474,363
     46,505   InFocus Corporation+ ..............................        685,949
     59,090   RadiSys Corporation + .............................      1,528,954
                                                                   -------------
                                                                       3,770,266
                                                                   -------------
       ELECTRONICS/SEMICONDUCTORS - 8.3%
     78,210   Credence Systems Corporation+ .....................      1,798,830
     14,230   Intel Corporation .................................        427,789
     56,480   Lattice Semiconductor Corporation+ ................      1,037,820
     20,420   Micron Technology Inc.+ ...........................        724,910
     39,890   Microvision Inc.+ .................................        698,075
     47,100   Semitool Inc.+ ....................................        456,281
     21,060   Tektronix Inc. ....................................        709,459
      1,500   TriQuint Semiconductor Inc.+ ......................         65,531
                                                                   -------------
                                                                       5,918,695
                                                                   -------------
              Total Technology ..................................     14,386,837
                                                                   =============
     TRANSPORTATION  - 2.9%
     36,980   Airborne Inc. .....................................        360,555
     19,760   Alaska Air Group Inc.+ ............................        587,860
     21,305   Expeditors International of Washington Inc. .......      1,143,812
                                                                   -------------
              Total Transportation ..............................      2,092,227
                                                                   =============
              Total Common Stocks
                (Cost $63,750,710) ..............................     64,993,224
                                                                   =============

 REAL ESTATE INVESTMENT TRUSTS - 0.4%
   (Cost $273,173)
     11,420   Shurgard Storage Centers Inc., Class A ............      279,076
                                                                   -------------


  PRINCIPAL
   AMOUNT                                                             VALUE
  ---------                                                        -------------
 REPURCHASE AGREEMENT - 7.9%
   (Cost $5,610,000)
$ 5,610,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased at
                $5,613,553 on 01/02/2001, collateralized by
                $4,904,314 U.S. Treasury Bonds, having
                various interest rates and maturities
                (Market Value $5,692,494) .......................   $  5,610,000
                                                                   -------------
TOTAL INVESTMENTS (Cost $69,633,883*) ..................... 99.4%     70,882,300
OTHER ASSETS AND LIABILITIES (NET) ........................  0.6         424,660
                                                            ----   -------------
NET ASSETS ................................................100.0%   $ 71,306,960
                                                           =====   =============

----------------------

* Aggregate cost for federal tax purposes is $70,019,549.
+ Non-income producing security.


                       See Notes to Financial Statements.
68

PORTFOLIO of INVESTMENTS
GROWTH FUND

DECEMBER 31, 2000


    SHARES                                                            VALUE
    ------                                                         -------------
 COMMON STOCKS - 90.9%
     CAPITAL GOODS - 6.8%
       AEROSPACE/DEFENSE - 1.5%
     69,730   Boeing Company ....................................   $  4,602,180
                                                                   -------------
       ELECTRICAL EQUIPMENT - 4.5%
     29,500   Celestica Inc.+ ...................................      1,600,375
     43,810   Dominion Resource Inc. ............................      2,935,270
     69,960   Duke Energy Corporation ...........................      5,964,090
     96,595   Solectron Corporation+ ............................      3,274,570
                                                                   -------------
                                                                      13,774,305
                                                                   -------------
       MISCELLANEOUS - 0.8%
     63,435   Applied Materials Inc.+ ...........................      2,422,424
                                                                   -------------
              Total Capital Goods ...............................     20,798,909
                                                                   -------------
     COMMUNICATIONS - 26.3%
       UTILITIES/TELECOMMUNICATIONS - 26.3%
    157,025   ADC Telecommunications Inc.+ ......................      2,846,078
    460,000   China Mobile (Hong Kong), Ltd.+ ...................      2,512,337
    244,085   China Unicom, Ltd., ADR+ ..........................      3,600,254
    175,930   Comcast Corporation, Special Class A+ .............      7,345,078
     51,180   Corvis Corporation+ ...............................      1,218,724
     75,470   Cox Communications Inc., Class A+ .................      3,514,072
    434,153   Ericsson LM, B Shares .............................      4,946,351
     25,765   Juniper Networks Inc.+ ............................      3,248,000
     43,785   Level 3 Communications Inc.+ ......................      1,436,695
    749,445   Nokia Corporation, Sponsored ADR ..................     32,600,858
     64,320   Nokia Oyj .........................................      2,868,375
        135   NTT DoCoMo Inc. ...................................      2,328,808
     54,255   ONI Systems Corporation+ ..........................      2,146,463
     71,350   Telefonos de Mexico SA, Class L, Sponsored
                ADR .............................................      3,219,669
    176,390   Vodafone Group Plc ................................      6,316,967
     49,418   Winstar Communications Inc.+ ......................        577,573
                                                                   -------------
              Total Communications ..............................     80,726,302
                                                                   -------------
     CONSUMER CYCLICALS - 0.2%
       BUSINESS SERVICES - 0.2%
     46,225   Sapient Corporation+ ..............................        551,811
                                                                   -------------
     CONSUMER STAPLES - 11.1%
       MEDIA - 11.1%
    646,515   AT&T Corporation-Liberty Media Group,
                Class A+ ........................................      8,768,360
     66,220   Cablevision Systems Corporation, Class A+ .........      5,624,561
    154,440   Charter Communications Inc., Class A+ .............      3,503,858
     79,763   Infinity Broadcasting Corporation, Class A+ .......      2,228,379
     18,732   Lamar Advertising Company+ ........................        722,938
     10,495   Liberty Digital Inc., Class A+ ....................         53,131
    192,795   Time Warner Inc. ..................................     10,071,611
     55,090   TMP Worldwide Inc.+ ...............................      3,029,950
                                                                   -------------
              Total Consumer Staples ............................     34,002,788
                                                                   -------------

     ENERGY - 7.7%
       OIL & GAS - 7.7%
     59,825   Anadarko Petroleum Corporation ....................   $  4,252,361
     80,915   Burlington Resources Inc. .........................      4,086,207
    145,855   Enron Corporation .................................     12,124,197
    125,205   Petroleo Brasileiro SA, ADR+ ......................      3,161,426
                                                                   -------------
              Total Energy ......................................     23,624,191
                                                                   -------------
     FINANCIALS - 3.7%
       BANKS/SAVINGS & LOANS - 1.0%
     37,670   Chase Manhattan Corporation .......................      1,711,631
     21,440   Fifth Third Bancorp ...............................      1,281,040
                                                                   -------------
                                                                       2,992,671
                                                                   -------------
       FINANCIAL SERVICES - 2.7%
     77,445   American Express Company ..........................      4,254,635
     46,416   Citigroup Inc. ....................................      2,370,117
    234,895   E*TRADE Group Inc.+ ...............................      1,732,351
                                                                   -------------
                                                                       8,357,103
                                                                   -------------
              Total Financials ..................................     11,349,774
                                                                   -------------
     HEALTH CARE - 7.1%
       HEALTH CARE PRODUCTS - 7.1%
     87,325   Bristol-Meyers Squibb Company .....................      6,456,592
     64,055   Eli Lilly and Company .............................      5,961,118
    116,230   Medtronic Inc. ....................................      7,017,386
     20,220   MiniMed Inc.+ .....................................        849,872
     20,930   Sepracor Inc.+ ....................................      1,677,016
                                                                   -------------
              Total Health Care .................................     21,961,984
                                                                   -------------
     INDUSTRIALS - 1.1%
     91,500   Symbol Technologies Inc. ..........................      3,294,000
                                                                   -------------
     TECHNOLOGY - 26.9%
       COMPUTER SOFTWARE/SERVICES - 10.3%
    244,910   Amazon.com Inc.+** ................................      3,811,412
     63,365   Ariba Inc.+ .......................................      3,397,948
     78,200   DoubleClick Inc.+ .................................        860,200
     46,165   eBay Inc.+ ........................................      1,523,445
    132,785   Electronic Arts Inc.+ .............................      5,659,961
     72,450   Exodus Communications Inc.+ .......................      1,449,000
     82,700   i2 Technologies Inc.+ .............................      4,496,812
    112,130   Openwave Systems Inc.+ ............................      5,375,232
     27,410   VeriSign Inc.+ ....................................      2,033,479
     35,215   VERITAS Software Corporation+ .....................      3,081,313
                                                                   -------------
                                                                      31,688,802
                                                                   -------------


                       See Notes to Financial Statements.
                                                                              69

GROWTH FUND

DECEMBER 31, 2000

    SHARES                                                            VALUE
    ------                                                         -------------
 COMMON STOCKS - (CONTINUED)
     TECHNOLOGY - (CONTINUED)
       COMPUTER SYSTEMS - 4.8%
     86,990   3Com Corporation+ .................................    $   739,415
    118,135   ASM Lithography Holding NV+ .......................      2,665,421
     40,130   Brocade Communications Systems Inc.+ ..............      3,684,436
    145,360   Cisco Systems Inc.+ ...............................      5,560,020
     77,354   Palm Inc.+ ........................................      2,190,085
                                                                   -------------
                                                                      14,839,377
                                                                   -------------
       ELECTRONICS/SEMICONDUCTORS - 11.8%
    287,250   Analog Devices Inc.+ ..............................     14,703,609
     62,630   Applied Micro Circuits Corporation+ ...............      4,700,186
     37,855   Broadcom Corporation, Class A+ ....................      3,179,820
    115,733   JDS Uniphase Corporation+ .........................      4,824,619
     38,100   Maxim Integrated Products Inc.+ ...................      1,821,656
     75,270   Texas Instruments Inc. ............................      3,565,916
     58,035   Vitesse Semiconductor Corporation+ ................      3,210,061
                                                                   -------------
                                                                      36,005,867
                                                                   -------------
              Total Technology ..................................     82,534,046
                                                                   -------------
              Total Common Stocks
                (Cost $263,535,228) .............................    278,843,805
                                                                   -------------

    PRINCIPAL
     AMOUNT
    ---------
 COMMERCIAL PAPER - 8.5%
$11,000,000   Citigroup Inc.,
                6.500% due 01/02/2001++ .........................     10,998,014
 15,000,000   UBS Finance, LLC,
                6.500% due 01/02/2001++ .........................     14,997,292
                                                                   -------------
              Total Commercial Paper
                (Cost $25,995,306) ..............................     25,995,306
                                                                   -------------
TOTAL INVESTMENTS (Cost $289,530,534*) .................... 99.4%    304,839,111
OTHER ASSETS AND LIABILITIES (NET) ........................  0.6       1,712,354
                                                            ----   -------------

NET ASSETS ................................................100.0%  $ 306,551,465
                                                           =====   =============


----------------

 * Aggregate cost for federal tax purposes is $293,157,343.

** This security or a partial position of this security is on loan at December
   31, 2000, and has an aggregate market value of $3,811,412, representing 1.2% of the total net assets of the Fund (note 6).

 + Non-income producing security.

++ Rate represents annualized yield at date of purchase (unaudited).


                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                                                                NET
                      CONTRACTS TO RECEIVE                   UNREALIZED
             -------------------------------------------    APPRECIATION/
EXPIRATION        LOCAL         VALUE IN     IN EXCHANGE   (DEPRECIATION)
   DATE         CURRENCY         U.S. $      FOR U.S. $     OF CONTRACTS
----------   ---------------   ----------    -----------   --------------
01/26/2001   EUR  12,055,000   11,332,951    11,038,305      $ 294,646

03/16/2001   HKD   7,000,000      898,444       899,188           (744)

03/22/2001   EUR  14,200,000   13,377,026    12,660,992        716,034

03/22/2001   JPY 235,000,000    2,085,583     2,185,633       (100,050)

04/27/2001   EUR   1,600,000    1,509,072     1,379,748        129,324

04/27/2001   JPY  40,000,000      357,084       372,648        (15,564)

06/27/2001   HKD  18,000,000    2,312,614     2,312,600             14
                                                            ----------
                                                            $1,023,660
                                                            ==========


                 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                                                                NET
                      CONTRACTS TO DELIVER                   UNREALIZED
             -------------------------------------------    APPRECIATION/
EXPIRATION        LOCAL         VALUE IN     IN EXCHANGE   (DEPRECIATION)
   DATE         CURRENCY         U.S. $      FOR U.S. $     OF CONTRACTS
----------   ---------------   ----------    -----------   --------------

01/26/2001   EUR  12,455,000   11,708,993    11,335,967     $ (373,026)

03/16/2001   HKD   7,000,000      898,444       898,659            215

03/22/2001   EUR  14,200,000   13,377,026    12,742,265       (634,761)

03/22/2001   JPY 235,000,000    2,085,583     2,294,590        209,007

04/12/2001   JPY  15,600,000      138,922       151,388         12,466

04/27/2001   EUR   6,650,000    6,272,080     5,730,054       (542,026)

04/27/2001   JPY 155,000,000    1,383,702     1,480,655         96,953

05/07/2001   EUR  14,350,000   13,539,220    12,395,864     (1,143,356)

05/10/2001   HKD   7,000,000      898,826       898,588           (238)

06/27/2001   HKD  34,000,000    4,368,271     4,366,228         (2,043)
                                                           -----------
                                                           $(2,376,809)
                                                           -----------
Net Unrealized Depreciation of Forward Foreign Currency
    Contracts ............................................ $(1,353,149)
                                                           ===========


                                GLOSSARY OF TERMS
    ADR    --  American Depository Receipt
    EUR    --  EURO
    HKD    --  Hong Kong Dollar
    JPY    --  Japanese Yen



                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

MID CAP STOCK FUND

DECEMBER 31, 2000

    SHARES                                                              VALUE
    ------                                                              -----
 COMMON STOCKS - 95.4%
     BASIC MATERIALS - 6.3%
       BASIC INDUSTRY - 6.3%
     60,000   Federal Signal Corporation .......................    $  1,177,500
     71,000   Republic Services Inc.+ ..........................       1,220,312
     26,000   Teleflex Inc. ....................................       1,148,875
                                                                    ------------
              Total Basic Materials ............................       3,546,687
                                                                    ------------
     CAPITAL GOODS - 5.8%
       AEROSPACE/DEFENSE - 4.6%
     19,000   Litton Industries, Inc.+ .........................       1,495,062
     33,000   Lockheed Martin Corporation ......................       1,120,350
                                                                    ------------
                                                                       2,615,412
                                                                    ------------
       MISCELLANEOUS - 1.2%
     40,000   CommScope Inc.+ ..................................         662,500
                                                                    ------------
              Total Capital Goods ..............................       3,277,912
                                                                    ------------
     COMMUNICATIONS - 1.7%
       UTILITIES/TELECOMMUNICATIONS - 1.7%
     16,000   United States Cellular Corporation+** ............         964,000
                                                                    ------------
     CONSUMER CYCLICALS - 13.6%
       COMMERCIAL SERVICES - 1.9%
     29,000   ACNielsen Corporation+ ...........................       1,051,250
                                                                    ------------
       LEISURE - 2.3%
     92,000   Mattel, Inc. .....................................       1,328,480
                                                                    ------------
       LODGING & RESTAURANTS - 2.6%
     22,000   Papa John's International, Inc.+ .................         489,500
     29,000   Tricon Global Restaurants Inc.+ ..................         957,000
                                                                    ------------
                                                                       1,446,500
                                                                    ------------
       RETAIL SALES - 3.3%
     85,000   Intimate Brands Inc. .............................       1,275,000
     57,000   Penney (J.C.) Company Inc. .......................         619,875
                                                                    ------------
                                                                       1,894,875
                                                                    ------------
       MISCELLANEOUS - 3.5%
     19,000   Jones Apparel Group Inc.+ ........................         611,563
     25,000   Nike Inc., Class B ...............................       1,395,313
                                                                    ------------
                                                                       2,006,876
                                                                    ------------
              Total Consumer Cyclicals .........................       7,727,981
                                                                    ------------
     CONSUMER STAPLES - 7.4%
       MEDIA - 1.5%
     18,000   Houghton Mifflin Company .........................         834,750
                                                                    ------------
       MISCELLANEOUS - 5.9%
     30,000   Avon Products, Inc. ..............................    $  1,436,250
     18,000   Hershey Foods Corporation ........................       1,158,750
     16,000   Suiza Foods Corporation+ .........................         768,000
                                                                    ------------
                                                                       3,363,000
                                                                    ------------
              Total Consumer Staples ...........................       4,197,750
                                                                    ------------
     ENERGY - 6.3%
       OIL & GAS - 6.3%
     26,000   Baker Hughes, Inc. ...............................       1,080,625
     55,000   Ocean Energy Inc.+ ...............................         955,625
     24,000   Tosco Corporation ................................         814,500
     19,000   Unocal Corporation ...............................         735,063
                                                                    ------------
              Total Energy .....................................       3,585,813
                                                                    ------------
     FINANCIALS - 17.2%
       BANKS/SAVINGS & LOANS - 9.8%
     15,000   Bank United Corporation, Class A .................       1,022,812
     48,000   Charter One Financial Inc. .......................       1,386,000
     20,000   Comerica Inc. ....................................       1,187,500
     23,000   Dime Bancorp, Inc. ...............................         679,937
     28,000   TCF Financial Corporation ........................       1,247,750
                                                                    ------------
                                                                       5,523,999
                                                                    ------------
       FINANCIAL SERVICES - 5.5%
     13,000   A.G. Edwards Inc. ................................         616,688
     16,500   Ambac Financial Group Inc. .......................         962,156
     27,000   Providian Financial Corporation ..................       1,552,500
                                                                    ------------
                                                                       3,131,344
                                                                    ------------
       INSURANCE - 1.9%
     16,000   The PMI Group Inc. ...............................       1,083,000
                                                                    ------------
              Total Financials .................................       9,738,343
                                                                    ------------
     HEALTH CARE  - 19.8%
       HEALTH CARE PRODUCTS - 8.7%
     28,000   ALZA Corporation+ ................................       1,190,000
     34,000   AmeriSource Health Corporation, Class A+ .........       1,717,000
     34,000   ICN Pharmaceuticals Inc. .........................       1,043,375
     40,000   Mylan Laboratories Inc. ..........................       1,007,500
                                                                    ------------
                                                                       4,957,875
                                                                    ------------
       HEALTH CARE SERVICES - 11.1%
    117,000   Covance Inc.+ ....................................       1,257,750
     13,000   Aetna U.S. Healthcare, Inc. ......................         533,813
     14,000   Express Scripts Inc., Class A+ ...................       1,431,500
     76,000   Health Net Inc.+ .................................       1,990,250
     40,000   IMS Health Inc. ..................................       1,080,000
                                                                    ------------
                                                                       6,293,313
                                                                    ------------
              Total Health Care ................................      11,251,188
                                                                    ------------

                       See Notes to Financial Statements.

MID CAP STOCK FUND

DECEMBER 31, 2000

    SHARES                                                              VALUE
    ------                                                              -----
 COMMON STOCKS - (CONTINUED)
     TECHNOLOGY - 17.3%
       COMPUTER SOFTWARE/SERVICES - 10.6%
     30,000   Acxiom Corporation + .............................    $  1,168,125
     95,000   BMC Software Inc.+ ...............................       1,330,000
     38,000   PeopleSoft Inc.+ .................................       1,413,125
     60,000   Sykes Enterprises, Inc.+ .........................         266,250
     29,000   Synopsys Inc.+ ...................................       1,375,687
     39,000   Systems & Computer Technology
                Corporation+ ...................................         480,187
                                                                    ------------
                                                                       6,033,374
                                                                    ------------
       ELECTRONICS/SEMICONDUCTORS - 6.7%
     32,000   Arrow Electronics Inc.+ ..........................         916,000
     61,000   Electronics for Imaging Inc.+ ....................         850,188
     33,000   Microchip Technology Inc.+ .......................         723,937
     64,000   Sensormatic Electronics Corporation+ .............       1,284,000
                                                                    ------------
                                                                       3,774,125
                                                                    ------------
              Total Technology .................................       9,807,499
                                                                    ------------
              Total Common Stocks
                (Cost $46,111,682) .............................      54,097,173
                                                                    ------------

  PRINCIPAL
   AMOUNT                                                               VALUE
   ------                                                               -----
 REPURCHASE AGREEMENT - 6.9%
   (Cost $3,912,000)
$ 3,912,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased at
                $3,914,478 on 01/02/2001, collateralized by
                $3,419,907 U.S. Treasury Bonds, having
                various interest rates and maturities
                (Market Value $3,969,525) ......................    $  3,912,000
                                                                    ------------

TOTAL INVESTMENTS (Cost $50,023,682*) .................    102.3%     58,009,173
OTHER ASSETS AND LIABILITIES (NET) ....................     (2.3)     (1,292,049)
                                                           -----    ------------
NET ASSETS ............................................    100.0%   $ 56,717,124
                                                           =====    ============

----------------------

  * Aggregate cost for federal tax purposes.
 ** This security or a partial position of this security is on loan at December
    31, 2000, and has an aggregate market value of $964,000, representing 1.7% of the total net assets of the Fund (note 6).
  + Non-income producing security.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

SMALL CAP STOCK FUND

DECEMBER 31, 2000

    SHARES                                                              VALUE
    ------                                                              -----
 COMMON STOCKS - 99.3%
     BASIC MATERIALS - 0.2%
       BASIC INDUSTRY - 0.2%
     11,100   Schnitzer Steel Industries Inc., Class A .........    $    144,300
                                                                    ------------
     CAPITAL GOODS - 4.5%
       ELECTRICAL EQUIPMENT - 4.5%
     16,630   Electro Scientific Industries Inc.+ ..............         465,640
    118,220   FEI Company+ .....................................       2,689,505
     28,665   Microvision Inc.+ ................................         501,637
                                                                    ------------
              Total Capital Goods ..............................       3,656,782
                                                                    ------------
     COMMUNICATIONS - 4.1%
       UTILITIES/TELECOMMUNICATIONS - 4.1%
     85,800   Gilat Satellite Networks Ltd.+ ...................       2,187,900
    312,800   Latitude Communications Inc.+ ....................       1,212,100
                                                                    ------------
              Total Communications .............................       3,400,000
                                                                    ------------
     CONSUMER CYCLICALS - 24.4%
       BUSINESS SERVICES - 12.9%
    243,912   Click2Learn.com Inc.+ ............................       2,378,142
     56,900   Cognizant Technology Solutions
                Corporation+ ...................................       2,066,181
     63,800   Edison Schools Inc.+ .............................       2,009,700
    309,877   First Consulting Group Inc.+ .....................       1,471,916
     67,600   Getty Images Inc.+ ...............................       2,163,200
    687,400   PeoplePC Inc.+ ...................................         515,550
                                                                    ------------
                                                                      10,604,689
                                                                    ------------
       CONSUMER DURABLES - 0.7%
     35,450   Monaco Coach Corporation+ ........................         627,022
                                                                    ------------
       LODGING & RESTAURANTS - 3.2%
    110,500   Intrawest Corporation ............................       2,203,094
     90,051   WestCoast Hospitality Corporation+ ...............         461,511
                                                                    ------------
                                                                       2,664,605
                                                                    ------------
       RETAIL SALES - 1.9%
     99,500   J. Jill Group Inc.+ ..............................       1,542,250
                                                                    ------------
       MISCELLANEOUS - 5.7%
    152,569   Building Materials Holding Corporation+ ..........       1,296,836
    102,800   Cutter & Buck Inc.+ ..............................         783,850
    136,835   K2 Inc. ..........................................       1,094,680
     77,000   Quiksilver Inc.+ .................................       1,491,875
                                                                    ------------
                                                                       4,667,241
                                                                    ------------
              Total Consumer Cyclicals .........................      20,105,807
                                                                    ------------
     CONSUMER STAPLES - 2.7%
       MEDIA - 2.7%
     74,850   Bowne & Company Inc. .............................         790,603
     46,900   Sirius Satellite Radio Inc.+ .....................       1,404,069
                                                                    ------------
              Total Consumer Staples ...........................       2,194,672
                                                                    ------------
     ENERGY - 3.1%
       OIL & GAS - 3.1%
     57,628   Hanover Compressor Company+ ......................    $  2,568,048
                                                                    ------------
     FINANCIALS - 5.6%
       FINANCIAL SERVICES - 5.6%
    103,008   American Capital Strategies Ltd. .................       2,594,514
     66,345   Heller Financial Inc. ............................       2,035,962
                                                                    ------------
              Total Financials .................................       4,630,476
                                                                    ------------
     HEALTH CARE - 17.7%
       HEALTH CARE PRODUCTS - 17.7%
     66,550   Corixa Corporation+ ..............................       1,855,081
    115,200   Dendreon Corporation+ ............................       1,728,000
     48,400   DUSA Pharmaceuticals Inc.+ .......................         813,725
      2,800   Eden Bioscience Corporation+ .....................          83,825
     21,600   Emisphere Technologies Inc.+ .....................         540,000
     15,580   ICOS Corporation+ ................................         809,186
     73,100   Incyte Genomics Inc.+ ............................       1,818,363
     69,100   Pain Therapeutics Inc.+ ..........................       1,027,863
     35,050   Pharmacyclics Inc.+ ..............................       1,200,463
     61,650   Rosetta Inpharmatics Inc.+ .......................         986,400
     47,537   Shire Pharmaceuticals Group Plc, ADR+ ............       2,189,673
    119,709   SonoSite Inc.+ ...................................       1,526,290
                                                                    ------------
              Total Health Care ................................      14,578,869
                                                                    ------------
     TECHNOLOGY - 34.8%
       COMPUTER SERVICES - 6.9%
    304,350   ARIS Corporation+ ................................         542,123
    173,700   BSQUARE Corporation+ .............................       1,042,200
    101,753   Carreker Corporation+ ............................       3,535,917
    156,400   Lionbridge Technologies, Inc.+ ...................         562,062
                                                                    ------------
                                                                       5,682,302
                                                                    ------------
       COMPUTER SOFTWARE - 16.1%
    144,100   Digimarc Corporation+ ............................       2,377,650
    449,400   Intraware Inc.+ ..................................         660,056
    104,948   Made2Manage Systems Inc.+ ........................         203,337
     33,342   NetIQ Corporation+ ...............................       2,913,257
    189,500   ONYX Software Corporation+ .......................       2,084,500
    156,108   Peregrine Systems Inc.+ ..........................       3,083,133
    292,300   Primus Knowledge Solutions Inc.+ .................       1,899,950
                                                                    ------------
                                                                      13,221,883
                                                                    ------------
       COMPUTER SYSTEMS - 6.0%
    130,200   Advanced Digital Information Corporation+ ........       2,994,600
     32,701   Avocent Corporation+ .............................         882,927
     40,401   RadiSys Corporation+ .............................       1,045,376
                                                                    ------------
                                                                       4,922,903
                                                                    ------------

                       See Notes to Financial Statements.

SMALL CAP STOCK FUND

DECEMBER 31, 2000

    SHARES                                                              VALUE
    ------                                                              -----
 COMMON STOCKS - (CONTINUED)
     TECHNOLOGY - (CONTINUED)
       ELECTRONICS/SEMICONDUCTORS - 5.8%
     75,340   Credence Systems Corporation+ ....................    $  1,732,820
     39,500   Lattice Semiconductor Corporation+ ...............         725,814
     21,000   NVIDIA Corporation+ ..............................         688,078
     73,600   Pixelworks Inc.+ .................................       1,646,800
                                                                    ------------
                                                                       4,793,512
                                                                    ------------
              Total Technology .................................      28,620,600
                                                                    ------------
     TRANSPORTATION - 2.2%
     33,314   Expeditors International of Washington Inc. ......       1,788,545
                                                                    ------------
              Total Common Stocks
                (Cost $89,732,378) .............................      81,688,099
                                                                    ------------

  PRINCIPAL
   AMOUNT                                                               VALUE
   ------                                                               -----
 REPURCHASE AGREEMENT - 0.2%
   (Cost $162,000)
$   162,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased at
                $162,103 on 01/02/2001, collateralized by
                $141,622 U.S. Treasury Bonds, having
                various interest rates and maturities
                (Market Value $164,382) ........................    $    162,000
                                                                    ------------

TOTAL INVESTMENTS (Cost $89,894,378*) .................     99.5%     81,850,099
OTHER ASSETS AND LIABILITIES (NET) ....................      0.5         438,020
                                                           -----    ------------
NET ASSETS ............................................    100.0%   $ 82,288,119
                                                           =====    ============

----------------------

  *Aggregate cost for federal tax purposes is $90,436,071.
  +Non-income producing security.


                                GLOSSARY OF TERMS
                    ADR    -- American Depository Receipt

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

INTERNATIONAL GROWTH FUND

DECEMBER 31, 2000

    SHARES                                                              VALUE
    ------                                                              -----
 COMMON STOCKS - 91.3%
     JAPAN - 20.3%
      5,500   Advantest Corporation ............................    $    515,324
      2,200   Aiful Corporation ................................         179,737
      8,000   Bridgestone Corporation ..........................          72,855
     17,000   Chugai Pharmaceutical Company Ltd.** .............         282,837
     13,000   Daiwa Securities Group Inc. ......................         135,806
         25   DDI Corporation ..................................         120,622
      4,400   Fanuc Ltd. .......................................         299,369
      2,000   Fuji Soft ABC Inc. ...............................         129,072
      1,100   Fujitsu Support and Service Inc. .................          74,264
     14,000   Furukawa Electric Company Ltd.** .................         244,571
      1,000   Hirose Electric Company Ltd. .....................          96,322
     53,000   Hitachi Ltd. .....................................         472,452
        300   Hoya Corporation .................................          22,067
     18,000   Japan Airlines Company Ltd. ......................          82,434
     17,000   Jusco Company Ltd. ...............................         369,177
        880   Keyence Corporation ..............................         215,762
      6,000   Kokusai Securities Company Ltd.** ................          48,862
     74,000   Mitsubishi Heavy Industries Ltd. .................         322,697
     69,000   Mitsubishi Motors Corporation+ ...................         199,387
     58,000   Mitsui Marine & Fire Insurance Company
                Ltd. ...........................................         332,662
      5,000   MURATA MANUFACTURING COMPANY
                LTD. ...........................................         586,690
     61,000   NEC Corporation ..................................       1,116,374
      6,000   Nichicon Corporation .............................          83,012
     12,000   Nikko Securities Company Ltd. ....................          92,995
     35,000   Nikon Corporation ................................         374,518
      2,900   Nintendo Company Ltd. ............................         456,839
         21   Nippon Telegraph & Telephone Corporation .........         151,340
     96,000   Nissan Motor Company Ltd.+ .......................         553,135
      8,000   Nomura Securities Company Ltd. ...................         143,958
         55   NTT DoCoMo Inc. ..................................         948,774
      2,600   Rohm Company Ltd. ................................         494,045
     35,000   Sakura Bank Ltd. .................................         211,471
     11,000   Sankyo Company Ltd. ..............................         263,923
     21,000   Sanwa Bank Ltd.** ................................         147,294
     18,000   Sekisui House Ltd. ...............................         164,711
      4,000   Shin-Etsu Chemical Company Ltd. ..................         154,115
     25,000   Shionogi & Company Ltd. ..........................         510,070
     15,542   Sony Corporation .................................       1,075,147
      7,000   Taiyo Yuden Company Ltd. .........................         234,150
      6,000   The Toyo Trust & Banking Company Ltd. ............          18,914
     14,000   Tokyo Electron Ltd. ..............................         769,877
      2,700   Tokyo Seimitsu Company Ltd. ......................         153,441
     25,000   Tokyu Corporation ................................         134,851
     65,000   Toray Industries Inc. ............................         244,746
      7,000   Tostem Corporation ...............................          86,979
      7,000   Ushio Inc. .......................................         114,317
      3,000   Yamanouchi Pharmaceutical Company Ltd. ...........         129,772
                                                                    ------------
                                                                      13,631,737
                                                                    ------------
     UNITED KINGDOM - 16.8%
     17,000   ARM Holdings Plc .................................    $    128,497
      8,800   AstraZeneca Plc ..................................         438,343
     34,300   AstraZeneca Plc (F) ..............................       1,729,260
      2,600   AstraZeneca Plc, Sponsored ADR ...................         133,900
      4,000   Autonomy Corporation Plc .........................         114,126
     17,910   BAE SYSTEMS Plc ..................................         102,200
     15,000   BG Group Plc .....................................          58,706
     45,000   Billiton Plc .....................................         173,430
      4,000   Cadbury Schweppes Plc ............................          27,665
     45,300   Dimension Data Holdings Plc++ ....................         306,880
     46,148   Dixons Group Plc .................................         154,416
     24,800   GKN Plc ..........................................         261,917
     19,700   Granada Compass Plc+ .............................         214,382
     27,900   Granada Media Plc ................................         177,127
     33,400   Halifax Group Plc ................................         331,040
     51,500   Invensys Plc .....................................         120,397
     20,100   Laporte Plc ......................................         206,575
    180,900   Laporte Plc, Class B .............................           2,432
     15,000   Lattice Group Plc ................................          33,835
    134,712   Lloyds TSB Group Plc .............................       1,424,728
      7,000   Pearson Plc ......................................         166,260
      3,300   Powergen Plc .....................................          31,155
     18,100   Prudential Plc ...................................         291,197
     26,000   Reuters Group Plc ................................         440,044
     13,000   Royal Bank of Scotland Group Plc .................         307,215
     35,000   Sema Plc .........................................         152,928
     63,800   Shell Transport & Trading Company Plc ............         523,221
     28,980   Smiths Group Plc .................................         349,786
     36,000   Tate & Lyle Plc ..................................         131,484
    744,644   Vodafone Group Plc ...............................       2,730,817
                                                                    ------------
                                                                      11,263,963
                                                                    ------------
     NETHERLANDS - 6.8%
     12,329   ABN-Amro Holding NV ..............................         280,348
     32,326   Aegon NV .........................................       1,337,189
     24,500   ASM Lithography Holding NV (F)+ ..................         552,781
      9,000   ASM Lithography Holding NV+ ......................         204,397
      1,900   Hagemeyer NV .....................................          42,366
      4,000   Heineken Holding NV, Class A .....................         168,993
     11,000   Heineken NV ......................................         665,598
      5,400   ING Groep NV+ ....................................         431,338
      7,700   Koninklijke (Royal) Philips Electronics NV .......         282,081
      6,500   Koninklijke Luchtvaart Maatschappij NV
                (KLM) ..........................................         149,512
      4,600   Unilever NV ......................................         291,081
     11,500   United Pan-Europe Communications NV+ .............         117,469
        500   VNU  NV ..........................................          24,574
                                                                    ------------
                                                                       4,547,727
                                                                    ------------

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

DECEMBER 31, 2000

    SHARES                                                              VALUE
    ------                                                              -----
 COMMON STOCKS - (CONTINUED)
     FRANCE - 6.2%
     15,300   Bouygues SA ......................................    $    693,083
      2,500   Carrefour  SA ....................................         157,023
      4,100   Christian Dior SA ................................         196,506
      1,000   Compagnie de Saint-Gobain ........................         157,070
      2,400   Groupe Danone ....................................         361,870
      1,000   LVMH (Louis Vuitton Moet Hennessy) ...............          66,189
      4,200   Michelin (CGDE), Class B .........................         152,009
      1,000   PSA Peugeot Citroen ..............................         227,483
     15,100   Sanofi-Synthelabo SA .............................       1,006,541
      8,100   Societe BIC SA ...................................         318,560
      4,000   Societe Television Francaise 1 ...................         215,936
     11,600   STMicroelectronics NV** ..........................         496,625
      1,900   Vivendi Universal SA .............................         125,045
      1,500   Wanadoo+ .........................................          12,252
                                                                    ------------
                                                                       4,186,192
                                                                    ------------
     GERMANY - 6.1%
      2,500   Aixtron AG .......................................         269,685
        400   Allianz AG .......................................         150,967
     16,400   Bayerische Motoren Werke (BMW) AG ................         535,051
      7,300   DaimlerChrysler AG ...............................         310,126
      1,200   Deutsche Bank AG .................................         101,339
      5,600   Deutsche Telekom AG** ............................         170,871
      4,000   Dresdner Bank AG .................................         174,626
      3,400   Epcos AG+ ........................................         298,460
     14,400   Infineon Technologies AG+ ........................         543,481
      6,100   Infineon Technologies, ADR+ ......................         219,600
      2,700   Intershop Communications AG+ .....................          88,468
     12,300   Metro AG .........................................         564,690
      4,900   Siemens AG .......................................         649,801
        900   T-Online International AG+,** ....................          11,323
                                                                    ------------
                                                                       4,088,488
                                                                    ------------
     SWITZERLAND - 5.7%
        222   Compagnie Financiere Richemont AG, Units .........         593,872
        479   Holderbank Financiere Glarus AG ..................         576,396
        163   Nestle SA ........................................         380,216
        510   Novartis AG ......................................         901,666
         16   Roche Holding AG .................................         163,011
        194   Swiss Re .........................................         465,097
        901   Swisscom  AG .....................................         234,356
        126   Syngenta AG, (F)+ ................................           6,757
      2,028   Syngenta AG+ .....................................         108,877
        323   Syngenta AG, ADR+ ................................           3,533
      2,580   UBS AG ...........................................         421,111
                                                                    ------------
                                                                       3,854,892
                                                                    ------------
     HONG KONG - 4.3%
    496,500   Amoy Properties Ltd. .............................    $    553,795
     47,000   Cheung Kong Holdings Ltd. ........................         601,065
     79,000   China Mobile (Hong Kong) Ltd.+ ...................         431,467
     48,000   Hutchison Whampoa Ltd. ...........................         598,468
    145,000   Johnson Electric Holdings Ltd. ...................         223,079
     64,000   Li & Fung Ltd. ...................................         116,514
    160,000   Shangri-La Asia Ltd. .............................         173,335
     29,500   Swire Pacific Ltd., Class A ......................         212,743
                                                                    ------------
                                                                       2,910,466
                                                                    ------------
     CANADA - 3.9%
     17,200   Abitibi-Consolidated Inc. ........................         158,028
      8,300   Alcan Aluminium Ltd. .............................         283,756
     14,700   ATI Technologies Inc. ............................          83,678
      7,500   Bank of Nova Scotia ..............................         215,711
     44,500   Bombardier Inc., Class B .........................         685,864
     11,000   Inco Ltd.+ .......................................         183,820
      6,700   Magna International Inc., Class A ................         280,578
      5,900   Mitel Corporation ................................          47,530
      7,600   Rogers Communications Inc. .......................         128,016
     15,600   Thomson Corporation ..............................         596,161
                                                                    ------------
                                                                       2,663,142
                                                                    ------------
     FINLAND - 3.9%
     53,100   Nokia Oyj ........................................       2,368,014
      7,100   UPM-Kymmene Oyj ..................................         243,636
                                                                    ------------
                                                                       2,611,650
                                                                    ------------
     AUSTRALIA - 3.7%
     61,500   Australia & New Zealand Banking Group
                Ltd. ...........................................         491,400
     64,657   BHP Ltd. .........................................         681,026
     80,000   Cable and Wireless Optus Ltd. ....................         165,361
     86,671   Foster's Brewing Group Ltd. ......................         227,309
     11,208   Lend Lease Corporation Ltd. ......................         104,252
     13,009   News Corporation Ltd. ............................         101,198
      5,374   OneSteel Ltd. ....................................           2,837
     63,000   Santos Ltd. ......................................         210,736
     34,507   Westpac Banking Corporation Ltd. .................         252,982
     54,300   WMC Ltd. .........................................         231,025
                                                                    ------------
                                                                       2,468,126
                                                                    ------------
     ITALY - 2.2%
     12,300   Assicurazioni Generali ...........................         488,474
    100,500   ENI Spa ..........................................         641,610
      5,400   Fiat Spa+ ........................................         133,133
     99,000   Olivetti Spa+,** .................................         236,548
                                                                    ------------
                                                                       1,499,765
                                                                    ------------
     SWEDEN - 2.0%
     27,300   Ericsson LM, B Shares ............................         311,032
     18,400   Ericsson LM, Sponsored ADR .......................          205,850
     26,000   ForeningsSparbanken AB ...........................         398,176
     26,700   Svenska Handlesbanken AB, A Shares ...............         457,001
                                                                    ------------
                                                                       1,372,059
                                                                    ------------

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

DECEMBER 31, 2000

    SHARES                                                              VALUE
    ------                                                              -----
 COMMON STOCKS - (CONTINUED)
     SOUTH KOREA - 1.8%
     17,690   Hyundai Motor Company Ltd., GDR+ .................    $     97,295
        200   Korea Telecom Corporation, Sponsored ADR .........           6,200
      5,675   Samsung Electronics ..............................         708,814
      5,370   Samsung Electronics, GDR++ .......................         383,955
                                                                    ------------
                                                                       1,196,264
                                                                    ------------
     SINGAPORE - 1.6%
      4,000   Datacraft Asia Ltd. ..............................          18,880
     27,000   DBS Group Holdings Ltd. ..........................         305,186
     20,000   Singapore Press Holdings Ltd. ....................         295,266
    268,000   Singapore Technologies Engineering Ltd. ..........         431,204
      3,000   United Overseas Bank Ltd. (F) ....................          22,491
                                                                    ------------
                                                                       1,073,027
                                                                    ------------
     TAIWAN - 1.5%
     27,260   Asustek Computer Inc., GDR .......................          83,825
      9,620   Hon Hai Precision Industry Company Ltd.,
                GDR++ ..........................................          97,706
     47,458   Taiwan Semiconductor Manufacturing
                Company Ltd., Sponsored ADR+ ...................         818,651
                                                                    ------------
                                                                       1,000,182
                                                                    ------------
     MEXICO - 1.3%
     18,900   Telefonos de Mexico SA, Class L, Sponsored
                ADR ............................................         852,862
                                                                    ------------
     SPAIN - 0.9%
     20,500   Banco Bilbao Vizcaya Argentaria SA ...............         305,056
     13,980   Telefonica SA+ ...................................         231,002
      1,864   Telefonica SA, Sponsored ADR+ ....................          93,200
                                                                    ------------
                                                                         629,258
                                                                    ------------
     IRELAND - 0.8%
     21,797   Allied Irish Banks Plc ...........................         253,155
     14,085   CRH Plc ..........................................         262,094
                                                                    ------------
                                                                         515,249
                                                                    ------------
     NORWAY - 0.6%
      9,600   Norsk Hydro ASA ..................................         406,055
                                                                    ------------
     PORTUGAL - 0.5%
     16,800   Portugal Telecom SGPS SA .........................         153,626
     20,000   Telecel-Comunicacoes Pessoai SA ..................         217,813
                                                                    ------------
                                                                         371,439
                                                                    ------------
     GREECE - 0.2%
      7,456   Hellenic Bottling Company SA .....................         118,991
                                                                    ------------
     RUSSIA - 0.2%
      3,000   OAO Lukoil Holding, Sponsored ADR ................         111,000
                                                                    ------------
              Total Common Stocks
                (Cost $58,690,120) .............................      61,372,534
                                                                    ============
 CONVERTIBLE PREFERRED STOCK - 0.5%
   (Cost $338,711)
     JAPAN - 0.5%
 36,000,000   Sanwa International Finance Bermuda Trust,
                Conv. Pfd., 1.250% due 08/01/2005 (F) ..........    $    309,720
                                                                    ------------
 PREFERRED STOCKS - 0.2%
     SOUTH KOREA - 0.2%
      2,300   Samsung Electronics ..............................         125,454
                                                                    ------------
     ITALY - 0.0%***
      2,590   Fiat Spa .........................................          43,526
                                                                    ------------
              Total Preferred Stocks
                (Cost $244,495) ................................         168,980
                                                                    ============

    PRINCIPAL
     AMOUNT
     ------
 REPURCHASE AGREEMENT - 7.0%
   (Cost $4,718,000)
$ 4,718,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased at
                $4,720,988 on 01/02/2001, collateralized by
                $4,124,520 U.S. Treasury Bonds, having
                various interest rates and maturities
                (Market Value $4,787,378) ......................       4,718,000
                                                                    ------------

TOTAL INVESTMENTS (Cost $63,991,326*) .................     99.0%     66,569,234
OTHER ASSETS AND LIABILITIES (NET) ....................      1.0         658,180
                                                           -----    ------------
NET ASSETS ............................................    100.0%   $ 67,227,414
                                                           =====    ============

----------------------

  * Aggregate cost for federal tax purposes is $64,018,138.
 ** These securities or a partial position of these securities are on loan at December 31, 2000, and have an aggregate market value of $1,400,202, representing 2.1% of the total net assets of the Fund (note 6).
*** Amount represents less than 0.1% of net assets. + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

DECEMBER 31, 2000

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                     U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                                                                           NET
                             CONTRACTS TO RECEIVE                       UNREALIZED
              ---------------------------------------------------      APPRECIATION/
EXPIRATION            LOCAL              VALUE IN     IN EXCHANGE     (DEPRECIATION)
   DATE             CURRENCY              U.S. $       FOR U.S. $      OF CONTRACTS
----------    --------------------       --------     -----------     --------------
01/03/2001      GBP         22,708         33,924         33,597      $     327
01/04/2001      EUR         45,034         42,290         42,298             (8)
01/05/2001      JPY      4,001,600         35,077         34,994             83
01/19/2001      EUR      1,376,151      1,293,264      1,157,223        136,041
02/07/2001      EUR        509,019        478,749        442,999         35,750
02/09/2001      EUR        288,989        271,823        261,383         10,440
02/12/2001      EUR        334,992        315,127        303,808         11,319
02/20/2001      EUR        753,358        708,884        713,505         (4,621)
02/27/2001      EUR        325,952        306,786        270,855         35,931
03/01/2001      EUR        490,214        461,425        424,536         36,889
03/06/2001      CHF        384,440        237,235        224,460         12,775
03/07/2001      EUR        119,898        112,883        105,596          7,287
03/13/2001      EUR        271,501        255,676        239,765         15,911
04/03/2001      EUR        177,087        166,896        166,668            228
05/29/2001      EUR        932,818        880,792        777,095        103,697
06/06/2001      EUR        582,677        550,304        522,999         27,305
06/18/2001      EUR        811,901        767,052        708,298         58,754
06/26/2001      EUR         92,089         87,022         81,730          5,292
                                                                      ---------
                                                                      $ 493,400
                                                                      ---------

                 U.S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                                                                           NET
                             CONTRACTS TO DELIVER                       UNREALIZED
              ---------------------------------------------------      APPRECIATION/
EXPIRATION            LOCAL              VALUE IN     IN EXCHANGE     (DEPRECIATION)
   DATE             CURRENCY              U.S. $       FOR U.S. $      OF CONTRACTS
----------    --------------------       --------     -----------     --------------
01/04/2001    EUR           19,717         18,516         18,519      $       3
01/05/2001    GBP           33,055         49,384         49,286            (98)
01/08/2001    GBP           78,749        117,658        117,421           (237)
01/19/2001    JPY      125,161,000      1,099,827      1,157,218         57,391
02/09/2001    CAD          389,529        259,550        261,383          1,833
02/12/2001    GBP          201,933        301,890        303,808          1,918
02/20/2001    JPY       78,025,330        689,135        713,500         24,365
02/27/2001    JPY       30,118,000        266,294        270,854          4,560
02/28/2001    JPY       32,687,550        289,059        314,998         25,939
03/01/2001    CAD          653,319        435,472        424,537        (10,935)
03/06/2001    JPY       24,938,640        220,749        224,458          3,709
03/07/2001    CAD          163,229        108,811        105,596         (3,215)
03/13/2001    CAD          363,758        242,510        239,766         (2,744)
04/03/2001    HKD        1,300,000        166,887        166,669           (218)
05/29/2001    JPY       85,931,280        770,718        777,088          6,370
06/18/2001    JPY       79,415,299        714,333        708,298         (6,035)
06/26/2001    GBP           56,045         83,888         81,730         (2,158)
                                                                      ---------
                                                                      $ 100,448
                                                                      ---------
Net Unrealized Appreciation of Forward Foreign Currency
  Contracts ....................................................      $ 593,848
                                                                      =========

As of December 31, 2000, sector diversification was as follows:

                                                % OF
SECTOR DIVERSIFICATION                       NET ASSETS      VALUE
----------------------                       ----------   -----------
 COMMON STOCKS
Financial Services .....................         16.1%    $10,842,576
Telecommunications .....................         15.7      10,540,116
Technology .............................         14.9      10,009,782
Health Care ............................          8.7       5,850,520
Materials & Processing .................          5.0       3,344,193
Autos & Transportation .................          4.1       2,732,955
Consumer Staples .......................          3.3       2,250,119
REITS ..................................          3.3       2,225,397
Energy .................................          3.0       1,987,595
Retail .................................          2.9       1,961,730
Electronics & Electrical Products ......          2.7       1,799,455
Producer Durables ......................          2.5       1,651,543
Computer Software ......................          1.4         938,919
Multimedia .............................          1.2         822,240
Services ...............................          1.1         758,032
Airline ................................          0.3         231,946
Other ..................................          5.1       3,425,416
                                                -----     -----------
TOTAL COMMON STOCKS ....................         91.3      61,372,534
CONVERTIBLE PREFERRED STOCK ............          0.5         309,720
PREFERRED STOCKS .......................          0.2         168,980
REPURCHASE AGREEMENT ...................          7.0       4,718,000
                                                -----     -----------
TOTAL INVESTMENTS ......................         99.0      66,569,234
OTHER ASSETS AND LIABILITIES (NET) .....          1.0         658,180
                                                -----     -----------
NET ASSETS .............................        100.0%    $67,227,414
                                                =====     ===========

                                   GLOSSARY OF TERMS
    ADR       -- American Depository Receipt
    CAD       -- Canadian Dollar
    CHF       -- Swiss Francs
    EUR       -- EURO
    (F)       -- Foreign Shares
    GBP       -- Great Britain Pound Sterling
    GDR       -- Global Depository Receipt
    HKD       -- Hong Kong Dollar
    JPY       -- Japanese Yen

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

SHORT TERM INCOME FUND

DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                          -------------
CORPORATE BONDS AND NOTES - 36.9%

     FINANCIAL - 8.4%
$ 1,000,000   Goldman Sachs Group LP, Note,
                7.800% due 07/15/2002++ ........................   $   1,023,209
    325,000   Merrill Lynch & Company, Series B, Note,
                8.300% due 11/01/2002 ..........................         336,123
  2,000,000   Norwest Financial Inc., Sr. Note,
                7.000% due 01/15/2003 ..........................       2,029,926
    250,000   US West Capital Funding Inc., Company
                Guarantee,
                6.125% due 07/15/2002 ..........................         248,762
                                                                   -------------
                                                                   $   3,638,020
                                                                   -------------
     BANKS - 7.6%
  1,000,000   Chase Manhattan Corporation, Note,
                5.500% due 02/15/2001 ..........................         998,361
  1,000,000   First Chicago Corporation, Sub. Note,
                9.250% due 11/15/2001 ..........................       1,024,304
    250,000   Southern National Corporation, Sub. Note,
                7.050% due 05/23/2003 ..........................         253,170
  1,000,000   Wachovia Corporation, Sr. Unsub. Note,
                6.700% due 06/21/2004 ..........................       1,009,638
                                                                   -------------
                                                                       3,285,473
                                                                   -------------
     UTILITIES - 4.6%
  1,000,000   United Illuminating Company, Note,
                6.000% due 12/15/2003 ..........................         987,691
  1,000,000   Wisconsin Electric Power Company, Deb.,
                6.625% due 12/01/2002 ..........................       1,010,116
                                                                   -------------
                                                                       1,997,807
                                                                   -------------
     MEDIA - 3.5%
  1,500,000   Times Mirror Company, Note,
                6.650% due 10/15/2001 ..........................       1,503,541
                                                                   -------------
     ELECTRONICS/SEMICONDUCTORS - 3.0%
  1,500,000   Analog Devices Inc., Conv. Sub. Note,
                4.750% due 10/01/2005++ ........................       1,325,625
                                                                   -------------
     RETAIL SALES - 2.9%
    250,000   Federated Department Stores Inc., Bond,
                6.790% due 07/15/2027 ..........................         244,453
  1,000,000   Wal-Mart Stores Inc., Sr. Note,
                6.150% due 08/10/2001 ..........................       1,000,874
                                                                   -------------
                                                                       1,245,327
                                                                   -------------
     REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 2.4%
    100,000   Colonial Realty LP, Note,
                7.500% due 07/15/2001 ..........................          99,961
    250,000   Oasis Residential Inc., Note,
                6.750% due 11/15/2001 ..........................         249,032
    600,000   Sun Communities Inc., Sr. Note,
                7.625% due 05/01/2003 ..........................         604,655
    100,000   SUSA Partnership LP, Note,
                7.125% due 11/01/2003 ..........................          99,322
                                                                   -------------
                                                                       1,052,970
                                                                   -------------

     ADVERTISING AGENCIES - 2.4%
$ 1,000,000   Interpublic Group Companies, Inc., Note,
                7.875% due 10/15/2005 ..........................   $   1,028,296
                                                                   -------------
     OIL & GAS - 1.1%
    500,000   Occidental Petroleum Company, Sr. Note,
                6.400% due 04/01/2003 ..........................         495,482
                                                                   -------------

     CHEMICAL - 0.6%
    100,000   Equistar Chemicals LP, Note,
                9.125% due 03/15/2002 ..........................          98,133
    150,000   Lyondell Petrochemical Company, MTN,
                9.750% due 09/04/2003++ ........................         156,657
                                                                   -------------
                                                                         254,790
                                                                   -------------
     AEROSPACE/DEFENSE - 0.4%
    200,000   Lockheed Martin Corporation,
                 Company Guarantee,
                6.850% due 05/15/2001 ..........................         199,872
                                                                   -------------
              Total Corporate Bonds and Notes
                (Cost $15,934,321) .............................      16,027,203
                                                                   -------------

 ASSET-BACKED SECURITIES - 20.6%
  2,000,000   ANRC Auto Owner Trust, 1999-A A3,
                6.750% due 12/15/2003 ..........................       2,015,970
  1,500,000   California Infrastructure PG&E-1,
                1997-1 A6,
                6.320% due 09/25/2005 ..........................       1,514,722
    102,580   Carco  Auto Loan Master Trust,
                1997-1 A,
                6.689% due 08/15/2004 ..........................         102,772
  1,000,000   Conseco Finance Lease, LLC, 2000-1 A4,
                7.480% due 08/20/2005 ..........................       1,028,325
    851,765   FFCA Secured Lending Corporation,
                1999-2 WA1A,
                7.130% due 02/18/2009++ ........................         870,398
    500,000   First USA Credit Card Master Trust,
                1997-6 A,
                6.420% due 03/17/2005 ..........................         504,673
              Green Tree Financial Corporation:
    250,000     1995-1 B2,
                9.200% due 06/15/2025 ..........................         179,561
    138,163     1995-6 B1,
                7.700% due 09/15/2026 ..........................         140,696
     11,833   Green Tree Home Equity Loan Trust,
                1997-B A5,
                7.150% due 06/15/2028 ..........................          11,859
    165,000   Green Tree Home Improvement,
                1995-D B2,
                7.450% due 09/15/2025 ..........................         161,331
    209,359   Mid-State Trust, Series 4-A,
                8.330% due 04/01/2030 ..........................         223,056
  1,500,000   Providian Master Trust, 1997-4 A,
                6.250% due 06/15/2007 ..........................       1,513,658
    700,000   Standard Credit Card Master Trust,
                1994-4  A,
                8.250% due 11/07/2003 ..........................         712,639
                                                                   -------------
              Total Asset-Backed Securities
                (Cost $8,952,130) ..............................       8,979,660
                                                                   -------------

                       See Notes to Financial Statements.

SHORT TERM INCOME FUND

DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                          -------------

 U.S. TREASURY NOTES - 12.7%
$ 5,000,000     5.250% due 05/31/2001** ........................   $   4,991,135
    500,000     5.625% due 02/15/2006** ........................         511,897
                                                                   -------------
              Total U.S. Treasury Notes
                (Cost $5,493,380) ..............................       5,503,032
                                                                   -------------

 U.S. GOVERNMENT AGENCY OBLIGATION - 5.4%
   (Cost $2,237,065)
  2,250,000   Federal Home Loan Mortgage Corporation, Note,
                6.875% due 01/15/2005 ..........................       2,343,562
                                                                   -------------

 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES - 10.0%

     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 6.5%
    783,908   # 252214,
                6.500% due 01/01/2014 ..........................         784,709
    105,029   # 313257,
                6.793% due 11/01/2035 ..........................         104,796
    149,431   # 313641,
                8.500% due 11/01/2017 ..........................         155,665
    805,730   # 456445,
                6.500% due 01/01/2014 ..........................         806,553
    938,399   # 523795,
                8.000% due 05/01/2027 ..........................         969,890
                                                                   -------------
              Total FNMAs (Cost $2,811,627) ....................       2,821,613
                                                                   -------------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 2.7%
     42,096   # 1991,
                9.000% due 04/20/2025 ..........................          43,701
     19,828   # 140834,
                11.000% due 12/15/2015 .........................          21,669
      4,554   # 144538,
                11.000% due 12/15/2015 .........................           4,977
     40,014   # 151670,
                11.000% due 12/15/2015 .........................          43,731
     57,871   # 213862,
                10.000% due 09/15/2018 .........................          62,351
     49,809   # 225305,
                10.000% due 02/15/2018 .........................          53,666
     14,646   # 234561,
                10.000% due 12/15/2017 .........................          15,778
     19,271   # 254937,
                10.000% due 06/15/2019 .........................          20,757
     34,858   # 257814,
                10.000% due 09/15/2018 .........................          37,556
    121,827   # 264735,
                10.000% due 02/15/2019 .........................         131,227
     55,655   # 289333,
                10.000% due 05/15/2020 .........................          59,867
     91,193   # 291116,
                10.000% due 06/15/2020 .........................          98,095
     27,822   # 293511,
                10.000% due 07/15/2020 .........................          29,928
    115,424   # 400224,
                8.000% due 06/15/2009 ..........................         119,223
$   163,370   # 453963,
                8.000% due 08/15/2012 ..........................   $     168,918
     79,133   # 780081,
                10.000% due 02/15/2025 .........................          84,327
     16,772   # 780121,
                10.000% due 04/15/2025 .........................          17,873
     17,989   # 780141,
                10.000% due 12/15/2020 .........................          19,351
    118,013   # 780317,
                9.000% due 12/15/2020 ..........................         123,722
                                                                   -------------
              Total GNMAs (Cost $1,163,804) ....................       1,156,717
                                                                   -------------
     ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES
       (ARMS) - 0.6%
     95,047   Federal National Mortgage Association
                (FNMA), # 82247,
                6.750% due 04/01/2019 ..........................          94,953
     57,274   Federal Home Loan Mortgage Corporation
                (FHLMC), # 845988,
                8.168% due 11/01/2021+ .........................          57,865
              Federal National Mortgage Association
                (FNMA):
     12,391     # 124571,
                8.238% due 11/01/2022+ .........................          12,803
     57,683     # 141461,
                8.188% due 11/01/2021+ .........................          59,568
     34,581     # 152205,
                7.669% due 01/01/2019+ .........................          35,566
                                                                   -------------
              Total ARMSs (Cost $259,945) ......................         260,755
                                                                   -------------
     FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.2%
       (Cost $106,892)
     99,814   # A01226,
                9.500% due 08/01/2016 ..........................         106,077
                                                                   -------------
              Total U.S. Government Agency
                Mortgage-Backed Securities
                (Cost $4,342,268) ..............................       4,345,162
                                                                   -------------

 COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 7.0%
     14,728   Countrywide Funding Corporation,
                1994-1 A3,
                6.250% due 03/25/2024 ..........................          14,572
  2,072,000   Prudential Home Mortgage Securities,
                1993-18 A6,
                7.000% due 06/25/2023 ..........................       2,097,010
    350,000   Residential Asset Securitization Trust,
                1997-A6 A5,
                7.250% due 09/25/2012 ..........................         348,899
    610,015   Residential Funding Mortgage Security I,
                1995-S14 A8,
                7.500% due 09/25/2025 ..........................         610,408
                                                                   -------------
              Total CMOs (Cost $3,033,918) .....................       3,070,889
                                                                   -------------


                       See Notes to Financial Statements.
80

SHORT TERM INCOME FUND

DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                          -------------
 COMMERCIAL MORTGAGE-BACKED
   SECURITIES (CMBS) - 4.0%
$   902,986   GMAC Commercial Mortgage Securities Inc.,
                1999-CTL, Class A,
                7.151% due 02/15/2008++ ........................   $     924,714
    807,920   Morgan Stanley Capital I, 1999-CAMI A1,
                6.540% due 04/15/2004 ..........................         815,565
                                                                   -------------
              Total CMBSs (Cost $1,709,704) ....................       1,740,279
                                                                   -------------

 REPURCHASE AGREEMENT - 2.7%
   (Cost $1,178,000)
$ 1,178,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased at
                $1,178,746 on 01/02/2001, collateralized by
                $1,029,819 U.S. Treasury Bonds, having
                various interest rates and maturities (Market
                Value $1,195,322) ..............................   $   1,178,000
                                                                   -------------
TOTAL INVESTMENTS (Cost $42,880,786*) ..................   99.3%      43,187,787
OTHER ASSETS AND LIABILITIES (NET) .....................    0.7          291,295
                                                          -----    -------------
NET ASSETS .............................................  100.0%   $  43,479,082
                                                          =====    =============

----------------------

  * Aggregate cost for federal tax purposes.
 ** These securities or a partial position of these securities are on loan at December 31, 2000, and have an aggregate market value of $5,503,032, representing 12.7% of the total net assets of the Fund (note 6).
  + Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2000.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


                                   GLOSSARY OF TERMS
    MTN       -- Medium Term Note




                       See Notes to Financial Statements.
                                                                              81

PORTFOLIO of INVESTMENTS
U.S. GOVERNMENT SECURITIES FUND

DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                          -------------
 U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED SECURITIES - 61.3%
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 21.2%
$ 6,292,786     6.500% due 11/01/2028-04/01/2029 ...............   $   6,214,173
  5,892,657     7.000% due 08/01/2028-04/01/2029 ...............       5,914,091
  2,157,201     7.500% due 11/01/2029 ..........................       2,192,202
  2,826,100     8.000% due 05/01/2022-09/01/2027 ...............       2,916,630
  2,683,990     8.500% due 02/01/2023-10/01/2027 ...............       2,780,619
  2,951,933     9.000% due 09/01/2030 ..........................       3,050,163
                                                                   -------------
              Total FNMAs (Cost $22,914,577) ...................      23,067,878
                                                                   -------------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 20.4%
    906,787     6.000% due 02/20/2029 ..........................         877,846
  2,909,916     6.500% due 02/20/2029 ..........................       2,870,038
  6,964,949     7.000% due 01/15/2028-08/20/2029 ...............       6,990,730
  4,391,349     7.500% due 01/15/2023-11/15/2023 ...............       4,487,005
  2,497,466     7.750% due 12/15/2029 ..........................       2,549,520
  4,355,206     8.000% due 07/15/2026-06/20/2030 ...............       4,453,238
     27,528     9.000% due 08/15/2021 ..........................          28,849
                                                                   -------------
              Total GNMAs (Cost $21,990,362) ...................      22,257,226
                                                                   -------------

     FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 19.7%
    676,849     5.500% due 12/01/2008 ..........................         666,528
  1,833,014     6.000% due 01/01/2013 ..........................       1,815,392
  2,732,556     6.500% due 01/01/2023-03/01/2029 ...............       2,713,722
  9,603,490     7.000% due 04/01/2008-12/01/2030 ...............       9,645,154
  3,990,519     8.000% due 07/01/2007-12/01/2030 ...............       4,071,074
  2,020,928     8.500% due 07/01/2029 ..........................       2,085,997
    411,092     8.750% due 01/01/2013 ..........................         424,302
                                                                   -------------
              Total FHLMCs (Cost $21,366,096) ..................      21,422,169
                                                                   -------------
              Total U.S. Government Agency Mortgage-
                Backed Securities (Cost $66,271,035) ...........      66,747,273
                                                                   -------------

 COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 19.9%
              Federal National Mortgage Association, REMIC,
                  Pass-through Certificates:
    365,573     Series 1989-90, Class E,
                8.700% due 12/25/2019 ..........................         379,281
  6,147,912     Series 1992-55, Class DZ,
                8.000% due 04/25/2022 ..........................       6,313,440
  7,239,598     Series 1992-83, Class X,
                7.000% due 02/25/2022 ..........................       7,295,999
  3,000,000     Series 2000-T5, Class B,
                7.300% due 05/25/2010 ..........................       3,222,631
    460,633   Residential Funding Mortgage Security,
                Series 1992-S39, Class A8,
                7.500% due 11/25/2007 ..........................         461,386
  3,853,000   Vendee Mortgage Trust,
                Series 2000-2, Class G,
                7.500% due 10/15/2009 ..........................       3,969,234
                                                                   -------------
              Total CMOs (Cost $20,009,337) ....................      21,641,971
                                                                   -------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.8%
              Federal Farm Credit Bank, Note:
$ 1,500,000     5.730% due 04/14/2003 ..........................   $   1,492,163
  2,000,000     5.700% due 06/18/2003 ..........................       2,002,854
              Federal Home Loan Bank, Bond:
  2,000,000     5.305% due 03/26/2001 ..........................       1,995,940
  2,000,000     7.350% due 02/28/2003 ..........................       2,003,564
  1,000,000     6.135% due 02/17/2009 ..........................         971,875
  2,500,000     6.500% due 08/14/2009 ..........................       2,581,018
  1,000,000   Federal Home Loan Bank, MTN,
                5.705% due 03/19/2003 ..........................       1,002,882
  2,000,000   Housing Urban Development, Series 99-A,
                Government Guarantee,
                6.160% due 08/01/2011 ..........................       1,922,328
                                                                   -------------
              Total U.S. Government Agency Obligations
                (Cost $14,161,975) .............................      13,972,624
                                                                   -------------

 U.S. TREASURY OBLIGATIONS - 3.2%
     U.S. TREASURY BONDS - 1.6%
    300,000     12.750% due 11/15/2010 .........................         394,418
  1,300,000     6.250% due 08/15/2023 ..........................       1,406,310
                                                                   -------------
                                                                       1,800,728
                                                                   -------------
     U.S. TREASURY NOTES - 1.6%
  1,000,000     4.875% due 03/31/2001 ..........................         997,813
    325,000     6.625% due 03/31/2002 ..........................         329,794
    350,000     6.250% due 02/15/2007 ..........................         369,975
                                                                   -------------
                                                                       1,697,582
                                                                   -------------

              Total U.S. Treasury Obligations
                (Cost $3,380,653) ..............................       3,498,310
                                                                   -------------
 REPURCHASE AGREEMENT - 2.0%
   (Cost $2,151,000)
  2,151,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased at
                $2,152,362 on 01/02/2001, collateralized by
                $1,880,424 U.S. Treasury Bonds, having
                various interest rates and maturities
                (Market Value $2,182,630) ......................       2,151,000
                                                                   -------------
TOTAL INVESTMENTS (Cost $105,974,000*) .................   99.2%     108,011,178
OTHER ASSETS AND LIABILITIES (NET) .....................    0.8          836,658
                                                          -----    -------------
NET ASSETS .............................................  100.0%   $ 108,847,836
                                                          =====    =============

----------------------

  *Aggregate cost for federal tax purposes.


                                   GLOSSARY OF TERMS
    MTN       -- Medium Term Note
    REMIC     -- Real Estate Mortgage Investment Conduit

                       See Notes to Financial Statements.
82

PORTFOLIO of INVESTMENTS
INCOME FUND

DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                          -------------
 CORPORATE BONDS AND NOTES - 53.2%
     MEDIA/TELECOMMUNICATIONS - 9.9%
$ 2,500,000   Cox Communications Inc., Note,
                7.875% due 08/15/2009 ..........................   $   2,611,887
  4,000,000   Deutsche Telephone Finance, Bond,
                8.000% due 06/15/2010** ........................       4,079,352
  1,200,000   News America Holdings Inc., Sr. Deb.,
                8.000% due 10/17/2016 ..........................       1,161,852
  1,700,000   Northern Telecom Capital, Sub. Note,
                7.400% due 06/15/2006 ..........................       1,702,975
    300,000   Time Warner Inc., Deb.,
                9.150% due 02/01/2023 ..........................         351,779
  2,000,000   Vodafone Airtouch, Unsub. Note,
                7.750% due 02/15/2010 ..........................       2,073,666
  1,000,000   Winstar Communications Inc., Sr. Note,
                12.750% due 04/15/2010++ .......................         665,000
                                                                   -------------
                                                                      12,646,511
                                                                   -------------
     TRANSPORTATION (EXCLUDING AUTO) - 9.8%
  1,000,000   Boeing Company, Deb.,
                8.750% due 08/15/2021 ..........................       1,212,693
  2,000,000   Burlington Northern Santa Fe, Deb.,
                8.125% due 04/15/2020 ..........................       2,127,742
  1,000,000   Consolidated Rail Corporation, Deb.,
                9.750% due 06/15/2020 ..........................       1,170,459
    857,183   Continental Airlines Inc., Pass-through
                Certificates, Series 974C,
                6.800% due 07/02/2007 ..........................         841,073
              Norfolk Southern Corporation:
  1,000,000     Bond,
                7.800% due 05/15/2027** ........................       1,033,049
  2,500,000     Sr. Note,
                6.200% due 04/15/2009 ..........................       2,407,713
  2,000,000   Southwest Airlines Company, Pass-through
                Certificates, Series A-4,
                9.150% due 07/01/2016 ..........................       2,339,350
  1,300,000   United Air Lines Inc., Pass-through
                Certificates,
                9.560% due 10/19/2018 ..........................       1,310,082
                                                                   -------------
                                                                      12,442,161
                                                                   -------------
     INDUSTRIAL/DEFENSE - 5.1%
    663,000   Caterpillar Inc., Deb.,
                9.750% due 06/01/2019 ..........................         691,755
              Lockheed Martin Corporation:
  1,500,000     Company Guarantee,
                7.250% due 05/15/2006 ..........................       1,555,965
  2,000,000     Note,
                8.200% due 12/01/2009 ..........................       2,202,004
    200,000   Ogden Corporation, Deb.,
                9.250% due 03/01/2022 ..........................         146,575
  1,800,000   Praxair Inc., Deb.,
                8.700% due 07/15/2022 ..........................       1,840,876
                                                                   -------------
                                                                       6,437,175
                                                                   -------------

     FINANCIAL - 4.3%
$ 1,000,000   Abbey National Plc, Sub. Note,
                6.690% due 10/17/2005 ..........................   $   1,010,591
    500,000   American General Corporation, Note,
                7.500% due 07/15/2025 ..........................         495,695
  1,000,000   Barclays North American Capital
                Corporation, Deb.,
                9.750% due 05/15/2021 ..........................       1,050,774
  1,000,000   Hartford Life Insurance Company, Deb.,
                7.650% due 06/15/2027 ..........................       1,019,116
  2,000,000   Merrill Lynch & Company Inc., Note,
                6.000% due 02/17/2009 ..........................       1,895,886
                                                                   -------------
                                                                       5,472,062
                                                                   -------------
     RETAIL SALES - 4.2%
  1,000,000   Fred Meyer Inc., Company Guarantee,
                7.450% due 03/01/2008 ..........................       1,026,708
              May Department Stores Company, Deb.:
  1,000,000     8.375% due 10/01/2022 ..........................       1,080,059
    600,000     8.375% due 08/01/2024 ..........................         652,276
  2,500,000   Safeway Inc., Note,
                7.500% due 09/15/2009 ..........................       2,619,620
                                                                   -------------
                                                                       5,378,663
                                                                   -------------
     OIL & GAS - 3.6%
  1,200,000   ANR Pipeline Company, Deb.,
                9.625% due 11/01/2021 ..........................       1,433,386
  1,000,000   Enron Corporation, Note,
                6.450% due 11/15/2001 ..........................         999,197
    500,000   Petro-Canada, Deb.,
                9.250% due 10/15/2021 ..........................         584,065
  1,000,000   Phillips Petroleum Company, Deb.,
                9.180% due 09/15/2021 ..........................       1,062,209
    500,000   Trans-Canada Pipeline Corporation, Deb.,
                8.500% due 03/20/2023 ..........................         543,672
                                                                   -------------
                                                                       4,622,529
                                                                   -------------
     AUTO - 3.5%
    400,000   Ford Holdings Inc., Company Guarantee,
                9.300% due 03/01/2030 ..........................         452,503
              Ford Motor Company, Deb.:
    600,000     8.875% due 11/15/2022 ..........................         616,584
    250,000     8.900% due 01/15/2032 ..........................         272,607
  2,000,000   Ford Motor Credit Company, Note,
                7.375% due 10/28/2009 ..........................       2,003,160
  1,000,000   General Motors Corporation, Deb.,
                9.400% due 07/15/2021 ..........................       1,167,767
                                                                   -------------
                                                                       4,512,621
                                                                   -------------

                       See Notes to Financial Statements.
                                                                              83

INCOME FUND

DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                          -------------
 CORPORATE BONDS AND NOTES - (CONTINUED)
     BANKS - 3.0%
$   400,000   Banc One Corporation, Sub. Note,
                10.000% due 08/15/2010 .........................   $     463,800
     82,000   Barnett Banks, Florida, Inc., Sub. Note,
                10.875% due 03/15/2003 .........................          89,302
    230,000   Citicorp, Sub. Note,
                8.625% due 12/01/2002 ..........................         240,191
              First Chicago Corporation, Sub. Note:
    600,000     11.250% due 02/20/2001 .........................         603,161
    100,000     9.250% due 11/15/2001 ..........................         102,430
  1,040,000   Fleet/Norstar Financial Group, Inc., Sub. Note,
                9.900% due 06/15/2001 ..........................       1,056,098
  1,100,000   NCNB Corporation, Sub. Note,
                9.375% due 09/15/2009 ..........................       1,259,145
                                                                   -------------
                                                                       3,814,127
                                                                   -------------
     INFORMATION TECHNOLOGY - 2.4%
  1,000,000   Adaptec Inc., Conv. Sub. Note,
                4.750% due 02/01/2004 ..........................         802,500
  2,000,000   Conexant Systems Inc., Conv. Sub. Note,
                4.000% due 02/01/2007 ..........................       1,097,500
  1,500,000   Network Associates Inc., Conv. Sub Deb.,
                Zero coupon due 02/13/2018 .....................         446,250
  1,000,000   S3, Inc., Conv. Sub. Note,
                5.750% due 10/01/2003 ..........................         698,750
                                                                   -------------
                                                                       3,045,000
                                                                   -------------
     CONSUMER NON-DURABLES/SERVICES - 2.3%
  1,750,000 Carnival Corporation, Deb.,
                7.200% due 10/01/2023 ..........................       1,591,641
  1,000,000   Mattel Inc., Note,
                7.300% due 06/13/2011 ..........................         889,942
    500,000   Waste Management Inc., Conv. Sub. Note,
                4.000% due 02/01/2002 ..........................         483,750
                                                                   -------------
                                                                       2,965,333
                                                                   -------------
     HEALTH CARE - 2.1%
  2,000,000   HCA - The Healthcare Company, Note,
                8.750% due 09/01/2010 ..........................       2,115,384
    250,000   HIH Capital Ltd., Conv. Note,
                7.500% due 09/25/2006 ..........................         107,191
    500,000   Medical Care International Inc.
                (Columbia), Conv. Sub. Deb.,
                6.750% due 10/01/2006 ..........................         483,125
                                                                   -------------
                                                                       2,705,700
                                                                   -------------
     UTILITIES - 2.0%
    200,000   Duke Power Company, First and Refundable
                Mortgage,
                6.875% due 08/01/2023 ..........................         181,229
    700,000   Florida Power & Light Company,
                First Mortgage,
                7.050% due 12/01/2026 ..........................         647,625
              Texas Utilities Electric Company:
    150,000     First and Collateral Mortgage,
                8.500% due 08/01/2024 ..........................         158,062
  1,500,000     First Mortgage,
                7.875% due 04/01/2024 ..........................       1,507,513
                                                                   -------------
                                                                       2,494,429
                                                                   -------------

     FOREIGN GOVERNMENT (U.S. DOLLAR DENOMINATED) - 0.8%
$ 1,000,000   Mexican United States, Bond,
                9.875% due 02/01/2010** ........................   $   1,075,500
                                                                   -------------
     GAMING - 0.2%
    250,000   Riviera Holdings Corporation,
                Company Guarantee,
                10.000% due 08/15/2004 .........................         223,437
                                                                   -------------
              Total Corporate Bonds and Notes
                (Cost $67,769,092) .............................      67,835,248
                                                                   -------------
 U.S. TREASURY OBLIGATIONS - 19.9%
     U.S. TREASURY NOTES - 16.2%
  7,000,000     5.500% due 05/31/2003** ........................       7,059,857
  1,500,000     6.125% due 08/15/2007** ........................       1,579,571
  9,000,000     5.625% due 05/15/2008** ........................       9,247,356
  2,650,000     6.000% due 08/15/2009** ........................       2,797,867
                                                                   -------------
                                                                      20,684,651
                                                                   -------------
     U.S. TREASURY BONDS - 3.7%
  2,000,000     13.750% due 08/15/2004 .........................       2,559,220
  2,000,000     6.000% due 02/15/2026** ........................       2,107,932
                                                                   -------------
                                                                       4,667,152
                                                                   -------------
              Total U.S. Treasury Obligations
                (Cost $24,341,124) .............................      25,351,803
                                                                   -------------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES - 14.0%
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 5.5%
  6,795,346   # 2882,
                7.000% due 02/20/2030 ..........................       6,794,113
    170,203   # 386671
                9.000% due 02/15/2025 ..........................         177,474
                                                                   -------------
              Total GNMAs (Cost $6,640,031) ....................       6,971,587
                                                                   -------------
     FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 4.9%
    127,222   # C00385, GOLD,
                9.000% due 01/01/2025 ..........................         132,674
  2,303,810   # C00785
                6.500% due 06/01/2029 ..........................       2,273,645
  3,977,743   # C29918
                6.500% due 08/01/2029 ..........................       3,925,660
                                                                   -------------
              Total FHLMCs (Cost $6,019,309) ...................       6,331,979
                                                                   -------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 3.6%
  2,000,000   # 460308,
                7.630% due 02/01/2010 ..........................       2,171,304
  2,406,616   # 529010
                7.000% due 01/01/2030 ..........................       2,410,913
                                                                   -------------
              Total FNMAs (Cost $4,328,000) ....................       4,582,217
                                                                   -------------
              Total U.S. Government Agency
                Mortgage-Backed Securities
                (Cost $16,987,340) .............................      17,885,783
                                                                   -------------


                       See Notes to Financial Statements.
84

INCOME FUND

DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                          -------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.6%
              Federal Home Loan Mortgage Corporation, Note:
$ 2,500,000     6.875% due 01/15/2005 ..........................    $  2,603,958
  3,000,000     7.000% due 03/15/2010 ..........................       3,215,703
                                                                    ------------
              Total U.S. Government Agency Obligations
                (Cost $5,431,832) ..............................       5,819,661
                                                                    ------------

 REPURCHASE AGREEMENT - 6.8%
   (Cost $8,652,000)
$ 8,652,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased at
                $8,657,480 on 01/02/2001, collateralized by
                $7,563,659 U.S. Treasury Bonds, having
                various interest rates and maturities
                (Market Value $8,779,227) ......................    $  8,652,000
                                                                    ------------
TOTAL INVESTMENTS (Cost $123,181,388*) .................   98.5%     125,544,495
OTHER ASSETS AND LIABILITIES (NET) .....................    1.5        1,960,071
                                                          -----     ------------
NET ASSETS .............................................  100.0%    $127,504,566
                                                          =====     ============

----------------------

  *  Aggregate cost for federal tax purposes.
 ** These securities or a partial position of these securities are on loan at December 31, 2000, and have an aggregate market value of $21,169,226, representing 16.6% of the total net assets of the Fund (note 6).
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                                   GLOSSARY OF TERMS
         GOLD --Payments are on an accelerated 45-day payment cycle instead of a 75-day payment cycle.




                       See Notes to Financial Statements.
                                                                              85

PORTFOLIO of INVESTMENTS
MONEY MARKET FUND

DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                          -------------
 COMMERCIAL PAPER (DOMESTIC) - 41.5%
$   650,000   American Express Credit Corporation,
                6.560% due 01/09/2001+++ .......................   $     649,052
    650,000   Caterpillar Financial Services Corporation,
                6.400% due 02/23/2001+++ .......................         643,876
    650,000   Columbia University,
                6.440% due 02/09/2001+++ .......................         645,465
    650,000   Ford Motor Credit Corporation,
                6.400% due 02/12/2001+++ .......................         645,147
    650,000   General Electric Capital Corporation,
                6.530% due 01/19/2001+++ .......................         647,878
    650,000   Goldman Sachs Group, Inc.,
                6.350% due 02/16/2001+++ .......................         644,726
    650,000   Morgan Stanley Dean Witter Discover,
                6.580% due 01/30/2001+++ .......................         646,555
    650,000   National Rural Utilities Cooperative
                Finance Corporation,
                6.510% due 01/19/2001+++ .......................         647,884
    650,000   Private Export Funding Corporation,
                6.420% due 01/04/2001+++,# .....................         649,652
    465,000   State Street Corporation,
                6.570% due 01/24/2001+++ .......................         463,048
    650,000   Wells Fargo & Company,
                6.540% due 01/12/2001+++ .......................         648,701
    650,000   Windmill Funding Corporation,
                6.600% due 01/10/2001+++,# .....................         648,928
                                                                   -------------
              Total Commercial Paper (Domestic)
                (Cost $7,580,912) ..............................       7,580,912
                                                                   -------------

 COMMERCIAL PAPER (YANKEE) - 14.2%
    650,000   Abbey National North America Corporation,
                6.515% due 01/25/2001+++ .......................         647,177
    650,000   American Honda Finance Corporation,
                6.520% due 02/23/2001+++ .......................         643,761
    650,000   ANZ (Delaware), Inc.,
                6.550% due 01/08/2001+++ .......................         649,172
    650,000   Toyota Credit de Puerto Rico Corporation,
                6.590% due 01/31/2001+++ .......................         646,430
                                                                   -------------
              Total Commercial Paper (Yankee)
                (Cost $2,586,540) ..............................       2,586,540
                                                                   -------------

 CORPORATE BONDS AND NOTES - 13.4%
    500,000   Everett Clinic, P.S., Note,
                6.760% due 12/01/2018++ ........................         500,000
    800,000   Fifth Third Bank, Note,
                6.550% due 01/29/2001 ..........................         795,925
    500,000   First Union National Bank, Note,
                6.672% due 02/15/2001++ ........................         499,966
    650,000   Fleet National Bank, Note,
                6.790% due 12/14/2001++ ........................         651,375
                                                                   -------------
              Total Corporate Bonds and Notes
                (Cost $2,447,266) ..............................       2,447,266
                                                                   -------------

 CERTIFICATE OF DEPOSIT (DOMESTIC) - 3.6%
   (Cost $650,000)
    650,000   Bank of America, N.A.,
                6.190% due 02/05/2001 ..........................         650,000
                                                                   -------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.7%
     FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 7.1%
$   650,000     6.350% due 01/30/2001 ..........................   $     646,675
    650,000     6.680% due 11/07/2001 ..........................         650,000
                                                                   -------------
              Total FHLMCs (Cost $1,296,675) ...................       1,296,675
                                                                   -------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 7.1%
    650,000     6.420% due 01/18/2001+++ .......................         648,029
    650,000     6.350% due 01/25/2001+++ .......................         647,248
                                                                   -------------
              Total FNMAs (Cost $1,295,277) ....................       1,295,277
                                                                   -------------
     FEDERAL HOME LOAN BANK (FHLB) - 3.5%
       (Cost $650,000)
    650,000   7.000% due 06/14/2001 ............................         650,000
                                                                   -------------
              Total U.S. Government Agency Obligations
                (Cost $3,241,952) ..............................       3,241,952
                                                                   -------------

 MUNICIPAL BONDS - 5.9%
    275,000   California Housing Finance Agency Revenue,
                Home Mortgage, Series H, Taxable Bond,
                6.710% due 08/01/2019+ .........................         275,000
    305,000   Riviera Beach, Florida, Water and Sewer
                Revenue, Taxable Bond,
                7.500% due 10/01/2001 ..........................         306,813
    495,000   The Colony, Texas, Water and Sewer Revenue,
                Taxable Bond,
                6.375% due 08/01/2001 ..........................         493,938
                                                                   -------------
              Total Municipal Bonds
                (Cost $1,075,751) ..............................       1,075,751
                                                                   -------------

 REPURCHASE AGREEMENT - 3.6%
   (Cost $668,000)
    668,000   Agreement with Goldman Sachs & Company,
                5.700% dated 12/29/2000, to be repurchased
                at $668,423 on 01/02/2001, collateralized by
                $583,972 U.S. Treasury Bonds, having various
                interest rates and maturities
                (Market Value $677,823), .......................         668,000
                                                                   -------------
TOTAL INVESTMENTS (Cost $18,250,421*) ..................   99.9%      18,250,421
OTHER ASSETS AND LIABILITIES (NET) .....................    0.1           14,200
                                                          -----    -------------
NET ASSETS .............................................  100.0%   $  18,264,621
                                                          =====    =============

----------------------
  *  Aggregate cost for federal tax purposes.
  + Variable rate securities payable upon not more than seven calendar days notice, and secured by bank letters of credit. The interest rate shown reflects the rate in effect at December 31, 2000.
 ++ Floating rate security whose interest rate is reset periodically based on an index.
+++  Rate represents discount rate at the date of purchase (unaudited).
  # Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


                       See Notes to Financial Statements.
86

NOTES to FINANCIAL statements

WM VARIABLE TRUST

1.  ORGANIZATION AND BUSINESS

The WM Variable Trust (the "Trust") was organized as a Massachusetts business trust on January 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers sixteen managed investment funds, consisting of five
Portfolios: Strategic Growth, Conservative Growth, Balanced, Conservative Balanced (formerly known as "Income Portfolio") and Flexible Income Portfolios and eleven Funds: Equity Income (formerly known as "Bond & Stock Fund"), Growth & Income, Growth Fund of the Northwest (formerly known as "Northwest Fund"), Growth, Mid Cap Stock, Small Cap Stock (formerly known as "Emerging Growth Fund") and International Growth Funds (collectively, the "Equity Funds"); Short Term Income (formery known as "Short Term High Quality Bond Fund"), U.S. Government Securities and Income Funds (collectively, the "Bond Funds"); and Money Market Fund (the "Money Fund") to the public through certain variable annuity contracts offered by American General Life Insurance Company ("AG Life"). The Portfolios offer a range of asset allocation strategies by investing in certain of the Funds and the WM High Yield Fund (the "Underlying Funds").

WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios and Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Except as otherwise noted, a security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and U.S. Government Securities) are valued at the over-the-counter bid prices, or if no sale occurred on such day, at the mean of the current bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern time, if that is earlier. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments) are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trust. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Trust's Board of Trustees (the "Board of Trustees"), which may rely on the assistance of one or more Pricing Services. The procedures of each Pricing Service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees.

The investments of the Money Fund are valued on the basis of amortized cost, which approximates market value, so long as the Board of Trustees determines that this method constitutes fair value. Amortized cost valuation involves initially valuing a portfolio instrument at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Money Fund attempts to maintain a constant net asset value of $1.00 per share.

Restricted securities and certain other assets are valued by the investment advisor under the supervision of the Board of Trustees.

WM VARIABLE TRUST

Investments in Underlying Funds owned by the Portfolios are valued at their net asset value per share determined as of the close of the New York Stock Exchange on the valuation date.

REPURCHASE AGREEMENTS:

Each Portfolio or Fund may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio or Fund would seek to use the collateral to offset losses incurred. There is potential loss in the event the Portfolio or Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio or Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with whom each Portfolio or Fund enters into repurchase agreements.

FOREIGN CURRENCY:

The books and records of the Portfolios and Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates in effect at noon, Eastern time, on the day of valuation. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion arising from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as realized and unrealized net gain/(loss) from security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolios or Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Growth, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income and Income Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Funds have committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the Funds have acquired or hedged through forward foreign currency contracts at December 31, 2000. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Funds' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/(depreciation) of forward foreign currency contracts reflected in the Funds' Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of

WM VARIABLE TRUST

loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

ILLIQUID INVESTMENTS:

Up to 15% of the net assets of each Equity and Bond Fund, and up to 10% of the net assets of the Money Fund, may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities, which are restricted under Federal securities laws with respect to disposition, (excluding certain Rule 144A securities as defined below).

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within the 15%/10% limitation, as applicable, on investments in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, accreted discount less amortized premiums. Premiums on bonds can be amortized on the basis of any of the following methods: yield-to-maturity, straight-line, or yield-to-call. Discounts can be accreted using yield-to-maturity or straight-line methods. Premiums and discounts on mortgage-backed securities are amortized or accreted using only the straight-line method. The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, which is effective for fiscal years beginning after December 15, 2000. The Trust will be required to amortize market premiums and accrete market discount on debt securities effective January 1, 2001. Prior to January 1, 2001, all Funds accreted discount (except for the U.S. Government Securities Fund with respect to its mortgage-backed securities investments), and only the Money Market Fund and Short Term Income Fund amortized premiums. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolios and Funds. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Money Fund are declared daily and paid monthly. Dividends from net investment income of the Balanced, Conservative Balanced and Flexible Income Portfolios and of the Bond Funds are declared and paid quarterly. Dividends from net investment income of the Strategic Growth and Conservative Growth Portfolios and of the Equity Funds are declared and paid annually. Distributions of any net long-term capital gains earned by a Portfolio or Fund are made annually. Distributions of any net short-term capital gains earned by a Portfolio or Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Income distributions and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of

WM VARIABLE TRUST

America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolios or Funds, organizational costs, dividends payable, redesignated distributions and differing characterizations of distributions made by each Portfolio or Fund as a whole.

Net Investment Income per share calculations in the financial highlights for the year ended December 31, 2000 exclude these adjustments:

                                                                     INCREASE/(DECREASE)     INCREASE/(DECREASE)
                                                                      UNDISTRIBUTED NET         ACCUMULATED
                                               INCREASE/(DECREASE)       INVESTMENT            NET REALIZED
NAME OF FUND/PORFOLIO                            PAID-IN CAPITAL        INCOME/(LOSS)           GAIN/(LOSS)
---------------------                            ---------------        -------------           ----------
Strategic Growth Portfolio .............          $    (3,052)          $ 2,744,220           $(2,741,168)
Conservative Growth Portfolio ..........               (4,027)            8,143,940            (8,139,913)
Balanced Portfolio .....................               (4,027)            5,707,284            (5,703,257)
Conservative Balanced Portfolio ........                    1                    --                    (1)
Flexible Income Portfolio ..............                2,333               272,156              (274,489)
Equity Income Fund .....................                   --                (6,317)                6,317
Growth & Income Fund ...................                   --                (8,373)                8,373
Growth Fund of the Northwest ...........                  163                (1,543)                1,380
Growth Fund ............................               (1,590)            4,760,015            (4,758,425)
Small Cap Stock Fund ...................                   --               521,334              (521,334)
International Growth Fund ..............                   (1)             (255,931)              255,932
Short Term Income Fund .................                   --               (20,926)               20,926
U.S. Government Securities Fund ........                   --              (330,002)              330,002
Income Fund ............................                   --                39,645               (39,645)

FEDERAL INCOME TAXES:

It is the policy of each Portfolio and Fund to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies by, among other things, distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

Expenses that are directly related to one of the Portfolios or Funds are charged directly to that Portfolio or Fund. General expenses of the Trust are allocated to all the Portfolios or Funds based upon the relative net assets of each Portfolio or Fund. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds.

OTHER:

The Growth & Income and Bond Funds may purchase floating rate, inverse floating rate and variable rate obligations, including participation interests therein. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The Fund may purchase floating rate, inverse floating rate and variable rate obligations that carry a demand feature which would permit the Fund to tender them back to the issuer or remarketing agent at par value prior to maturity. Frequently, floating rate, inverse floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. The Bond Funds may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations, including participation interest therein. The Money Fund may purchase floating rate obligations and variable rate demand notes, including participation interest therein. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Fund will be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund, as determined by the Advisor. Moreover, while there may be no active secondary market with respect to a particular variable rate demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal and accrued interest

WM VARIABLE TRUST

on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

3.  INVESTMENT ADVISORY, ADMINISTRATION FEES AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trust. The Growth and International Growth Funds also employ sub-advisors. Each Fund pays monthly fees to the Advisors and the relevant sub-advisor, if any, at the following aggregate annual rates (as a percentage of the Fund's average daily net assets):

                                                           FEES ON
          NAME OF FUND                                    NET ASSETS
          ------------                                    ----------
          Mid Cap Stock Fund .....................          .750%
          Income Fund ............................          .500%
          U.S. Government Securities Fund ........          .500%
          Money Market Fund ......................          .450%

                                                              FEES ON                FEES ON
                                                       NET ASSETS EQUAL TO OR       NET ASSETS
                                                             LESS THAN               EXCEEDING
                                                           $500 MILLION            $500 MILLION
                                                           ------------            ------------
          Equity Income Fund ...................               .625%                  .500%
          Growth Fund of the Northwest .........               .625%                  .500%

                                                              FEES ON                FEES ON
                                                       NET ASSETS EQUAL TO OR       NET ASSETS
                                                             LESS THAN               EXCEEDING
                                                            $25 MILLION             $25 MILLION
                                                            -----------             -----------
          Growth Fund ............................             .950%                  .875%

                                                                                     FEES ON
                                                                               NET ASSETS EXCEEDING
                                                             FEES ON                $25 MILLION               FEES ON
                                                        NET ASSETS EQUAL TO        AND EQUAL TO             NET ASSETS
                                                           OR LESS THAN            OR LESS THAN              EXCEEDING
                                                            $25 MILLION           $500  MILLION            $500 MILLION
                                                            -----------           -------------            ------------
          Small Cap Stock Fund ...................             .900%                  .850%                    .750%

                                                                                     FEES ON
                                                                               NET ASSETS EXCEEDING
                                                             FEES ON                $50 MILLION               FEES ON
                                                        NET ASSETS EQUAL TO        AND EQUAL TO             NET ASSETS
                                                           OR LESS THAN            OR LESS THAN              EXCEEDING
                                                            $50 MILLION           $125 MILLION             $125 MILLION
                                                            -----------           ------------             ------------
          International Growth Fund ..............             .950%                  .850%                    .750%

                                                                                    FEES ON
                                                                              NET ASSETS EXCEEDING
                                                             FEES ON              $200 MILLION                FEES ON
                                                        NET ASSETS EQUAL TO       AND EQUAL TO              NET ASSETS
                                                            OR LESS THAN          OR LESS THAN               EXCEEDING
                                                            $200 MILLION          $500 MILLION             $500 MILLION
                                                            ------------          ------------             ------------
          Short Term Income Fund .................             .500%                  .450%                    .400%

WM VARIABLE TRUST

                                                                FEES ON        FEES ON        FEES ON
                                                              NET ASSETS     NET ASSETS     NET ASSETS
                                                 FEES ON       EXCEEDING      EXCEEDING      EXCEEDING
                                               NET ASSETS    $100 MILLION   $200 MILLION   $400 MILLION     FEES ON
                                                EQUAL TO     AND EQUAL TO   AND EQUAL TO   AND EQUAL TO   NET ASSETS
                                              OR LESS THAN   OR LESS THAN   OR LESS THAN   OR LESS THAN    EXCEEDING
          NAME OF FUND                        $100 MILLION   $200 MILLION   $400 MILLION   $500 MILLION   $500 MILLION
          ------------                        ------------   ------------   ------------   ------------   ------------
          Growth & Income Fund .........          .800%         .750%           .700%          .650%          .575%

As investment advisor to the Portfolios, WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, WM Advisors is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% of each Portfolio's average daily net assets.

WM Shareholder Services, Inc. (the "Administrator"), an indirect wholly-owned subsidiary of Washington Mutual, serves as administrator to each Portfolio and Fund. For it's services as administrator, each Portfolio or Fund pays the Administrator a monthly fee at an annual rate of 0.15% and 0.18% respectively, of the value of each Portfolio or Fund's average daily net assets.

The Advisor has agreed to waive a portion of its management fees and/or reimburse expenses. Fees waived and/or expenses reimbursed by the Advisor for the year ended December 31, 2000 were as follows:

          NAME OF PORTFOLIO/FUND                      FEES WAIVED
          ----------------------                      -----------
          Conservative Balanced Portfolio ........      $4,911
          Money Market Fund ......................       4,466

Custodian fees for certain Portfolios and Funds have been reduced by credits allowed by the custodian for uninvested cash balances. These Portfolios and Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended December 31, 2000 are shown separately in the Statements of Operations.

4.  TRUSTEES' FEES

No director, officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by WM Advisors, Inc., pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus $3,000 per board meeting attended or $1,000 per board meeting attended by telephone. The Lead Trustee receives an additional $6,000 per annum. Trustees are also reimbursed for travel and out-of-pocket expenses. The Chairman of each committee receives $500 per committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these Plans are funded and any payments to Plan participants are paid solely out of the Trust's assets.

WM VARIABLE TRUST

5.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 2000 were as follows:

          NAME OF PORTFOLIO/FUND                          PURCHASES           SALES
          ----------------------                          ---------           -----
          Strategic Growth Portfolio .............      $ 83,251,403      $  8,549,772
          Conservative Growth Portfolio ..........       197,214,597        29,760,213
          Balanced Portfolio .....................       190,434,572        36,555,112
          Conservative Balanced Portfolio ........         6,544,383         5,122,284
          Flexible Income Portfolio ..............        19,091,853         4,763,287
          Equity Income Fund .....................        38,075,899         8,825,992
          Growth & Income Fund ...................       177,808,989        80,040,775
          Growth Fund of the Northwest ...........        62,619,337        15,068,976
          Growth Fund ............................       300,418,637       277,134,786
          Mid Cap Stock Fund .....................        51,379,173         4,969,734
          Small Cap Stock Fund ...................        83,076,368        40,516,490
          International Growth Fund ..............        27,720,238        32,866,100
          Short Term Income Fund .................         5,283,356        10,677,324
          Income Fund ............................        30,123,780           948,309

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended December 31, 2000 were as follows:

          NAME OF FUND                                   PURCHASES           SALES
          ------------                                   ---------           -----
          Equity Income Fund .....................      $ 1,751,354      $   100,738
          Short Term Income Fund .................        2,235,586        6,745,734
          U.S. Government Securities Fund ........       34,836,656        8,372,877
          Income Fund ............................       32,253,371        1,307,669

At December 31, 2000, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                        TAX BASIS         TAX BASIS
                                                        UNREALIZED        UNREALIZED
          NAME OF PORTFOLIO/FUND                       APPRECIATION      DEPRECIATION
          ----------------------                       ------------      ------------
          Strategic Growth Portfolio .............      $ 3,226,723      $ 7,715,192
          Conservative Growth Portfolio ..........        7,307,661       20,517,301
          Balanced Portfolio .....................        6,729,922       14,321,642
          Consevative Balanced Portfolio .........          188,394          315,157
          Flexible Income Portfolio ..............          743,327          805,514
          Equity Income Fund .....................        5,733,885        1,553,643
          Growth & Income Fund ...................       63,515,330       29,262,749
          Growth Fund of the Northwest ...........       10,902,216       10,039,465
          Growth Fund ............................       58,632,500       46,950,732
          Mid Cap Stock Fund .....................       12,831,961        4,846,470
          Small Cap Stock Fund ...................       19,908,308       28,494,280
          International Growth Fund ..............        8,622,615        6,071,519
          Short Term Income Fund .................          490,819          183,818
          U.S. Government Securities Fund ........        2,453,015          415,837
          Income Fund ............................        4,761,232        2,398,125

WM VARIABLE TRUST

6.  LENDING OF SECURITIES

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security loan is collateralized with collateral assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At December 31, 2000, the Funds had outstanding loans of securities to certain brokers, dealers or other financial institutions for which each Fund has segregated cash and/or securities equivalent to 100% of the market value of securities loaned with the Funds' custodian: At December 31, 2000, the following Funds had securities on loan:

                                                        MARKET VALUE
                                                         OF LOANED       MARKET VALUE
          NAME OF FUND                                  SECURITIES       OF COLLATERAL
          ------------                                  ----------       -------------
          Equity Income Fund .....................      $ 2,111,889      $ 2,171,626
          Growth Fund ............................        3,811,412        4,408,380
          Mid Cap Stock Fund .....................          964,000          992,000
          International Growth Fund ..............        1,400,202        1,484,750
          Short Term Income Fund .................        5,503,032        5,625,300
          Income Fund ............................       21,169,226       21,865,180

7.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest, each without par value.

The Money Fund attempts to maintain a constant net asset value of $1.00 per share.

8.  ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Portfolios, except for the Conservative Balanced Portfolio, including the fees and expenses of registering and qualifying each Portfolio's shares for distribution under Federal and state securities regulations, are being amortized on a straight-line basis over a period of five years from commencement of operations of each Portfolio. In the event any of the initial shares of a Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Portfolio outstanding at the time of such redemption.

9.  POST OCTOBER LOSS

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2000, the Funds elected to defer capital losses occurring between November 1, 2000 and December 31, 2000 as follows:

          NAME OF FUND                                CAPITAL LOSSES   CURRENCY LOSSES
          ------------                                --------------   ---------------
          Growth Fund ............................      $     --       $2,147,094
          Mid Cap Stock Fund .....................       119,649              --
          International Growth Fund ..............       257,213              --
          Income Fund ............................       210,786              --

Such losses will be treated as arising on the first day of the year ending December 31, 2001.

WM VARIABLE TRUST

10. CAPITAL LOSS CARRYFORWARDS

As of December 31, 2000, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                            EXPIRING     EXPIRING   EXPIRING    EXPIRING    EXPIRING   EXPIRING    EXPIRING
      NAME OF PORTFOLIO/FUND                 IN 2002      IN 2003    IN 2004     IN 2005     IN 2006    IN 2007     IN 2008
      ----------------------                 -------      -------    -------     -------     -------    -------     -------
Conservative Balanced Portfolio ........   $       --   $     --    $     --    $     --    $    --    $     --    $ 81,524
Mid Cap Stock Fund .....................           --         --          --          --         --          --     178,108
Short Term Income Fund .................       87,775     71,035     241,115      75,877     51,627     114,619      76,142
U.S. Government Securities Fund ........           --    902,071          --     160,620         --          --          --
Income Fund ............................    1,172,218    878,516     144,318          --         --     292,532     175,624
Money Market Fund ......................           --         --          --          --        425         467          --

11.     GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

All Funds, except the U.S. Government Securities Fund, may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions.

In addition, the Money Fund invests at least 25% of its assets in bank obligations. As a result of this concentration policy, the Fund's investments may be subject to greater risk than a fund that does not concentrate in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in Federal and state laws and regulations governing the banking industry and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present risks similar to those investing in foreign securities generally and are not subject to the same reserve requirements and other regulations as U.S. banks.

Each of the Portfolios allocates its assets among the Underlying Funds. As a result, the Porfolios share the risks of each of the Funds in which they invest. Investing in the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until WM Advisors determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may: invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

The Growth Fund of the Northwest concentrates its investments in companies located or doing business in the Northwest region of the United States. The Growth Fund of the Northwest is not intended as a complete investment program and could be adversely impacted by economic trends within the region.

The Strategic Growth Portfolio can invest as much as 50% of its total assets in the Growth Fund, as much as 50% of its total assets in the Small Cap Stock Fund and 25% of its total assets in the WM High Yield Fund, each of which Underlying Funds may invest as much as 35% (at least 65% in the case of the High Yield
Fund) of its total assets in lower-rated bonds. Securities rated below investment grade generally involve greater price volatility and risk of principal and income and may be less liquid than higher rated securities.

The Stategic Growth Portfolio can invest as much as 50% of their total assets in the Growth or Small Cap Stock Funds, each of which may invest up to 25% of its total assets in foreign equity securities and as much as 5% of its total assets in securities in developing or emerging markets countries. The Stategic Growth Portfolio can invest as much as 50% of their total assets in the International Growth Fund, which invests primarily in the foreign equity securities, and may invest as much as 30% of its total

WM VARIABLE TRUST

assets in securities in developing or emerging market countries. These investments will subject such Portfolios to risks associated with investing in foreign securities including those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

The officers and Board of Trustees of the Trust also serve as officers and Trustees of the Underlying Funds. In addition, WM Advisors serves as the investment advisor of each Underlying Fund and Portfolio. Conflicts may arise as the Advisor seeks to fulfill its fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by the Advisor. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor attempts to minimizing the impact of Portfolio transactions on the Underlying Funds.

12.     SUBSEQUENT EVENT

Effective January 1, 2001, WM Shareholders Services, Inc. is no longer entitled to a fee of 0.18% for its services as administrator for each of the Funds.

INDEPENDENT auditors' REPORT

To the Trustees and Shareholders of
WM Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Variable Trust (the "Trust") (including WM Variable Trust Strategic Growth Portfolio, WM Variable Trust Conservative Growth Portfolio, WM Variable Trust Balanced Portfolio, WM Variable Trust Conservative Balanced Portfolio (formerly known as WM Variable Trust Income Portfolio), WM Variable Trust Flexible Income Portfolio, WM Variable Trust Equity Income Fund (formerly known as WM Variable Trust Bond & Stock Fund), WM Variable Trust Growth and Income Fund, WM Variable Trust Growth Fund of the Northwest (formerly known as WM Variable Trust Northwest Fund), WM Variable Trust Growth Fund, WM Variable Trust Mid Cap Stock Fund, WM Variable Trust Small Cap Stock Fund (formerly known as WM Variable Trust Emerging Growth Fund), WM Variable Trust International Growth Fund, WM Variable Trust Short Term Income Fund (formerly known as WM Variable Trust Short Term High Quality Bond Fund), WM Variable Trust U.S. Government Securities Fund, WM Variable Trust Income Fund, and WM Variable Trust Money Market Fund), as of December 31, 2000, the related statements of operations for the periods then ended, the statements of changes in net assets for the periods ended December 31, 2000 and 1999, and financial highlights for each of the periods ended December 31, 2000, 1999 and 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended December 31, 1997 were audited by other auditors whose report, dated February 20, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing proceedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust at December 31, 2000, the results of its operations, changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
San Francisco, California
February 9, 2001

TAX information (unaudited)

WM VARIABLE TRUST

YEAR ENDED DECEMBER 31, 2000

In accordance with the Internal Revenue Code, the following Portfolios/Funds are designating, for purposes of their dividends paid deduction, the corresponding listed amounts as long-term capital gain dividends. These amounts are provided for federal tax compliance purposes. This information is not intended to be used when arriving at your year-end taxable income.

          NAME OF PORTFOLIO/FUND
          ----------------------
          Strategic Growth Portfolio .............      $ 2,726,325
          Conservative Growth Portfolio ..........        7,604,547
          Balanced Portfolio .....................        5,512,415
          Conservative Balanced Portfolio ........              764
          Flexible Income Portfolio ..............          311,548
          Growth & Income Fund ...................        8,974,175
          Growth Fund of the Northwest ...........          232,499
          Growth Fund ............................       33,522,413
          Small Cap Stock Fund ...................        5,711,818
          International Growth Fund ..............          625,248

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




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

This material is not an offer to sell nor a solicitation to buy the WM Strategic Asset Manager Variable Annuity, WM Advantage Variable Annuity, or shares of the WM Variable Trust. It is not authorized for distribution unless preceded or accompanied by a current prospectus(es) that includes information regarding the risk factors, expenses, policies and objectives of the WM Advantage Variable Annuity and WM Strategic Asset Manager Variable Annuity programs. Please read it carefully before investing. WM Advantage and WM Strategic Asset Manager may not be available for sale in all states.

Shares of the WM Variable Trust are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, the depository institution or any other agency. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by WM Funds Distributor, Inc.

Member NASD

Annuities are                               The financial institution
not FDIC Insured.  [CIRCLE WITH "FDIC"      does not guarantee
                      SLASHED THRU]         performance by the insurer
                                            issuing the annuity.

Annuities are not  [CIRCLE WITH "BANK"      Variable annuities involve
obligations of        SLASHED THRU]         risk, including potential
any bank.                                   loss of principal.


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